REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy Owners of
Brighthouse Variable Life Account A
and Board of Directors of
Brighthouse Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Brighthouse Variable Life Account A (the "Separate Account") of Brighthouse Life Insurance Company (the "Company") comprising each of the individual Investment Divisions listed in Note 2 as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights in Note 8 for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Investment Divisions constituting the Separate Account of the Company as of December 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on the Separate Account's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2022, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Tampa, Florida
March 24, 2023

We have served as the Separate Account's auditor since 2008.

This page is intentionally left blank.

BRIGHTHOUSE VARIABLE LIFE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	American Funds® Global Small Capitalization Investment Division	American Funds® Growth Investment Division	American Funds® Growth-Income Investment Division	American Funds® The Bond Fund of America Investment Division
Assets:
Investments at fair value	$18,506,779	$67,820,147	$35,097,808	$6,578,256
Due from Brighthouse Life Insurance Company	—	—	—	—
Total Assets	18,506,779	67,820,147	35,097,808	6,578,256
Liabilities:
Due to Brighthouse Life Insurance Company	2	8	4	1
Total Liabilities	2	8	4	1
Net Assets	$18,506,777	$67,820,139	$35,097,804	$6,578,255

The accompanying notes are an integral part of these financial statements.
1

BRIGHTHOUSE VARIABLE LIFE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2022

	BHFTI AB Global Dynamic Allocation Investment Division	BHFTI American Funds® Balanced Allocation Investment Division	BHFTI American Funds® Growth Allocation Investment Division	BHFTI American Funds® Moderate Allocation Investment Division	BHFTI BlackRock Global Tactical Strategies Investment Division
Assets:
Investments at fair value	$2,036,866	$10,142,313	$27,769,892	$8,557,754	$1,994,802
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	2,036,866	10,142,313	27,769,892	8,557,754	1,994,802
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	—	—	1
Total Liabilities	—	—	—	—	1
Net Assets	$2,036,866	$10,142,313	$27,769,892	$8,557,754	$1,994,801

The accompanying notes are an integral part of these financial statements.
2

	BHFTI Brighthouse Asset Allocation 100 Investment Division	BHFTI Brighthouse Balanced Plus Investment Division	BHFTI Brighthouse/ abrdn Emerging Markets Equity Investment Division	BHFTI Brighthouse/ Templeton International Bond Investment Division	BHFTI Brighthouse/ Wellington Large Cap Research Investment Division
Assets:
Investments at fair value	$27,842,629	$3,319,567	$4,273,221	$1,917,705	$5,655,238
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	27,842,629	3,319,567	4,273,221	1,917,705	5,655,238
Liabilities:
Due to Brighthouse Life Insurance Company	1	2	—	1	1
Total Liabilities	1	2	—	1	1
Net Assets	$27,842,628	$3,319,565	$4,273,221	$1,917,704	$5,655,237

The accompanying notes are an integral part of these financial statements.
3

BRIGHTHOUSE VARIABLE LIFE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2022

	BHFTI CBRE Global Real Estate Investment Division	BHFTI Harris Oakmark International Investment Division	BHFTI Invesco Balanced-Risk Allocation Investment Division	BHFTI Invesco Global Equity Investment Division	BHFTI Invesco Small Cap Growth Investment Division
Assets:
Investments at fair value	$10,384,027	$22,540,507	$2,293,915	$13,676,680	$5,639,422
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	10,384,027	22,540,507	2,293,915	13,676,680	5,639,422
Liabilities:
Due to Brighthouse Life Insurance Company	1	—	1	1	—
Total Liabilities	1	—	1	1	—
Net Assets	$10,384,026	$22,540,507	$2,293,914	$13,676,679	$5,639,422

The accompanying notes are an integral part of these financial statements.
4

	BHFTI JPMorgan Global Active Allocation Investment Division	BHFTI JPMorgan Small Cap Value Investment Division	BHFTI Loomis Sayles Global Allocation Investment Division	BHFTI Loomis Sayles Growth Investment Division	BHFTI MetLife Multi-Index Targeted Risk Investment Division
Assets:
Investments at fair value	$2,111,391	$3,779,284	$3,584,094	$26,148,944	$668,611
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	2,111,391	3,779,284	3,584,094	26,148,944	668,611
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	1	1	4
Total Liabilities	—	—	1	1	4
Net Assets	$2,111,391	$3,779,284	$3,584,093	$26,148,943	$668,607

The accompanying notes are an integral part of these financial statements.
5

BRIGHTHOUSE VARIABLE LIFE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2022

	BHFTI MFS® Research International Investment Division	BHFTI Morgan Stanley Discovery Investment Division	BHFTI PanAgora Global Diversified Risk Investment Division	BHFTI PIMCO Inflation Protected Bond Investment Division	BHFTI PIMCO Total Return Investment Division
Assets:
Investments at fair value	$9,680,094	$7,932,305	$1,425,862	$8,340,896	$18,276,115
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	9,680,094	7,932,305	1,425,862	8,340,896	18,276,115
Liabilities:
Due to Brighthouse Life Insurance Company	—	1	1	1	—
Total Liabilities	—	1	1	1	—
Net Assets	$9,680,094	$7,932,304	$1,425,861	$8,340,895	$18,276,115

The accompanying notes are an integral part of these financial statements.
6

	BHFTI Schroders Global Multi-Asset Investment Division	BHFTI SSGA Growth and Income ETF Investment Division	BHFTI SSGA Growth ETF Investment Division	BHFTI T. Rowe Price Mid Cap Growth Investment Division	BHFTI Victory Sycamore Mid Cap Value Investment Division
Assets:
Investments at fair value	$1,420,537	$10,515,753	$16,512,324	$21,364,267	$11,625,866
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	1,420,537	10,515,753	16,512,324	21,364,267	11,625,866
Liabilities:
Due to Brighthouse Life Insurance Company	1	1	—	1	1
Total Liabilities	1	1	—	1	1
Net Assets	$1,420,536	$10,515,752	$16,512,324	$21,364,266	$11,625,865

The accompanying notes are an integral part of these financial statements.
7

BRIGHTHOUSE VARIABLE LIFE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2022

	BHFTII Baillie Gifford International Stock Investment Division	BHFTII BlackRock Bond Income Investment Division	BHFTII BlackRock Capital Appreciation Investment Division	BHFTII Brighthouse Asset Allocation 20 Investment Division	BHFTII Brighthouse Asset Allocation 40 Investment Division
Assets:
Investments at fair value	$3,488,204	$5,744,608	$10,981,698	$1,860,228	$5,909,883
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	3,488,204	5,744,608	10,981,698	1,860,228	5,909,883
Liabilities:
Due to Brighthouse Life Insurance Company	1	5	1	1	1
Total Liabilities	1	5	1	1	1
Net Assets	$3,488,203	$5,744,603	$10,981,697	$1,860,227	$5,909,882

The accompanying notes are an integral part of these financial statements.
8

	BHFTII Brighthouse Asset Allocation 60 Investment Division	BHFTII Brighthouse Asset Allocation 80 Investment Division	BHFTII Brighthouse/ Artisan Mid Cap Value Investment Division	BHFTII Brighthouse/ Wellington Balanced Investment Division	BHFTII Brighthouse/ Wellington Core Equity Opportunities Investment Division
Assets:
Investments at fair value	$48,302,880	$105,733,246	$6,157,391	$3,830,456	$20,384,707
Due from Brighthouse Life Insurance Company	—	3	—	—	—
Total Assets	48,302,880	105,733,249	6,157,391	3,830,456	20,384,707
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	7	1	3
Total Liabilities	—	—	7	1	3
Net Assets	$48,302,880	$105,733,249	$6,157,384	$3,830,455	$20,384,704

The accompanying notes are an integral part of these financial statements.
9

BRIGHTHOUSE VARIABLE LIFE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2022

	BHFTII Frontier Mid Cap Growth Investment Division	BHFTII Jennison Growth Investment Division	BHFTII Loomis Sayles Small Cap Core Investment Division	BHFTII Loomis Sayles Small Cap Growth Investment Division	BHFTII MetLife Aggregate Bond Index Investment Division
Assets:
Investments at fair value	$6,252,485	$10,900,366	$7,172,432	$4,686,156	$23,879,516
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	6,252,485	10,900,366	7,172,432	4,686,156	23,879,516
Liabilities:
Due to Brighthouse Life Insurance Company	1	—	14	1	1
Total Liabilities	1	—	14	1	1
Net Assets	$6,252,484	$10,900,366	$7,172,418	$4,686,155	$23,879,515

The accompanying notes are an integral part of these financial statements.
10

	BHFTII MetLife Mid Cap Stock Index Investment Division	BHFTII MetLife MSCI EAFE® Index Investment Division	BHFTII MetLife Russell 2000® Index Investment Division	BHFTII MetLife Stock Index Investment Division	BHFTII MFS® Total Return Investment Division
Assets:
Investments at fair value	$23,506,943	$29,515,994	$17,728,570	$75,085,571	$4,894,494
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	23,506,943	29,515,994	17,728,570	75,085,571	4,894,494
Liabilities:
Due to Brighthouse Life Insurance Company	1	1	1	4	7
Total Liabilities	1	1	1	4	7
Net Assets	$23,506,942	$29,515,993	$17,728,569	$75,085,567	$4,894,487

The accompanying notes are an integral part of these financial statements.
11

BRIGHTHOUSE VARIABLE LIFE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Concluded)

December 31, 2022

	BHFTII MFS® Value Investment Division	BHFTII Neuberger Berman Genesis Investment Division	BHFTII T. Rowe Price Large Cap Growth Investment Division	BHFTII T. Rowe Price Small Cap Growth Investment Division	BHFTII VanEck Global Natural Resources Investment Division
Assets:
Investments at fair value	$31,170,518	$6,862,803	$23,408,203	$15,243,457	$4,133,874
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	31,170,518	6,862,803	23,408,203	15,243,457	4,133,874
Liabilities:
Due to Brighthouse Life Insurance Company	1	2	1	1	1
Total Liabilities	1	2	1	1	1
Net Assets	$31,170,517	$6,862,801	$23,408,202	$15,243,456	$4,133,873

The accompanying notes are an integral part of these financial statements.
12

	BHFTII Western Asset Management Strategic Bond Opportunities Investment Division	BHFTII Western Asset Management U.S. Government Investment Division	FTVIPT Franklin Income VIP Investment Division	FTVIPT Franklin Mutual Shares VIP Investment Division
Assets:
Investments at fair value	$12,141,228	$2,503,055	$1,178,901	$1,674,680
Due from Brighthouse Life Insurance Company	—	—	—	—
Total Assets	12,141,228	2,503,055	1,178,901	1,674,680
Liabilities:
Due to Brighthouse Life Insurance Company	1	—	1	—
Total Liabilities	1	—	1	—
Net Assets	$12,141,227	$2,503,055	$1,178,900	$1,674,680

The accompanying notes are an integral part of these financial statements.
13

BRIGHTHOUSE VARIABLE LIFE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS

For the year ended December 31, 2022

	American Funds® Global Small Capitalization Investment Division	American Funds® Growth Investment Division	American Funds® Growth-Income Investment Division	American Funds® The Bond Fund of America Investment Division	BHFTI AB Global Dynamic Allocation Investment Division
Investment Income:
Dividends	$—	$247,098	$477,293	$204,779	$96,275
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	6,718,737	10,938,658	3,717,132	82,209	161,627
Realized gains (losses) on sale of investments	(136,499)	(174,210)	543,971	(86,776)	(23,608)
Net realized gains (losses)	6,582,238	10,764,448	4,261,103	(4,567)	138,019
Change in unrealized gains (losses) on investments	(14,271,268)	(40,215,494)	(12,020,906)	(1,195,991)	(782,063)
Net realized and change in unrealized gains (losses) on investments	(7,689,030)	(29,451,046)	(7,759,803)	(1,200,558)	(644,044)
Net increase (decrease) in net assets resulting from operations	$(7,689,030)	$(29,203,948)	$(7,282,510)	$(995,779)	$(547,769)

The accompanying notes are an integral part of these financial statements.
14

	BHFTI American Funds® Balanced Allocation Investment Division	BHFTI American Funds® Growth Allocation Investment Division	BHFTI American Funds® Moderate Allocation Investment Division	BHFTI BlackRock Global Tactical Strategies Investment Division	BHFTI Brighthouse Asset Allocation 100 Investment Division
Investment Income:
Dividends	$186,732	$411,101	$184,903	$48,365	$474,176
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,395,850	4,403,034	941,238	77,250	2,543,306
Realized gains (losses) on sale of investments	(45,232)	22,153	(143,053)	(10,730)	(13,632)
Net realized gains (losses)	1,350,618	4,425,187	798,185	66,520	2,529,674
Change in unrealized gains (losses) on investments	(3,602,662)	(11,129,512)	(2,720,730)	(579,449)	(9,858,177)
Net realized and change in unrealized gains (losses) on investments	(2,252,044)	(6,704,325)	(1,922,545)	(512,929)	(7,328,503)
Net increase (decrease) in net assets resulting from operations	$(2,065,312)	$(6,293,224)	$(1,737,642)	$(464,564)	$(6,854,327)

The accompanying notes are an integral part of these financial statements.
15

BRIGHTHOUSE VARIABLE LIFE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2022

	BHFTI Brighthouse Balanced Plus Investment Division	BHFTI Brighthouse/ abrdn Emerging Markets Equity Investment Division	BHFTI Brighthouse/ Templeton International Bond Investment Division	BHFTI Brighthouse/ Wellington Large Cap Research Investment Division	BHFTI CBRE Global Real Estate Investment Division
Investment Income:
Dividends	$91,114	$48,607	$—	$43,262	$490,946
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	355,605	681,837	—	1,264,422	1,068,164
Realized gains (losses) on sale of investments	(92,218)	(91,681)	(57,358)	50,312	26,200
Net realized gains (losses)	263,387	590,156	(57,358)	1,314,734	1,094,364
Change in unrealized gains (losses) on investments	(1,322,496)	(2,192,960)	(42,411)	(2,697,274)	(4,870,333)
Net realized and change in unrealized gains (losses) on investments	(1,059,109)	(1,602,804)	(99,769)	(1,382,540)	(3,775,969)
Net increase (decrease) in net assets resulting from operations	$(967,995)	$(1,554,197)	$(99,769)	$(1,339,278)	$(3,285,023)

The accompanying notes are an integral part of these financial statements.
16

	BHFTI Harris Oakmark International Investment Division	BHFTI Invesco Balanced-Risk Allocation Investment Division	BHFTI Invesco Global Equity Investment Division	BHFTI Invesco Small Cap Growth Investment Division	BHFTI JPMorgan Global Active Allocation Investment Division
Investment Income:
Dividends	$542,489	$129,691	$—	$—	$55,127
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,197,773	123,515	2,159,554	1,826,158	280,405
Realized gains (losses) on sale of investments	(183,614)	(12,477)	(58,984)	(164,692)	(9,118)
Net realized gains (losses)	1,014,159	111,038	2,100,570	1,661,466	271,287
Change in unrealized gains (losses) on investments	(5,528,510)	(531,544)	(8,426,628)	(4,539,936)	(779,395)
Net realized and change in unrealized gains (losses) on investments	(4,514,351)	(420,506)	(6,326,058)	(2,878,470)	(508,108)
Net increase (decrease) in net assets resulting from operations	$(3,971,862)	$(290,815)	$(6,326,058)	$(2,878,470)	$(452,981)

The accompanying notes are an integral part of these financial statements.
17

BRIGHTHOUSE VARIABLE LIFE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2022

	BHFTI JPMorgan Small Cap Value Investment Division	BHFTI Loomis Sayles Global Allocation Investment Division	BHFTI Loomis Sayles Growth Investment Division	BHFTI MetLife Multi-Index Targeted Risk Investment Division	BHFTI MFS® Research International Investment Division
Investment Income:
Dividends	$46,852	$—	$—	$13,712	$201,886
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,330,961	541,080	2,530,289	71,492	659,235
Realized gains (losses) on sale of investments	(326)	(30,770)	(242,066)	(17,996)	71,584
Net realized gains (losses)	1,330,635	510,310	2,288,223	53,496	730,819
Change in unrealized gains (losses) on investments	(1,985,508)	(1,603,281)	(12,470,121)	(257,781)	(2,920,747)
Net realized and change in unrealized gains (losses) on investments	(654,873)	(1,092,971)	(10,181,898)	(204,285)	(2,189,928)
Net increase (decrease) in net assets resulting from operations	$(608,021)	$(1,092,971)	$(10,181,898)	$(190,573)	$(1,988,042)

The accompanying notes are an integral part of these financial statements.
18

	BHFTI Morgan Stanley Discovery Investment Division	BHFTI PanAgora Global Diversified Risk Investment Division	BHFTI PIMCO Inflation Protected Bond Investment Division	BHFTI PIMCO Total Return Investment Division	BHFTI Schroders Global Multi-Asset Investment Division
Investment Income:
Dividends	$—	$192,209	$592,459	$636,492	$20,828
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	4,269,030	109,046	—	—	97,969
Realized gains (losses) on sale of investments	(716,124)	(53,041)	(22,349)	(401,302)	(6,535)
Net realized gains (losses)	3,552,906	56,005	(22,349)	(401,302)	91,434
Change in unrealized gains (losses) on investments	(15,742,046)	(552,281)	(1,697,089)	(3,511,674)	(471,534)
Net realized and change in unrealized gains (losses) on investments	(12,189,140)	(496,276)	(1,719,438)	(3,912,976)	(380,100)
Net increase (decrease) in net assets resulting from operations	$(12,189,140)	$(304,067)	$(1,126,979)	$(3,276,484)	$(359,272)

The accompanying notes are an integral part of these financial statements.
19

BRIGHTHOUSE VARIABLE LIFE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2022

	BHFTI SSGA Growth and Income ETF Investment Division	BHFTI SSGA Growth ETF Investment Division	BHFTI T. Rowe Price Mid Cap Growth Investment Division	BHFTI Victory Sycamore Mid Cap Value Investment Division	BHFTII Baillie Gifford International Stock Investment Division
Investment Income:
Dividends	$370,508	$527,483	$—	$224,572	$42,781
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,840,993	2,934,750	3,885,625	1,399,293	332,777
Realized gains (losses) on sale of investments	(111,145)	(84,855)	(374,987)	131,130	(81,186)
Net realized gains (losses)	1,729,848	2,849,895	3,510,638	1,530,423	251,591
Change in unrealized gains (losses) on investments	(4,071,916)	(6,521,864)	(10,092,536)	(2,128,296)	(1,653,937)
Net realized and change in unrealized gains (losses) on investments	(2,342,068)	(3,671,969)	(6,581,898)	(597,873)	(1,402,346)
Net increase (decrease) in net assets resulting from operations	$(1,971,560)	$(3,144,486)	$(6,581,898)	$(373,301)	$(1,359,565)

The accompanying notes are an integral part of these financial statements.
20

	BHFTII BlackRock Bond Income Investment Division	BHFTII BlackRock Capital Appreciation Investment Division	BHFTII Brighthouse Asset Allocation 20 Investment Division	BHFTII Brighthouse Asset Allocation 40 Investment Division	BHFTII Brighthouse Asset Allocation 60 Investment Division
Investment Income:
Dividends	$180,651	$—	$68,619	$188,259	$1,235,551
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	7,398	3,416,963	62,966	355,736	3,881,878
Realized gains (losses) on sale of investments	(124,650)	(118,962)	(30,300)	(179,043)	(228,732)
Net realized gains (losses)	(117,252)	3,298,001	32,666	176,693	3,653,146
Change in unrealized gains (losses) on investments	(1,079,401)	(9,857,538)	(386,616)	(1,393,785)	(13,813,559)
Net realized and change in unrealized gains (losses) on investments	(1,196,653)	(6,559,537)	(353,950)	(1,217,092)	(10,160,413)
Net increase (decrease) in net assets resulting from operations	$(1,016,002)	$(6,559,537)	$(285,331)	$(1,028,833)	$(8,924,862)

The accompanying notes are an integral part of these financial statements.
21

BRIGHTHOUSE VARIABLE LIFE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2022

	BHFTII Brighthouse Asset Allocation 80 Investment Division	BHFTII Brighthouse/ Artisan Mid Cap Value Investment Division	BHFTII Brighthouse/ Wellington Balanced Investment Division	BHFTII Brighthouse/ Wellington Core Equity Opportunities Investment Division	BHFTII Frontier Mid Cap Growth Investment Division
Investment Income:
Dividends	$2,328,706	$67,341	$73,806	$297,736	$—
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	10,470,289	1,017,285	575,644	3,664,229	1,929,463
Realized gains (losses) on sale of investments	(223,510)	(67,431)	(65,515)	165,750	(69,004)
Net realized gains (losses)	10,246,779	949,854	510,129	3,829,979	1,860,459
Change in unrealized gains (losses) on investments	(35,814,804)	(2,002,382)	(1,423,358)	(5,284,725)	(4,291,098)
Net realized and change in unrealized gains (losses) on investments	(25,568,025)	(1,052,528)	(913,229)	(1,454,746)	(2,430,639)
Net increase (decrease) in net assets resulting from operations	$(23,239,319)	$(985,187)	$(839,423)	$(1,157,010)	$(2,430,639)

The accompanying notes are an integral part of these financial statements.
22

	BHFTII Jennison Growth Investment Division	BHFTII Loomis Sayles Small Cap Core Investment Division	BHFTII Loomis Sayles Small Cap Growth Investment Division	BHFTII MetLife Aggregate Bond Index Investment Division	BHFTII MetLife Mid Cap Stock Index Investment Division
Investment Income:
Dividends	$—	$—	$—	$752,732	$271,193
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	3,004,629	1,391,572	1,028,406	—	3,899,779
Realized gains (losses) on sale of investments	(343,253)	(49,457)	(69,348)	(460,526)	137,724
Net realized gains (losses)	2,661,376	1,342,115	959,058	(460,526)	4,037,503
Change in unrealized gains (losses) on investments	(9,643,744)	(2,619,194)	(2,356,259)	(4,171,064)	(7,990,446)
Net realized and change in unrealized gains (losses) on investments	(6,982,368)	(1,277,079)	(1,397,201)	(4,631,590)	(3,952,943)
Net increase (decrease) in net assets resulting from operations	$(6,982,368)	$(1,277,079)	$(1,397,201)	$(3,878,858)	$(3,681,750)

The accompanying notes are an integral part of these financial statements.
23

BRIGHTHOUSE VARIABLE LIFE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2022

	BHFTII MetLife MSCI EAFE® Index Investment Division	BHFTII MetLife Russell 2000® Index Investment Division	BHFTII MetLife Stock Index Investment Division	BHFTII MFS® Total Return Investment Division	BHFTII MFS® Value Investment Division
Investment Income:
Dividends	$1,066,080	$201,486	$1,009,019	$90,606	$544,010
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	751,802	3,325,893	7,008,901	479,779	4,514,200
Realized gains (losses) on sale of investments	86,554	(8,489)	1,456,773	9,493	60,196
Net realized gains (losses)	838,356	3,317,404	8,465,674	489,272	4,574,396
Change in unrealized gains (losses) on investments	(6,529,376)	(8,043,163)	(26,206,830)	(1,114,088)	(7,315,563)
Net realized and change in unrealized gains (losses) on investments	(5,691,020)	(4,725,759)	(17,741,156)	(624,816)	(2,741,167)
Net increase (decrease) in net assets resulting from operations	$(4,624,940)	$(4,524,273)	$(16,732,137)	$(534,210)	$(2,197,157)

The accompanying notes are an integral part of these financial statements.
24

	BHFTII Neuberger Berman Genesis Investment Division	BHFTII T. Rowe Price Large Cap Growth Investment Division	BHFTII T. Rowe Price Small Cap Growth Investment Division	BHFTII VanEck Global Natural Resources Investment Division	BHFTII Western Asset Management Strategic Bond Opportunities Investment Division
Investment Income:
Dividends	$—	$—	$34,486	$113,518	$790,347
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,330,327	5,645,459	2,918,808	—	—
Realized gains (losses) on sale of investments	(51,030)	(300,208)	(154,100)	291,254	(128,033)
Net realized gains (losses)	1,279,297	5,345,251	2,764,708	291,254	(128,033)
Change in unrealized gains (losses) on investments	(3,022,790)	(21,022,192)	(7,227,048)	18,217	(3,156,751)
Net realized and change in unrealized gains (losses) on investments	(1,743,493)	(15,676,941)	(4,462,340)	309,471	(3,284,784)
Net increase (decrease) in net assets resulting from operations	$(1,743,493)	$(15,676,941)	$(4,427,854)	$422,989	$(2,494,437)

The accompanying notes are an integral part of these financial statements.
25

BRIGHTHOUSE VARIABLE LIFE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Concluded)

For the year ended December 31, 2022

	BHFTII Western Asset Management U.S. Government Investment Division	FTVIPT Franklin Income VIP Investment Division	FTVIPT Franklin Mutual Shares VIP Investment Division
Investment Income:
Dividends	$63,277	$39,919	$30,936
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	16,203	186,827
Realized gains (losses) on sale of investments	(50,941)	1,666	(34,612)
Net realized gains (losses)	(50,941)	17,869	152,215
Change in unrealized gains (losses) on investments	(273,093)	(96,020)	(342,800)
Net realized and change in unrealized gains (losses) on investments	(324,034)	(78,151)	(190,585)
Net increase (decrease) in net assets resulting from operations	$(260,757)	$(38,232)	$(159,649)

The accompanying notes are an integral part of these financial statements.
26

This page is intentionally left blank.

BRIGHTHOUSE VARIABLE LIFE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2022 and 2021

	American Funds® Global Small Capitalization Investment Division		American Funds® Growth Investment Division		American Funds® Growth-Income Investment Division		American Funds® The Bond Fund of America Investment Division
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$—	$—	$247,098	$203,267	$477,293	$470,977	$204,779	$114,258
Net realized gains (losses)	6,582,238	1,701,866	10,764,448	13,557,480	4,261,103	1,279,114	(4,567)	384,496
Change in unrealized gains (losses) on investments	(14,271,268)	(65,045)	(40,215,494)	4,608,188	(12,020,906)	7,165,198	(1,195,991)	(499,997)
Net increase (decrease) in net assets resulting from operations	(7,689,030)	1,636,821	(29,203,948)	18,368,935	(7,282,510)	8,915,289	(995,779)	(1,243)
Policy Transactions:
Premium payments received from policy owners	1,473,520	1,624,365	4,718,216	4,789,800	2,179,303	2,433,721	616,032	696,934
Net transfers (including fixed account)	258,700	2,036,053	892,868	(1,691,658)	(311,043)	(1,380,524)	(455,477)	1,528,633
Policy charges	(701,697)	(858,882)	(2,531,366)	(2,854,947)	(1,245,494)	(1,241,171)	(305,443)	(299,746)
Transfers for policy benefits and terminations	(850,884)	(2,520,262)	(5,017,630)	(5,510,747)	(2,934,737)	(1,920,070)	(287,143)	(1,463,418)
Net increase (decrease) in net assets resulting from policy transactions	179,639	281,274	(1,937,912)	(5,267,552)	(2,311,971)	(2,108,044)	(432,031)	462,403
Net increase (decrease) in net assets	(7,509,391)	1,918,095	(31,141,860)	13,101,383	(9,594,481)	6,807,245	(1,427,810)	461,160
Net Assets:
Beginning of year	26,016,168	24,098,073	98,961,999	85,860,616	44,692,285	37,885,040	8,006,065	7,544,905
End of year	$18,506,777	$26,016,168	$67,820,139	$98,961,999	$35,097,804	$44,692,285	$6,578,255	$8,006,065

The accompanying notes are an integral part of these financial statements.
28

	BHFTI AB Global Dynamic Allocation Investment Division		BHFTI American Funds® Balanced Allocation Investment Division		BHFTI American Funds® Growth Allocation Investment Division
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$96,275	$5,879	$186,732	$172,453	$411,101	$348,564
Net realized gains (losses)	138,019	161,619	1,350,618	483,407	4,425,187	1,395,797
Change in unrealized gains (losses) on investments	(782,063)	65,979	(3,602,662)	743,043	(11,129,512)	3,122,436
Net increase (decrease) in net assets resulting from operations	(547,769)	233,477	(2,065,312)	1,398,903	(6,293,224)	4,866,797
Policy Transactions:
Premium payments received from policy owners	53,715	67,869	766,853	777,941	2,023,140	2,236,423
Net transfers (including fixed account)	(20,725)	22,798	(420,604)	243,746	231,950	17,188
Policy charges	(99,050)	(101,367)	(424,794)	(434,381)	(931,074)	(991,593)
Transfers for policy benefits and terminations	(78,008)	—	(298,271)	(639,854)	(1,644,618)	(1,734,818)
Net increase (decrease) in net assets resulting from policy transactions	(144,068)	(10,700)	(376,816)	(52,548)	(320,602)	(472,800)
Net increase (decrease) in net assets	(691,837)	222,777	(2,442,128)	1,346,355	(6,613,826)	4,393,997
Net Assets:
Beginning of year	2,728,703	2,505,926	12,584,441	11,238,086	34,383,718	29,989,721
End of year	$2,036,866	$2,728,703	$10,142,313	$12,584,441	$27,769,892	$34,383,718

The accompanying notes are an integral part of these financial statements.
29

BRIGHTHOUSE VARIABLE LIFE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022 and 2021

	BHFTI American Funds® Moderate Allocation Investment Division		BHFTI BlackRock Global Tactical Strategies Investment Division		BHFTI Brighthouse Asset Allocation 100 Investment Division		BHFTI Brighthouse Balanced Plus Investment Division
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$184,903	$217,952	$48,365	$32,163	$474,176	$433,179	$91,114	$125,897
Net realized gains (losses)	798,185	647,202	66,520	95,982	2,529,674	2,909,111	263,387	280,549
Change in unrealized gains (losses) on investments	(2,720,730)	355,413	(579,449)	92,854	(9,858,177)	2,100,428	(1,322,496)	(26,891)
Net increase (decrease) in net assets resulting from operations	(1,737,642)	1,220,567	(464,564)	220,999	(6,854,327)	5,442,718	(967,995)	379,555
Policy Transactions:
Premium payments received from policy owners	860,123	1,175,949	178,942	191,891	2,069,391	2,196,114	302,474	318,274
Net transfers (including fixed account)	(2,387,698)	(121,340)	(13,859)	18,674	53,880	(493,069)	(62,316)	65,253
Policy charges	(488,342)	(580,830)	(105,265)	(115,442)	(916,148)	(982,350)	(210,191)	(255,116)
Transfers for policy benefits and terminations	(419,038)	(2,562,185)	(87,776)	(61,326)	(911,704)	(2,018,482)	(187,142)	(1,336,911)
Net increase (decrease) in net assets resulting from policy transactions	(2,434,955)	(2,088,406)	(27,958)	33,797	295,419	(1,297,787)	(157,175)	(1,208,500)
Net increase (decrease) in net assets	(4,172,597)	(867,839)	(492,522)	254,796	(6,558,908)	4,144,931	(1,125,170)	(828,945)
Net Assets:
Beginning of year	12,730,351	13,598,190	2,487,323	2,232,527	34,401,536	30,256,605	4,444,735	5,273,680
End of year	$8,557,754	$12,730,351	$1,994,801	$2,487,323	$27,842,628	$34,401,536	$3,319,565	$4,444,735

The accompanying notes are an integral part of these financial statements.
30

	BHFTI Brighthouse/abrdn Emerging Markets Equity Investment Division		BHFTI Brighthouse/Templeton International Bond Investment Division		BHFTI Brighthouse/Wellington Large Cap Research Investment Division
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$48,607	$23,906	$—	$—	$43,262	$57,646
Net realized gains (losses)	590,156	90,737	(57,358)	(26,826)	1,314,734	794,551
Change in unrealized gains (losses) on investments	(2,192,960)	(441,929)	(42,411)	(47,443)	(2,697,274)	599,878
Net increase (decrease) in net assets resulting from operations	(1,554,197)	(327,286)	(99,769)	(74,269)	(1,339,278)	1,452,075
Policy Transactions:
Premium payments received from policy owners	402,034	454,180	222,852	177,706	380,618	394,690
Net transfers (including fixed account)	(12,074)	509,281	308,422	157,072	11,536	(160,916)
Policy charges	(140,729)	(173,727)	(81,395)	(65,161)	(166,103)	(181,815)
Transfers for policy benefits and terminations	(529,012)	(81,237)	(132,900)	—	(417,615)	(265,983)
Net increase (decrease) in net assets resulting from policy transactions	(279,781)	708,497	316,979	269,617	(191,564)	(214,024)
Net increase (decrease) in net assets	(1,833,978)	381,211	217,210	195,348	(1,530,842)	1,238,051
Net Assets:
Beginning of year	6,107,199	5,725,988	1,700,494	1,505,146	7,186,079	5,948,028
End of year	$4,273,221	$6,107,199	$1,917,704	$1,700,494	$5,655,237	$7,186,079

The accompanying notes are an integral part of these financial statements.
31

BRIGHTHOUSE VARIABLE LIFE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022 and 2021

	BHFTI CBRE Global Real Estate Investment Division		BHFTI Harris Oakmark International Investment Division		BHFTI Invesco Balanced-Risk Allocation Investment Division		BHFTI Invesco Global Equity Investment Division
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$490,946	$371,528	$542,489	$211,921	$129,691	$66,831	$—	$23,547
Net realized gains (losses)	1,094,364	280,363	1,014,159	304,484	111,038	73,290	2,100,570	1,253,792
Change in unrealized gains (losses) on investments	(4,870,333)	3,007,036	(5,528,510)	1,433,845	(531,544)	62,220	(8,426,628)	1,422,712
Net increase (decrease) in net assets resulting from operations	(3,285,023)	3,658,927	(3,971,862)	1,950,250	(290,815)	202,341	(6,326,058)	2,700,051
Policy Transactions:
Premium payments received from policy owners	794,240	849,756	1,673,633	1,761,441	167,768	149,785	854,733	920,057
Net transfers (including fixed account)	222,974	(1,026,139)	528,604	2,390,427	336,689	(11,986)	335,761	190,062
Policy charges	(392,549)	(402,382)	(743,975)	(793,924)	(152,808)	(132,774)	(362,805)	(404,485)
Transfers for policy benefits and terminations	(436,282)	(630,026)	(1,097,693)	(2,491,469)	(25,545)	(58,210)	(462,197)	(1,112,999)
Net increase (decrease) in net assets resulting from policy transactions	188,383	(1,208,791)	360,569	866,475	326,104	(53,185)	365,492	(407,365)
Net increase (decrease) in net assets	(3,096,640)	2,450,136	(3,611,293)	2,816,725	35,289	149,156	(5,960,566)	2,292,686
Net Assets:
Beginning of year	13,480,666	11,030,530	26,151,800	23,335,075	2,258,625	2,109,469	19,637,245	17,344,559
End of year	$10,384,026	$13,480,666	$22,540,507	$26,151,800	$2,293,914	$2,258,625	$13,676,679	$19,637,245
The accompanying notes are an integral part of these financial statements.
32

	BHFTI Invesco Small Cap Growth Investment Division		BHFTI JPMorgan Global Active Allocation Investment Division		BHFTI JPMorgan Small Cap Value Investment Division
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$—	$—	$55,127	$11,952	$46,852	$49,989
Net realized gains (losses)	1,661,466	1,570,081	271,287	146,930	1,330,635	298,281
Change in unrealized gains (losses) on investments	(4,539,936)	(1,056,976)	(779,395)	69,012	(1,985,508)	820,116
Net increase (decrease) in net assets resulting from operations	(2,878,470)	513,105	(452,981)	227,894	(608,021)	1,168,386
Policy Transactions:
Premium payments received from policy owners	480,405	494,325	132,255	142,448	296,299	319,952
Net transfers (including fixed account)	352,840	246,464	(16,722)	10,622	(93,535)	114,367
Policy charges	(194,148)	(235,975)	(92,461)	(96,412)	(146,503)	(148,314)
Transfers for policy benefits and terminations	(241,891)	(426,191)	(52,915)	(69,419)	(338,833)	(389,056)
Net increase (decrease) in net assets resulting from policy transactions	397,206	78,623	(29,843)	(12,761)	(282,572)	(103,051)
Net increase (decrease) in net assets	(2,481,264)	591,728	(482,824)	215,133	(890,593)	1,065,335
Net Assets:
Beginning of year	8,120,686	7,528,958	2,594,215	2,379,082	4,669,877	3,604,542
End of year	$5,639,422	$8,120,686	$2,111,391	$2,594,215	$3,779,284	$4,669,877

The accompanying notes are an integral part of these financial statements.
33

BRIGHTHOUSE VARIABLE LIFE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022 and 2021

	BHFTI Loomis Sayles Global Allocation Investment Division		BHFTI Loomis Sayles Growth Investment Division		BHFTI MetLife Multi-Index Targeted Risk Investment Division		BHFTI MFS® Research International Investment Division
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$—	$47,915	$—	$69,022	$13,712	$15,174	$201,886	$127,312
Net realized gains (losses)	510,310	515,459	2,288,223	1,410,406	53,496	61,604	730,819	559,300
Change in unrealized gains (losses) on investments	(1,603,281)	68,380	(12,470,121)	4,381,058	(257,781)	12,145	(2,920,747)	550,749
Net increase (decrease) in net assets resulting from operations	(1,092,971)	631,754	(10,181,898)	5,860,486	(190,573)	88,923	(1,988,042)	1,237,361
Policy Transactions:
Premium payments received from policy owners	251,351	260,324	1,899,064	2,137,405	69,819	72,770	664,215	690,781
Net transfers (including fixed account)	(97,751)	(66,932)	154,265	(610,973)	(17,985)	(44,407)	189,979	368,316
Policy charges	(119,533)	(124,941)	(914,588)	(997,149)	(55,963)	(64,661)	(255,199)	(273,817)
Transfers for policy benefits and terminations	(123,296)	(303,359)	(1,390,422)	(1,817,160)	(41,726)	(506,785)	(631,344)	(587,798)
Net increase (decrease) in net assets resulting from policy transactions	(89,229)	(234,908)	(251,681)	(1,287,877)	(45,855)	(543,083)	(32,349)	197,482
Net increase (decrease) in net assets	(1,182,200)	396,846	(10,433,579)	4,572,609	(236,428)	(454,160)	(2,020,391)	1,434,843
Net Assets:
Beginning of year	4,766,293	4,369,447	36,582,522	32,009,913	905,035	1,359,195	11,700,485	10,265,642
End of year	$3,584,093	$4,766,293	$26,148,943	$36,582,522	$668,607	$905,035	$9,680,094	$11,700,485

The accompanying notes are an integral part of these financial statements.
34

	BHFTI Morgan Stanley Discovery Investment Division		BHFTI PanAgora Global Diversified Risk Investment Division		BHFTI PIMCO Inflation Protected Bond Investment Division
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$—	$—	$192,209	$—	$592,459	$89,235
Net realized gains (losses)	3,552,906	11,408,916	56,005	18,793	(22,349)	64,316
Change in unrealized gains (losses) on investments	(15,742,046)	(13,732,982)	(552,281)	(4,832)	(1,697,089)	371,280
Net increase (decrease) in net assets resulting from operations	(12,189,140)	(2,324,066)	(304,067)	13,961	(1,126,979)	524,831
Policy Transactions:
Premium payments received from policy owners	1,002,524	1,077,157	139,378	19,341	681,841	683,433
Net transfers (including fixed account)	705,436	832,908	1,556,549	(6,555)	(58,701)	198,049
Policy charges	(370,397)	(617,897)	(95,209)	(5,562)	(326,362)	(322,482)
Transfers for policy benefits and terminations	(213,954)	(1,410,171)	(99,264)	(8,351)	(596,720)	(664,857)
Net increase (decrease) in net assets resulting from policy transactions	1,123,609	(118,003)	1,501,454	(1,127)	(299,942)	(105,857)
Net increase (decrease) in net assets	(11,065,531)	(2,442,069)	1,197,387	12,834	(1,426,921)	418,974
Net Assets:
Beginning of year	18,997,835	21,439,904	228,474	215,640	9,767,816	9,348,842
End of year	$7,932,304	$18,997,835	$1,425,861	$228,474	$8,340,895	$9,767,816

The accompanying notes are an integral part of these financial statements.
35

BRIGHTHOUSE VARIABLE LIFE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022 and 2021

	BHFTI PIMCO Total Return Investment Division		BHFTI Schroders Global Multi-Asset Investment Division		BHFTI SSGA Growth and Income ETF Investment Division		BHFTI SSGA Growth ETF Investment Division
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$636,492	$466,248	$20,828	$5,335	$370,508	$265,772	$527,483	$321,508
Net realized gains (losses)	(401,302)	983,481	91,434	11,160	1,729,848	733,010	2,849,895	1,251,630
Change in unrealized gains (losses) on investments	(3,511,674)	(1,677,055)	(471,534)	163,965	(4,071,916)	667,889	(6,521,864)	1,573,748
Net increase (decrease) in net assets resulting from operations	(3,276,484)	(227,326)	(359,272)	180,460	(1,971,560)	1,666,671	(3,144,486)	3,146,886
Policy Transactions:
Premium payments received from policy owners	1,664,299	1,811,370	124,215	129,022	835,949	934,704	1,278,208	1,341,662
Net transfers (including fixed account)	(1,545,741)	1,820,983	2,905	(14,612)	(17,474)	(152,745)	(185,790)	(260,879)
Policy charges	(797,205)	(841,162)	(52,309)	(56,377)	(487,826)	(598,620)	(564,712)	(620,468)
Transfers for policy benefits and terminations	(1,059,215)	(2,292,419)	(78,287)	(32,516)	(1,226,483)	(706,696)	(1,055,725)	(1,149,412)
Net increase (decrease) in net assets resulting from policy transactions	(1,737,862)	498,772	(3,476)	25,517	(895,834)	(523,357)	(528,019)	(689,097)
Net increase (decrease) in net assets	(5,014,346)	271,446	(362,748)	205,977	(2,867,394)	1,143,314	(3,672,505)	2,457,789
Net Assets:
Beginning of year	23,290,461	23,019,015	1,783,284	1,577,307	13,383,146	12,239,832	20,184,829	17,727,040
End of year	$18,276,115	$23,290,461	$1,420,536	$1,783,284	$10,515,752	$13,383,146	$16,512,324	$20,184,829

The accompanying notes are an integral part of these financial statements.
36

	BHFTI T. Rowe Price Mid Cap Growth Investment Division		BHFTI Victory Sycamore Mid Cap Value Investment Division		BHFTII Baillie Gifford International Stock Investment Division
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$—	$—	$224,572	$149,462	$42,781	$44,136
Net realized gains (losses)	3,510,638	3,109,780	1,530,423	554,618	251,591	534,430
Change in unrealized gains (losses) on investments	(10,092,536)	758,263	(2,128,296)	2,432,712	(1,653,937)	(620,257)
Net increase (decrease) in net assets resulting from operations	(6,581,898)	3,868,043	(373,301)	3,136,792	(1,359,565)	(41,691)
Policy Transactions:
Premium payments received from policy owners	1,744,135	1,870,211	719,987	776,800	291,786	258,116
Net transfers (including fixed account)	(884,331)	2,032,842	(390,703)	(58,477)	243,508	342,049
Policy charges	(897,312)	(973,213)	(352,120)	(331,833)	(117,128)	(133,462)
Transfers for policy benefits and terminations	(1,554,372)	(2,612,820)	(624,605)	(724,306)	(245,930)	(220,208)
Net increase (decrease) in net assets resulting from policy transactions	(1,591,880)	317,020	(647,441)	(337,816)	172,236	246,495
Net increase (decrease) in net assets	(8,173,778)	4,185,063	(1,020,742)	2,798,976	(1,187,329)	204,804
Net Assets:
Beginning of year	29,538,044	25,352,981	12,646,607	9,847,631	4,675,532	4,470,728
End of year	$21,364,266	$29,538,044	$11,625,865	$12,646,607	$3,488,203	$4,675,532

The accompanying notes are an integral part of these financial statements.
37

BRIGHTHOUSE VARIABLE LIFE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022 and 2021

	BHFTII BlackRock Bond Income Investment Division		BHFTII BlackRock Capital Appreciation Investment Division		BHFTII Brighthouse Asset Allocation 20 Investment Division		BHFTII Brighthouse Asset Allocation 40 Investment Division
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$180,651	$191,745	$—	$—	$68,619	$89,426	$188,259	$221,823
Net realized gains (losses)	(117,252)	151,138	3,298,001	2,560,237	32,666	50,732	176,693	295,105
Change in unrealized gains (losses) on investments	(1,079,401)	(374,572)	(9,857,538)	526,902	(386,616)	(35,361)	(1,393,785)	47,115
Net increase (decrease) in net assets resulting from operations	(1,016,002)	(31,689)	(6,559,537)	3,087,139	(285,331)	104,797	(1,028,833)	564,043
Policy Transactions:
Premium payments received from policy owners	621,465	679,214	1,075,612	1,043,483	150,543	167,856	596,401	686,204
Net transfers (including fixed account)	(521,508)	138,648	(146,739)	616,172	(72,497)	(605,883)	(38,065)	(60,748)
Policy charges	(274,962)	(304,948)	(489,033)	(551,049)	(134,641)	(149,611)	(441,152)	(482,283)
Transfers for policy benefits and terminations	(427,775)	(392,229)	(371,455)	(1,112,750)	(50,918)	(22,448)	(827,340)	(353,313)
Net increase (decrease) in net assets resulting from policy transactions	(602,780)	120,685	68,385	(4,144)	(107,513)	(610,086)	(710,156)	(210,140)
Net increase (decrease) in net assets	(1,618,782)	88,996	(6,491,152)	3,082,995	(392,844)	(505,289)	(1,738,989)	353,903
Net Assets:
Beginning of year	7,363,385	7,274,389	17,472,849	14,389,854	2,253,071	2,758,360	7,648,871	7,294,968
End of year	$5,744,603	$7,363,385	$10,981,697	$17,472,849	$1,860,227	$2,253,071	$5,909,882	$7,648,871

The accompanying notes are an integral part of these financial statements.
38

	BHFTII Brighthouse Asset Allocation 60 Investment Division		BHFTII Brighthouse Asset Allocation 80 Investment Division		BHFTII Brighthouse/ Artisan Mid Cap Value Investment Division
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,235,551	$1,317,517	$2,328,706	$2,418,839	$67,341	$72,904
Net realized gains (losses)	3,653,146	3,207,356	10,246,779	9,603,457	949,854	468,556
Change in unrealized gains (losses) on investments	(13,813,559)	1,478,643	(35,814,804)	5,686,563	(2,002,382)	878,356
Net increase (decrease) in net assets resulting from operations	(8,924,862)	6,003,516	(23,239,319)	17,708,859	(985,187)	1,419,816
Policy Transactions:
Premium payments received from policy owners	3,366,667	3,612,332	8,090,777	8,952,656	437,454	406,181
Net transfers (including fixed account)	(421,201)	295,595	(290,817)	(870,959)	481,934	1,815,992
Policy charges	(2,051,632)	(2,200,445)	(4,320,810)	(4,701,406)	(295,795)	(263,617)
Transfers for policy benefits and terminations	(3,159,194)	(2,325,156)	(6,646,251)	(9,426,363)	(566,779)	(1,580,666)
Net increase (decrease) in net assets resulting from policy transactions	(2,265,360)	(617,674)	(3,167,101)	(6,046,072)	56,814	377,890
Net increase (decrease) in net assets	(11,190,222)	5,385,842	(26,406,420)	11,662,787	(928,373)	1,797,706
Net Assets:
Beginning of year	59,493,102	54,107,260	132,139,669	120,476,882	7,085,757	5,288,051
End of year	$48,302,880	$59,493,102	$105,733,249	$132,139,669	$6,157,384	$7,085,757

The accompanying notes are an integral part of these financial statements.
39

BRIGHTHOUSE VARIABLE LIFE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022 and 2021

	BHFTII Brighthouse/Wellington Balanced Investment Division		BHFTII Brighthouse/Wellington Core Equity Opportunities Investment Division		BHFTII Frontier Mid Cap Growth Investment Division		BHFTII Jennison Growth Investment Division
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$73,806	$83,848	$297,736	$292,507	$—	$—	$—	$—
Net realized gains (losses)	510,129	431,347	3,829,979	1,474,930	1,860,459	1,174,883	2,661,376	4,384,737
Change in unrealized gains (losses) on investments	(1,423,358)	89,413	(5,284,725)	2,879,905	(4,291,098)	(59,820)	(9,643,744)	(1,663,023)
Net increase (decrease) in net assets resulting from operations	(839,423)	604,608	(1,157,010)	4,647,342	(2,430,639)	1,115,063	(6,982,368)	2,721,714
Policy Transactions:
Premium payments received from policy owners	263,385	283,211	1,025,183	1,077,092	401,928	419,979	950,360	1,015,105
Net transfers (including fixed account)	(7,630)	(844)	(604,863)	(918,973)	191,072	(13,508)	(361,781)	(60,262)
Policy charges	(118,622)	(121,429)	(543,740)	(530,098)	(195,012)	(207,631)	(411,537)	(509,036)
Transfers for policy benefits and terminations	(403,244)	(138,486)	(909,381)	(1,554,801)	(361,190)	(269,366)	(425,954)	(706,183)
Net increase (decrease) in net assets resulting from policy transactions	(266,111)	22,452	(1,032,801)	(1,926,780)	36,798	(70,526)	(248,912)	(260,376)
Net increase (decrease) in net assets	(1,105,534)	627,060	(2,189,811)	2,720,562	(2,393,841)	1,044,537	(7,231,280)	2,461,338
Net Assets:
Beginning of year	4,935,989	4,308,929	22,574,515	19,853,953	8,646,325	7,601,788	18,131,646	15,670,308
End of year	$3,830,455	$4,935,989	$20,384,704	$22,574,515	$6,252,484	$8,646,325	$10,900,366	$18,131,646

The accompanying notes are an integral part of these financial statements.
40

	BHFTII Loomis Sayles Small Cap Core Investment Division		BHFTII Loomis Sayles Small Cap Growth Investment Division		BHFTII MetLife Aggregate Bond Index Investment Division
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$—	$6,273	$—	$—	$752,732	$724,426
Net realized gains (losses)	1,342,115	616,078	959,058	714,774	(460,526)	8,791
Change in unrealized gains (losses) on investments	(2,619,194)	894,024	(2,356,259)	(162,302)	(4,171,064)	(1,246,467)
Net increase (decrease) in net assets resulting from operations	(1,277,079)	1,516,375	(1,397,201)	552,472	(3,878,858)	(513,250)
Policy Transactions:
Premium payments received from policy owners	489,986	477,519	327,422	328,737	2,417,634	2,561,423
Net transfers (including fixed account)	316,547	(120,640)	71,711	263,137	(1,986,547)	3,267,160
Policy charges	(230,415)	(220,842)	(166,179)	(183,611)	(1,186,628)	(1,280,685)
Transfers for policy benefits and terminations	(330,569)	(458,927)	(114,288)	(412,836)	(1,910,133)	(1,422,792)
Net increase (decrease) in net assets resulting from policy transactions	245,549	(322,890)	118,666	(4,573)	(2,665,674)	3,125,106
Net increase (decrease) in net assets	(1,031,530)	1,193,485	(1,278,535)	547,899	(6,544,532)	2,611,856
Net Assets:
Beginning of year	8,203,948	7,010,463	5,964,690	5,416,791	30,424,047	27,812,191
End of year	$7,172,418	$8,203,948	$4,686,155	$5,964,690	$23,879,515	$30,424,047

The accompanying notes are an integral part of these financial statements.
41

BRIGHTHOUSE VARIABLE LIFE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022 and 2021

	BHFTII MetLife Mid Cap Stock Index Investment Division		BHFTII MetLife MSCI EAFE® Index Investment Division		BHFTII MetLife Russell 2000® Index Investment Division		BHFTII MetLife Stock Index Investment Division
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$271,193	$282,862	$1,066,080	$566,541	$201,486	$215,034	$1,009,019	$1,290,514
Net realized gains (losses)	4,037,503	1,868,065	838,356	265,446	3,317,404	1,566,391	8,465,674	8,125,016
Change in unrealized gains (losses) on investments	(7,990,446)	3,532,134	(6,529,376)	2,327,711	(8,043,163)	1,060,203	(26,206,830)	11,958,775
Net increase (decrease) in net assets resulting from operations	(3,681,750)	5,683,061	(4,624,940)	3,159,698	(4,524,273)	2,841,628	(16,732,137)	21,374,305
Policy Transactions:
Premium payments received from policy owners	1,899,548	1,885,865	2,197,667	2,283,494	1,431,692	1,520,065	5,529,738	5,926,389
Net transfers (including fixed account)	(410,821)	(971,348)	1,119,547	1,028,609	15,063	246,682	577,443	(5,145,429)
Policy charges	(948,255)	(1,058,716)	(1,058,316)	(1,188,991)	(724,484)	(838,932)	(2,948,401)	(3,232,151)
Transfers for policy benefits and terminations	(1,525,954)	(1,086,546)	(1,423,117)	(1,273,951)	(1,069,408)	(889,312)	(4,037,780)	(3,441,533)
Net increase (decrease) in net assets resulting from policy transactions	(985,482)	(1,230,745)	835,781	849,161	(347,137)	38,503	(879,000)	(5,892,724)
Net increase (decrease) in net assets	(4,667,232)	4,452,316	(3,789,159)	4,008,859	(4,871,410)	2,880,131	(17,611,137)	15,481,581
Net Assets:
Beginning of year	28,174,174	23,721,858	33,305,152	29,296,293	22,599,979	19,719,848	92,696,704	77,215,123
End of year	$23,506,942	$28,174,174	$29,515,993	$33,305,152	$17,728,569	$22,599,979	$75,085,567	$92,696,704

The accompanying notes are an integral part of these financial statements.
42

	BHFTII MFS® Total Return Investment Division		BHFTII MFS® Value Investment Division		BHFTII Neuberger Berman Genesis Investment Division
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$90,606	$98,153	$544,010	$496,072	$—	$6,158
Net realized gains (losses)	489,272	377,741	4,574,396	661,441	1,279,297	758,479
Change in unrealized gains (losses) on investments	(1,114,088)	225,850	(7,315,563)	6,038,578	(3,022,790)	603,362
Net increase (decrease) in net assets resulting from operations	(534,210)	701,744	(2,197,157)	7,196,091	(1,743,493)	1,367,999
Policy Transactions:
Premium payments received from policy owners	282,180	387,422	1,930,432	1,998,807	421,155	391,667
Net transfers (including fixed account)	(160,864)	68,619	(738,730)	(82,851)	362,836	(78,917)
Policy charges	(144,788)	(150,179)	(928,537)	(887,703)	(188,947)	(185,403)
Transfers for policy benefits and terminations	(141,301)	(368,340)	(1,752,570)	(1,577,698)	(630,916)	(377,194)
Net increase (decrease) in net assets resulting from policy transactions	(164,773)	(62,478)	(1,489,405)	(549,445)	(35,872)	(249,847)
Net increase (decrease) in net assets	(698,983)	639,266	(3,686,562)	6,646,646	(1,779,365)	1,118,152
Net Assets:
Beginning of year	5,593,470	4,954,204	34,857,079	28,210,433	8,642,166	7,524,014
End of year	$4,894,487	$5,593,470	$31,170,517	$34,857,079	$6,862,801	$8,642,166

The accompanying notes are an integral part of these financial statements.
43

BRIGHTHOUSE VARIABLE LIFE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Concluded)

For the years ended December 31, 2022 and 2021

	BHFTII T. Rowe Price Large Cap Growth Investment Division		BHFTII T. Rowe Price Small Cap Growth Investment Division		BHFTII VanEck Global Natural Resources Investment Division		BHFTII Western Asset Management Strategic Bond Opportunities Investment Division
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$—	$—	$34,486	$6,481	$113,518	$48,434	$790,347	$544,468
Net realized gains (losses)	5,345,251	5,259,590	2,764,708	2,220,681	291,254	193,334	(128,033)	55,836
Change in unrealized gains (losses) on investments	(21,022,192)	1,413,042	(7,227,048)	(145,677)	18,217	445,093	(3,156,751)	(186,924)
Net increase (decrease) in net assets resulting from operations	(15,676,941)	6,672,632	(4,427,854)	2,081,485	422,989	686,861	(2,494,437)	413,380
Policy Transactions:
Premium payments received from policy owners	2,173,778	2,228,722	1,239,758	1,376,003	318,402	319,032	967,891	999,242
Net transfers (including fixed account)	453,909	1,352,354	(154,736)	177,872	(410,624)	(320,016)	(532,724)	309,999
Policy charges	(1,032,462)	(1,198,075)	(562,048)	(598,433)	(156,966)	(148,205)	(458,724)	(478,824)
Transfers for policy benefits and terminations	(1,141,910)	(3,232,792)	(861,641)	(799,130)	(135,264)	(200,709)	(470,912)	(831,072)
Net increase (decrease) in net assets resulting from policy transactions	453,315	(849,791)	(338,667)	156,312	(384,452)	(349,898)	(494,469)	(655)
Net increase (decrease) in net assets	(15,223,626)	5,822,841	(4,766,521)	2,237,797	38,537	336,963	(2,988,906)	412,725
Net Assets:
Beginning of year	38,631,828	32,808,987	20,009,977	17,772,180	4,095,336	3,758,373	15,130,133	14,717,408
End of year	$23,408,202	$38,631,828	$15,243,456	$20,009,977	$4,133,873	$4,095,336	$12,141,227	$15,130,133

The accompanying notes are an integral part of these financial statements.
44

	BHFTII Western Asset Management U.S. Government Investment Division		FTVIPT Franklin Income VIP Investment Division		FTVIPT Franklin Mutual Shares VIP Investment Division
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$63,277	$93,140	$39,919	$35,252	$30,936	$44,593
Net realized gains (losses)	(50,941)	(12,673)	17,869	2,810	152,215	(3,232)
Change in unrealized gains (losses) on investments	(273,093)	(130,043)	(96,020)	78,989	(342,800)	152,613
Net increase (decrease) in net assets resulting from operations	(260,757)	(49,576)	(38,232)	117,051	(159,649)	193,974
Policy Transactions:
Premium payments received from policy owners	179,408	190,271	88,897	72,017	172,878	131,621
Net transfers (including fixed account)	(204,129)	481,630	359,983	23,795	103,854	389,106
Policy charges	(113,694)	(116,982)	(42,220)	(38,549)	(62,718)	(48,153)
Transfers for policy benefits and terminations	(119,683)	(831,009)	(16,166)	(16,664)	—	(35,075)
Net increase (decrease) in net assets resulting from policy transactions	(258,098)	(276,090)	390,494	40,599	214,014	437,499
Net increase (decrease) in net assets	(518,855)	(325,666)	352,262	157,650	54,365	631,473
Net Assets:
Beginning of year	3,021,910	3,347,576	826,638	668,988	1,620,315	988,842
End of year	$2,503,055	$3,021,910	$1,178,900	$826,638	$1,674,680	$1,620,315

The accompanying notes are an integral part of these financial statements.
45

BRIGHTHOUSE VARIABLE LIFE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1.  ORGANIZATION

Brighthouse Variable Life Account A (the "Separate Account"), a separate account of Brighthouse Life Insurance Company (the "Company"), was established by the Board of Directors of MetLife Investors USA Insurance Company ("MLI-USA") on November 15, 2005 to support MLI-USA's operations with respect to certain variable life insurance policies (the "Policies"). The Company is an indirect wholly-owned subsidiary of Brighthouse Financial, Inc. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is subject to the rules and regulations of the U.S. Securities and Exchange Commission, as well as the Delaware Department of Insurance.

The Separate Account is divided into Investment Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Investment Division invests in shares of the corresponding fund or portfolio (with the same name) of the registered investment management companies (the "Trusts"), which are presented below:

American Funds Insurance Series® ("American Funds®")

Brighthouse Funds Trust I ("BHFTI")*

Brighthouse Funds Trust II ("BHFTII")*

Franklin Templeton Variable Insurance Products Trust ("FTVIPT")

*See Note 5 for a discussion of additional information on related party transactions.

The assets of each of the Investment Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other business the Company may conduct.

The COVID-19 pandemic has at times resulted in or contributed to significant financial market volatility, travel restrictions and disruptions, quarantines, an uncertain interest rate environment, elevated inflation, global business, supply chain, and employment disruptions affecting companies across various industries, government and central bank interventions, wide-ranging changes in consumer behavior, as well as general concern and uncertainty that has negatively affected the economic environment. At this time, it continues to not be possible to estimate (i) the severity or duration of the pandemic, including the severity, duration and frequency of any additional "waves" or emerging variants of COVID-19, or (ii) the efficacy or utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It likewise remains not possible to predict or estimate the longer-term effects of the pandemic, or any actions taken to contain or address the pandemic, on our business and financial condition, the financial markets, and economy at large. The Company has implemented risk management and contingency plans, and continues to closely monitor this evolving situation, including the impact on services provided by third-party vendors. However, there can be no assurance that any future impact from the COVID-19 pandemic will not be material to the Company, the Separate Account and/or the Separate Account's investments.

Significant market volatility and negative investment returns in the financial markets resulting from the COVID-19 pandemic and market conditions could have a negative impact on returns of the underlying mutual funds in which the Separate Account invests.

46

BRIGHTHOUSE VARIABLE LIFE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.  LIST OF INVESTMENT DIVISIONS

Premium payments, less any applicable charges applied to the Separate Account, are invested in one or more Investment Divisions in accordance with the selection made by the policy owner. The following Investment Divisions had net assets as of December 31, 2022:

American Funds® Global Small Capitalization Investment Division

American Funds® Growth Investment Division

American Funds® Growth-Income Investment Division

American Funds® The Bond Fund of America Investment Division

BHFTI AB Global Dynamic Allocation Investment Division

BHFTI American Funds® Balanced Allocation Investment Division

BHFTI American Funds® Growth Allocation Investment Division

BHFTI American Funds® Moderate Allocation Investment Division

BHFTI BlackRock Global Tactical Strategies Investment Division

BHFTI Brighthouse Asset Allocation 100 Investment Division

BHFTI Brighthouse Balanced Plus Investment Division

BHFTI Brighthouse/abrdn Emerging Markets Equity Investment Division

BHFTI Brighthouse/Templeton International Bond Investment Division

BHFTI Brighthouse/Wellington Large Cap Research Investment Division

BHFTI CBRE Global Real Estate Investment Division

BHFTI Harris Oakmark International Investment Division

BHFTI Invesco Balanced-Risk Allocation Investment Division

BHFTI Invesco Global Equity Investment Division

BHFTI Invesco Small Cap Growth Investment Division

BHFTI JPMorgan Global Active Allocation Investment Division

BHFTI JPMorgan Small Cap Value Investment Division

BHFTI Loomis Sayles Global Allocation Investment Division

BHFTI Loomis Sayles Growth Investment Division

BHFTI MetLife Multi-Index Targeted Risk Investment Division

BHFTI MFS® Research International Investment Division

BHFTI Morgan Stanley Discovery Investment Division

BHFTI PanAgora Global Diversified Risk Investment Division

BHFTI PIMCO Inflation Protected Bond Investment Division

BHFTI SSGA Growth and Income ETF Investment Division

BHFTI SSGA Growth ETF Investment Division

BHFTI T. Rowe Price Mid Cap Growth Investment Division

BHFTI Victory Sycamore Mid Cap Value Investment Division

BHFTII Baillie Gifford International Stock Investment Division

BHFTII BlackRock Bond Income Investment Division

BHFTII BlackRock Capital Appreciation Investment Division

BHFTII Brighthouse Asset Allocation 20 Investment Division

BHFTII Brighthouse Asset Allocation 40 Investment Division

BHFTII Brighthouse Asset Allocation 60 Investment Division

BHFTII Brighthouse Asset Allocation 80 Investment Division

BHFTII Brighthouse/Artisan Mid Cap Value Investment Division

BHFTII Brighthouse/Wellington Balanced Investment Division

BHFTII Brighthouse/Wellington Core Equity Opportunities Investment Division

BHFTII Frontier Mid Cap Growth Investment Division

BHFTII Jennison Growth Investment Division

BHFTII Loomis Sayles Small Cap Core Investment Division

BHFTII Loomis Sayles Small Cap Growth Investment Division

BHFTII MetLife Aggregate Bond Index Investment Division

BHFTII MetLife Mid Cap Stock Index Investment Division

BHFTII MetLife MSCI EAFE® Index Investment Division

BHFTII MetLife Russell 2000® Index Investment Division

47

BRIGHTHOUSE VARIABLE LIFE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.  LIST OF INVESTMENT DIVISIONS — (Concluded)

BHFTI PIMCO Total Return Investment Division

BHFTI Schroders Global Multi-Asset Investment Division

BHFTII MetLife Stock Index Investment Division

BHFTII MFS® Total Return Investment Division

BHFTII MFS® Value Investment Division

BHFTII Neuberger Berman Genesis Investment Division

BHFTII T. Rowe Price Large Cap Growth Investment Division

BHFTII T. Rowe Price Small Cap Growth Investment Division

BHFTII VanEck Global Natural Resources Investment Division

BHFTII Western Asset Management Strategic Bond Opportunities Investment Division

BHFTII Western Asset Management U.S. Government Investment Division

FTVIPT Franklin Income VIP Investment Division

FTVIPT Franklin Mutual Shares VIP Investment Division

3.  PORTFOLIO CHANGES

The operations of the Investment Divisions were affected by the following changes that occurred during the year ended December 31, 2022:

Merger:

Former Fund

BHFTI PanAgora Global Diversified Risk Portfolio II

New Fund

BHFTI PanAgora Global Diversified Risk Portfolio

Name Changes:

Former Name

BHFTI Brighthouse/Aberdeen Emerging Markets Equity Portfolio

New Name

BHFTI Brighthouse/abrdn Emerging Markets Equity Portfolio

4.  SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable life separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

Security Transactions

Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

48

BRIGHTHOUSE VARIABLE LIFE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

4.  SIGNIFICANT ACCOUNTING POLICIES — (Concluded)

Security Valuation

An Investment Division's investment in shares of a fund or portfolio of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Investment Divisions. The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Investment Division invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day.

Federal Income Taxes

The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

Premium Payments

The Company deducts a sales charge for certain Policies and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to policy acquisition expenses. Net premiums are reported as premium payments received from policy owners on the statements of changes in net assets of the applicable Investment Divisions and are credited as accumulation units.

Net Transfers

Assets transferred by the policy owner into or out of Investment Divisions within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Investment Divisions.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

5.  EXPENSES AND RELATED PARTY TRANSACTIONS

The mortality and expense risk is assumed by the Company. The mortality risk assumed is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

49

BRIGHTHOUSE VARIABLE LIFE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.  EXPENSES AND RELATED PARTY TRANSACTIONS — (Concluded)

The mortality and expense risk charge, which ranges from 0.05% to 0.60%, is assessed through the redemption of units on a monthly basis and is recorded as a policy charge in the statements of changes in net assets of the applicable Investment Divisions. Other policy charges that are assessed through the redemption of units generally include: Cost of Insurance ("COI") charges, a coverage expense charge, a policy fee, and charges for benefits provided by rider, if any. The COI charge is the primary charge under the policy for the death benefit provided by the Company which may vary by policy based on underwriting criteria. A coverage expense charge ranges from $0.04 to $2.30 for every $1,000 of the policy face amount and is assessed each month for the first 8 policy years. Policy fees are assessed monthly and range from $9 to $12 for Policies with face amounts less than $50,000 and from $8 to $15 for Policies with face amounts between $50,000 and $249,999 depending on the policy year. No policy fee applies to Policies issued with face amounts equal to or greater than $250,000. In addition, a surrender charge is imposed if the policy is partially or fully surrendered within the specified surrender charge period that ranges from $3.75 to $38.25 per $1,000 of the policy face amount. The Policies offer optional benefits that can be added to the policy by rider. The charge for riders that provide life insurance benefits can range from $0.02 to $0.40 per $1,000 of coverage and the charge for riders providing benefits in the event of disability can range from $0.00 to $61.44 per $100 of the benefit provided. These charges are paid to the Company and are recorded as a policy charge in the statements of changes in net assets of the applicable Investment Divisions.

BHFTI and BHFTII currently offer shares of their portfolios only to separate accounts established by the Company and other affiliated life insurance companies, along with separate accounts of Metropolitan Life Insurance Company and its affiliated insurance companies. BHFTI and BHFTII portfolios are managed by Brighthouse Investment Advisers, LLC ("Brighthouse Advisers"), an affiliate of the Company. Brighthouse Advisers is also the investment adviser to the portfolios of BHFTI and BHFTII.

50

BRIGHTHOUSE VARIABLE LIFE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENTS OF INVESTMENTS

	As of December 31, 2022		For the year ended December 31, 2022
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
American Funds® Global Small Capitalization Investment Division	1,209,593	25,089,380	8,377,853	1,479,479
American Funds® Growth Investment Division	899,471	83,610,128	14,977,810	5,729,966
American Funds® Growth-Income Investment Division	709,620	32,224,396	5,258,309	3,375,855
American Funds® The Bond Fund of America Investment Division	709,628	7,771,611	601,959	747,004
BHFTI AB Global Dynamic Allocation Investment Division	226,823	2,546,250	300,172	186,340
BHFTI American Funds® Balanced Allocation Investment Division	1,211,746	11,872,468	2,168,945	963,179
BHFTI American Funds® Growth Allocation Investment Division	3,462,580	32,070,595	6,128,511	1,634,979
BHFTI American Funds® Moderate Allocation Investment Division	1,041,089	10,094,951	1,691,051	2,999,866
BHFTI BlackRock Global Tactical Strategies Investment Division	243,268	2,432,356	235,854	138,197
BHFTI Brighthouse Asset Allocation 100 Investment Division	2,705,795	31,372,934	4,307,798	994,898
BHFTI Brighthouse Balanced Plus Investment Division	403,840	4,290,432	701,061	411,518
BHFTI Brighthouse/abrdn Emerging Markets Equity Investment Division	509,931	5,231,653	1,221,002	770,339
BHFTI Brighthouse/Templeton International Bond Investment Division	253,330	2,267,974	595,473	278,494
BHFTI Brighthouse/Wellington Large Cap Research Investment Division	482,941	6,333,685	1,568,637	452,518
BHFTI CBRE Global Real Estate Investment Division	1,081,669	11,843,250	2,286,676	539,184
BHFTI Harris Oakmark International Investment Division	2,007,169	25,966,448	3,453,049	1,352,218
BHFTI Invesco Balanced-Risk Allocation Investment Division	291,847	2,715,839	744,304	164,995
BHFTI Invesco Global Equity Investment Division	725,938	15,242,377	3,400,914	875,869
BHFTI Invesco Small Cap Growth Investment Division	772,524	9,478,261	2,553,050	329,688
BHFTI JPMorgan Global Active Allocation Investment Division	224,855	2,519,988	417,054	111,365
BHFTI JPMorgan Small Cap Value Investment Division	342,017	4,787,982	1,618,979	523,739
BHFTI Loomis Sayles Global Allocation Investment Division	276,764	4,300,320	754,878	303,027
BHFTI Loomis Sayles Growth Investment Division	2,423,442	32,725,332	3,907,315	1,628,709
BHFTI MetLife Multi-Index Targeted Risk Investment Division	72,517	864,735	120,430	81,083
BHFTI MFS® Research International Investment Division	872,081	9,675,720	1,600,763	771,993
BHFTI Morgan Stanley Discovery Investment Division	1,958,594	26,355,828	5,905,607	512,969
BHFTI PanAgora Global Diversified Risk Investment Division	234,132	1,964,254	1,999,943	197,233
BHFTI PIMCO Inflation Protected Bond Investment Division	889,221	9,191,747	1,470,310	1,177,793
BHFTI PIMCO Total Return Investment Division	1,895,863	22,336,516	1,321,040	2,422,411
BHFTI Schroders Global Multi-Asset Investment Division	140,787	1,637,198	226,206	110,886
BHFTI SSGA Growth and Income ETF Investment Division	1,172,325	13,052,946	2,680,984	1,365,318
BHFTI SSGA Growth ETF Investment Division	1,785,116	19,869,575	4,176,270	1,242,057
BHFTI T. Rowe Price Mid Cap Growth Investment Division	2,567,821	27,068,895	5,109,377	2,815,633
BHFTI Victory Sycamore Mid Cap Value Investment Division	576,108	10,566,411	2,294,315	1,317,892
BHFTII Baillie Gifford International Stock Investment Division	390,179	4,373,681	832,447	284,654
BHFTII BlackRock Bond Income Investment Division	63,843	6,833,688	546,769	961,501
BHFTII BlackRock Capital Appreciation Investment Division	444,783	16,772,176	4,411,956	926,608
BHFTII Brighthouse Asset Allocation 20 Investment Division	198,530	2,183,999	226,352	202,281
BHFTII Brighthouse Asset Allocation 40 Investment Division	618,836	6,967,838	1,185,345	1,351,508
BHFTII Brighthouse Asset Allocation 60 Investment Division	4,923,841	56,463,222	6,054,174	3,202,105
BHFTII Brighthouse Asset Allocation 80 Investment Division	9,965,433	121,066,119	15,124,890	5,493,001
BHFTII Brighthouse/Artisan Mid Cap Value Investment Division	29,010	6,824,235	2,185,174	1,043,733
BHFTII Brighthouse/Wellington Balanced Investment Division	243,978	4,490,160	929,466	546,128
BHFTII Brighthouse/Wellington Core Equity Opportunities Investment Division	677,458	20,539,470	4,582,626	1,653,463

51

BRIGHTHOUSE VARIABLE LIFE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENTS OF INVESTMENTS — (Concluded)

	As of December 31, 2021		For the year ended December 31, 2021
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
BHFTII Frontier Mid Cap Growth Investment Division	293,820	8,556,351	2,389,709	423,449
BHFTII Jennison Growth Investment Division	1,165,815	17,717,695	4,130,529	1,374,814
BHFTII Loomis Sayles Small Cap Core Investment Division	34,539	8,289,190	2,167,430	530,309
BHFTII Loomis Sayles Small Cap Growth Investment Division	493,799	6,149,635	1,412,295	265,223
BHFTII MetLife Aggregate Bond Index Investment Division	2,562,180	28,224,307	1,619,582	3,532,524
BHFTII MetLife Mid Cap Stock Index Investment Division	1,494,402	24,697,124	5,153,416	1,967,927
BHFTII MetLife MSCI EAFE® Index Investment Division	2,288,062	29,134,730	3,825,818	1,172,156
BHFTII MetLife Russell 2000® Index Investment Division	1,151,206	20,613,880	4,548,074	1,367,834
BHFTII MetLife Stock Index Investment Division	1,437,595	66,381,659	12,860,562	5,721,642
BHFTII MFS® Total Return Investment Division	33,113	5,194,775	831,691	426,078
BHFTII MFS® Value Investment Division	2,090,578	31,581,564	6,474,734	2,905,930
BHFTII Neuberger Berman Genesis Investment Division	391,936	7,354,257	2,342,780	1,048,325
BHFTII T. Rowe Price Large Cap Growth Investment Division	1,660,156	35,351,288	8,031,051	1,932,279
BHFTII T. Rowe Price Small Cap Growth Investment Division	908,972	19,244,374	3,791,753	1,177,127
BHFTII VanEck Global Natural Resources Investment Division	325,246	3,173,260	645,556	916,492
BHFTII Western Asset Management Strategic Bond Opportunities Investment Division	1,131,522	14,726,021	1,243,040	947,164
BHFTII Western Asset Management U.S. Government Investment Division	243,251	2,855,494	311,929	506,750
FTVIPT Franklin Income VIP Investment Division	80,034	1,196,902	525,097	78,482
FTVIPT Franklin Mutual Shares VIP Investment Division	110,467	1,994,470	838,510	406,734

52

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BRIGHTHOUSE VARIABLE LIFE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS
For the years ended December 31, 2022 and 2021:

	American Funds® Global Small Capitalization Investment Division		American Funds® Growth Investment Division		American Funds® Growth-Income Investment Division
	2022	2021	2022	2021	2022	2021
Units beginning of year	266,588	263,573	747,386	791,025	71,199	74,897
Units issued and transferred from other funding options	39,004	39,906	77,742	29,295	5,454	2,654
Units redeemed and transferred to other funding options	(36,394)	(36,891)	(94,082)	(72,934)	(9,695)	(6,352)
Units end of year	269,198	266,588	731,046	747,386	66,958	71,199
	BHFTI American Funds® Growth Allocation Investment Division		BHFTI American Funds® Moderate Allocation Investment Division		BHFTI BlackRock Global Tactical Strategies Investment Division
	2022	2021	2022	2021	2022	2021
Units beginning of year	1,104,670	1,119,717	520,332	611,290	133,249	131,307
Units issued and transferred from other funding options	96,309	66,291	50,985	36,428	12,482	11,428
Units redeemed and transferred to other funding options	(108,018)	(81,338)	(162,657)	(127,386)	(13,986)	(9,486)
Units end of year	1,092,961	1,104,670	408,660	520,332	131,745	133,249
	BHFTI Brighthouse/Templeton International Bond Investment Division		BHFTI Brighthouse/ Wellington Large Cap Research Investment Division		BHFTI CBRE Global Real Estate Investment Division
	2022	2021	2022	2021	2022	2021
Units beginning of year	128,142	108,098	135,908	139,921	368,449	406,099
Units issued and transferred from other funding options	53,768	33,511	11,065	7,952	49,780	24,089
Units redeemed and transferred to other funding options	(30,719)	(13,467)	(14,890)	(11,965)	(41,249)	(61,739)
Units end of year	151,191	128,142	132,083	135,908	376,980	368,449
	BHFTI Invesco Small Cap Growth Investment Division		BHFTI JPMorgan Global Active Allocation Investment Division		BHFTI JPMorgan Small Cap Value Investment Division
	2022	2021	2022	2021	2022	2021
Units beginning of year	93,039	92,405	1,274,507	1,281,469	108,961	111,867
Units issued and transferred from other funding options	16,591	12,728	80,045	64,694	11,278	22,042
Units redeemed and transferred to other funding options	(10,167)	(12,094)	(96,533)	(71,656)	(18,635)	(24,948)
Units end of year	99,463	93,039	1,258,019	1,274,507	101,604	108,961
54

	American Funds® The Bond Fund of America Investment Division		BHFTI AB Global Dynamic Allocation Investment Division		BHFTI American Funds® Balanced Allocation Investment Division
	2022	2021	2022	2021	2022	2021
Units beginning of year	273,400	256,859	140,211	140,713	454,031	456,324
Units issued and transferred from other funding options	27,821	76,977	4,688	7,328	41,377	29,803
Units redeemed and transferred to other funding options	(44,254)	(60,436)	(13,368)	(7,830)	(57,014)	(32,096)
Units end of year	256,967	273,400	131,531	140,211	438,394	454,031
	BHFTI Brighthouse Asset Allocation 100 Investment Division		BHFTI Brighthouse Balanced Plus Investment Division		BHFTI Brighthouse/ abrdn Emerging Markets Equity Investment Division
	2022	2021	2022	2021	2022	2021
Units beginning of year	859,128	894,192	194,198	247,797	329,697	294,244
Units issued and transferred from other funding options	71,685	45,105	22,050	12,560	52,101	56,404
Units redeemed and transferred to other funding options	(62,872)	(80,169)	(30,764)	(66,159)	(71,825)	(20,951)
Units end of year	867,941	859,128	185,484	194,198	309,973	329,697
	BHFTI Harris Oakmark International Investment Division		BHFTI Invesco Balanced-Risk Allocation Investment Division		BHFTI Invesco Global Equity Investment Division
	2022	2021	2022	2021	2022	2021
Units beginning of year	606,095	587,671	1,293,897	1,325,547	235,172	240,447
Units issued and transferred from other funding options	89,349	96,932	347,591	77,072	28,697	15,738
Units redeemed and transferred to other funding options	(75,149)	(78,508)	(141,178)	(108,722)	(24,065)	(21,013)
Units end of year	620,295	606,095	1,500,310	1,293,897	239,804	235,172
	BHFTI Loomis Sayles Global Allocation Investment Division		BHFTI Loomis Sayles Growth Investment Division		BHFTI MetLife Multi-Index Targeted Risk Investment Division
	2022	2021	2022	2021	2022	2021
Units beginning of year	114,139	119,881	885,380	919,265	45,884	75,604
Units issued and transferred from other funding options	10,429	6,009	90,319	59,881	5,285	2,664
Units redeemed and transferred to other funding options	(12,929)	(11,751)	(98,386)	(93,766)	(8,212)	(32,384)
Units end of year	111,639	114,139	877,313	885,380	42,957	45,884

55

BRIGHTHOUSE VARIABLE LIFE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2022 and 2021:

	BHFTI MFS® Research International Investment Division		BHFTI Morgan Stanley Discovery Investment Division		BHFTI PanAgora Global Diversified Risk Investment Division
	2022	2021	2022	2021	2022	2021
Units beginning of year	332,252	326,429	163,009	164,577	137,716	138,292
Units issued and transferred from other funding options	41,435	30,845	36,180	31,474	1,208,467	10,582
Units redeemed and transferred to other funding options	(41,288)	(25,022)	(17,840)	(33,042)	(190,026)	(11,158)
Units end of year	332,399	332,252	181,349	163,009	1,156,157	137,716
	BHFTI SSGA Growth and Income ETF Investment Division		BHFTI SSGA Growth ETF Investment Division		BHFTI T. Rowe Price Mid Cap Growth Investment Division
	2022	2021	2022	2021	2022	2021
Units beginning of year	448,662	466,175	628,016	650,170	523,479	517,362
Units issued and transferred from other funding options	39,141	36,792	53,294	41,063	62,529	94,341
Units redeemed and transferred to other funding options	(72,633)	(54,305)	(72,077)	(63,217)	(98,527)	(88,224)
Units end of year	415,170	448,662	609,233	628,016	487,481	523,479
	BHFTII BlackRock Capital Appreciation Investment Division		BHFTII Brighthouse Asset Allocation 20 Investment Division		BHFTII Brighthouse Asset Allocation 40 Investment Division
	2022	2021	2022	2021	2022	2021
Units beginning of year	84,213	84,059	96,149	122,428	277,449	284,942
Units issued and transferred from other funding options	11,363	12,373	7,613	5,929	39,377	20,590
Units redeemed and transferred to other funding options	(10,742)	(12,219)	(12,992)	(32,208)	(68,620)	(28,083)
Units end of year	84,834	84,213	90,770	96,149	248,206	277,449
	BHFTII Brighthouse/ Wellington Balanced Investment Division		BHFTII Brighthouse/ Wellington Core Equity Opportunities Investment Division		BHFTII Frontier Mid Cap Growth Investment Division
	2022	2021	2022	2021	2022	2021
Units beginning of year	26,170	26,049	138,104	151,130	32,321	32,589
Units issued and transferred from other funding options	2,617	1,801	9,722	4,434	3,565	1,513
Units redeemed and transferred to other funding options	(4,296)	(1,680)	(16,444)	(17,460)	(3,358)	(1,781)
Units end of year	24,491	26,170	131,382	138,104	32,528	32,321

56

	BHFTI PIMCO Inflation Protected Bond Investment Division		BHFTI PIMCO Total Return Investment Division		BHFTI Schroders Global Multi-Asset Investment Division
	2022	2021	2022	2021	2022	2021
Units beginning of year	410,712	415,155	820,792	802,046	930,129	916,659
Units issued and transferred from other funding options	61,324	45,388	78,395	143,300	100,820	71,720
Units redeemed and transferred to other funding options	(75,303)	(49,831)	(147,290)	(124,554)	(102,810)	(58,250)
Units end of year	396,733	410,712	751,897	820,792	928,139	930,129
	BHFTI Victory Sycamore Mid Cap Value Investment Division		BHFTII Baillie Gifford International Stock Investment Division		BHFTII BlackRock Bond Income Investment Division
	2022	2021	2022	2021	2022	2021
Units beginning of year	139,119	143,137	120,383	114,241	57,031	56,096
Units issued and transferred from other funding options	14,587	11,932	21,504	15,322	6,420	7,152
Units redeemed and transferred to other funding options	(22,600)	(15,950)	(16,096)	(9,180)	(11,627)	(6,217)
Units end of year	131,106	139,119	125,791	120,383	51,824	57,031
	BHFTII Brighthouse Asset Allocation 60 Investment Division		BHFTII Brighthouse Asset Allocation 80 Investment Division		BHFTII Brighthouse/ Artisan Mid Cap Value Investment Division
	2022	2021	2022	2021	2022	2021
Units beginning of year	1,854,789	1,875,344	3,591,937	3,762,017	57,760	54,704
Units issued and transferred from other funding options	123,841	90,916	280,516	131,996	13,070	21,168
Units redeemed and transferred to other funding options	(203,334)	(111,471)	(379,794)	(302,076)	(13,388)	(18,112)
Units end of year	1,775,296	1,854,789	3,492,659	3,591,937	57,442	57,760
	BHFTII Jennison Growth Investment Division		BHFTII Loomis Sayles Small Cap Core Investment Division		BHFTII Loomis Sayles Small Cap Growth Investment Division
	2022	2021	2022	2021	2022	2021
Units beginning of year	196,531	199,016	50,290	52,405	106,623	106,515
Units issued and transferred from other funding options	26,228	43,155	7,697	4,449	14,168	20,115
Units redeemed and transferred to other funding options	(29,483)	(45,640)	(6,223)	(6,564)	(12,057)	(20,007)
Units end of year	193,276	196,531	51,764	50,290	108,734	106,623

57

BRIGHTHOUSE VARIABLE LIFE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Concluded)
For the years ended December 31, 2022 and 2021:

	BHFTII MetLife Aggregate Bond Index Investment Division		BHFTII MetLife Mid Cap Stock Index Investment Division		BHFTII MetLife MSCI EAFE® Index Investment Division
	2022	2021	2022	2021	2022	2021
Units beginning of year	1,141,609	1,023,482	376,616	394,463	1,133,671	1,104,137
Units issued and transferred from other funding options	115,735	205,376	39,525	29,127	160,785	95,720
Units redeemed and transferred to other funding options	(226,319)	(87,249)	(53,895)	(46,974)	(119,746)	(66,186)
Units end of year	1,031,025	1,141,609	362,246	376,616	1,174,710	1,133,671
	BHFTII MFS® Value Investment Division		BHFTII Neuberger Berman Genesis Investment Division		BHFTII T. Rowe Price Large Cap Growth Investment Division
	2022	2021	2022	2021	2022	2021
Units beginning of year	658,666	669,231	111,698	115,153	390,542	398,752
Units issued and transferred from other funding options	60,545	49,056	19,278	9,730	59,326	51,819
Units redeemed and transferred to other funding options	(92,764)	(59,621)	(21,264)	(13,185)	(52,394)	(60,029)
Units end of year	626,447	658,666	109,712	111,698	397,474	390,542

	BHFTII Western Asset Management U.S. Government Investment Division		FTVIPT Franklin Income VIP Investment Division		FTVIPT Franklin Mutual Shares VIP Investment Division
	2022	2021	2022	2021	2022	2021
Units beginning of year	104,008	113,466	6,115	5,778	27,734	20,170
Units issued and transferred from other funding options	13,981	29,909	3,920	823	11,888	10,061
Units redeemed and transferred to other funding options	(23,310)	(39,367)	(809)	(486)	(8,656)	(2,497)
Units end of year	94,679	104,008	9,226	6,115	30,966	27,734

58

	BHFTII MetLife Russell 2000® Index Investment Division		BHFTII MetLife Stock Index Investment Division		BHFTII MFS® Total Return Investment Division
	2022	2021	2022	2021	2022	2021
Units beginning of year	307,440	307,213	366,835	392,217	32,705	33,085
Units issued and transferred from other funding options	36,472	30,392	46,495	18,466	3,133	2,661
Units redeemed and transferred to other funding options	(41,578)	(30,165)	(49,645)	(43,848)	(4,169)	(3,041)
Units end of year	302,334	307,440	363,685	366,835	31,669	32,705
	BHFTII T. Rowe Price Small Cap Growth Investment Division		BHFTII VanEck Global Natural Resources Investment Division		BHFTII Western Asset Management Strategic Bond Opportunities Investment Division
	2022	2021	2022	2021	2022	2021
Units beginning of year	198,671	197,038	24,140	26,324	258,261	258,292
Units issued and transferred from other funding options	22,355	19,652	4,225	3,583	21,922	27,540
Units redeemed and transferred to other funding options	(26,609)	(18,019)	(5,852)	(5,767)	(31,522)	(27,571)
Units end of year	194,417	198,671	22,513	24,140	248,661	258,261

59

BRIGHTHOUSE VARIABLE LIFE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS

The following table is a summary of unit values and units outstanding for the Policies, net investment income ratios, and expense ratios, excluding expenses for the underlying fund or portfolio, for the respective stated periods in the five years ended December 31, 2022:

		As of December 31			For the year ended December 31
		Units	Unit Value	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio (%)	Total[3] Return (%)
American Funds® Global	2022	269,198	68.75	18,506,777	—	0.00	(29.55)
Small Capitalization	2021	266,588	97.59	26,016,168	—	0.00	6.74
Investment Division	2020	263,573	91.43	24,098,073	0.17	0.00	29.72
	2019	278,634	70.48	19,638,126	0.16	0.00	31.52
	2018	299,491	53.59	16,049,649	0.08	0.00	(10.55)
American Funds® Growth	2022	731,046	92.77	67,820,139	0.32	0.00	(29.94)
Investment Division	2021	747,386	132.41	98,961,999	0.22	0.00	21.99
	2020	791,025	108.54	85,860,616	0.32	0.00	52.08
	2019	857,852	71.37	61,227,409	0.75	0.00	30.77
	2018	911,790	54.58	49,763,350	0.43	0.00	(0.25)
American Funds®	2022	66,958	524.18	35,097,804	1.28	0.00	(16.49)
Growth-Income Investment	2021	71,199	627.71	44,692,285	1.13	0.00	24.10
Division	2020	74,897	505.83	37,885,040	1.39	0.00	13.55
	2019	77,176	445.48	34,380,691	1.69	0.00	26.14
	2018	78,686	353.18	27,789,861	1.43	0.00	(1.79)
American Funds® The Bond	2022	256,967	25.60	6,578,255	2.90	0.00	(12.58)
Fund of America Investment	2021	273,400	29.28	8,006,065	1.42	0.00	(0.31)
Division	2020	256,859	29.37	7,544,905	2.12	0.00	9.73
	2019	238,533	26.77	6,385,086	2.60	0.00	9.36
	2018	234,463	24.48	5,739,094	2.53	0.00	(0.71)
BHFTI AB Global Dynamic	2022	131,531	15.49	2,036,866	4.27	0.00	(20.43)
Allocation Investment	2021	140,211	19.46	2,728,703	0.22	0.00	9.28
Division	2020	140,713	17.81	2,505,926	1.74	0.00	6.09
	2019	144,508	16.79	2,425,864	3.44	0.00	18.07
	2018	149,675	14.22	2,127,981	1.69	0.00	(6.97)
BHFTI American Funds®	2022	438,394	23.14	10,142,313	1.75	0.00	(16.53)
Balanced Allocation	2021	454,031	27.72	12,584,441	1.44	0.00	12.55
Investment Division	2020	456,324	24.63	11,238,086	2.04	0.00	15.84
	2019	425,710	21.26	9,050,734	2.10	0.00	19.88
	2018	422,848	17.73	7,499,018	1.80	0.00	(3.95)
BHFTI American Funds®	2022	1,092,961	25.41	27,769,892	1.42	0.00	(18.37)
Growth Allocation Investment	2021	1,104,670	31.13	34,383,718	1.06	0.00	16.21
Division	2020	1,119,717	26.78	29,989,721	1.82	0.00	17.34
	2019	1,092,573	22.83	24,939,130	2.00	0.00	24.05
	2018	1,117,414	18.40	20,561,363	1.50	0.00	(5.52)
BHFTI American Funds®	2022	408,660	20.94	8,557,754	1.85	0.00	(14.41)
Moderate Allocation	2021	520,332	24.47	12,730,351	1.71	0.00	9.98
Investment Division	2020	611,290	22.25	13,598,190	2.18	0.00	13.30
	2019	586,926	19.63	11,523,743	2.32	0.00	16.59
	2018	614,843	16.84	10,353,745	2.09	0.00	(3.14)

60

BRIGHTHOUSE VARIABLE LIFE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio (%)	Total[3] Return (%)
BHFTI BlackRock Global	2022	131,745	15.14	1,994,801	2.28	0.00	(18.89)
Tactical Strategies	2021	133,249	18.67	2,487,323	1.35	0.00	9.79
Investment Division	2020	131,307	17.00	2,232,527	1.54	0.00	4.31
	2019	134,369	16.30	2,190,178	0.19	0.00	20.63
	2018	145,493	13.51	1,966,002	1.40	0.00	(7.18)
BHFTI Brighthouse Asset	2022	867,941	32.08	27,842,628	1.63	0.00	(19.89)
Allocation 100 Investment	2021	859,128	40.04	34,401,536	1.31	0.00	18.34
Division	2020	894,192	33.84	30,256,605	1.39	0.00	19.23
	2019	924,255	28.38	26,229,761	1.79	0.00	27.79
	2018	947,015	22.21	21,030,814	1.26	0.00	(9.80)
BHFTI Brighthouse Balanced	2022	185,484	17.90	3,319,565	2.45	0.00	(21.81)
Plus Investment Division	2021	194,198	22.89	4,444,735	2.49	0.00	7.54
	2020	247,797	21.28	5,273,680	2.36	0.00	12.52
	2019	243,928	18.91	4,613,685	2.01	0.00	23.57
	2018	240,082	15.31	3,674,945	1.65	0.00	(7.36)
BHFTI Brighthouse/abrdn	2022	309,973	13.79	4,273,221	1.03	0.00	(25.58)
Emerging Markets Equity	2021	329,697	18.52	6,107,199	0.39	0.00	(4.81)
Investment Division	2020	294,244	19.46	5,725,988	2.18	0.00	27.68
	2019	293,030	15.24	4,466,306	1.89	0.00	20.98
	2018	278,968	12.60	3,514,579	2.89	0.00	(13.92)
BHFTI Brighthouse/Templeton	2022	151,191	12.68	1,917,704	—	0.00	(4.42)
International Bond	2021	128,142	13.27	1,700,494	—	0.00	(4.69)
Investment Division	2020	108,098	13.92	1,505,146	6.50	0.00	(5.75)
	2019	98,935	14.77	1,461,629	9.72	0.00	1.44
	2018	140,862	14.56	2,051,474	—	0.00	1.29
BHFTI	2022	132,083	42.82	5,655,237	0.72	0.00	(19.02)
Brighthouse/Wellington Large	2021	135,908	52.87	7,186,079	0.86	0.00	24.38
Cap Research Investment	2020	139,921	42.51	5,948,028	1.10	0.00	22.27
Division	2019	136,273	34.77	4,737,909	1.15	0.00	32.07
	2018	143,125	26.33	3,767,922	1.09	0.00	(6.15)
BHFTI CBRE Global Real	2022	376,980	27.55	10,384,026	4.38	0.00	(24.71)
Estate Investment Division	2021	368,449	36.59	13,480,666	3.00	0.00	34.70
	2020	406,099	27.16	11,030,530	4.66	0.00	(4.78)
	2019	398,174	28.53	11,357,946	3.25	0.00	25.10
	2018	408,796	22.80	9,321,414	6.14	0.00	(8.36)
BHFTI Harris Oakmark	2022	620,295	36.34	22,540,507	2.42	0.00	(15.78)
International Investment	2021	606,095	43.15	26,151,800	0.82	0.00	8.66
Division	2020	587,671	39.71	23,335,075	3.39	0.00	5.37
	2019	578,212	37.69	21,790,211	2.40	0.00	24.83
	2018	671,902	30.19	20,283,681	1.91	0.00	(23.73)
BHFTI Invesco Balanced-Risk	2022	1,500,310	1.53	2,293,914	5.77	0.00	(12.41)
Allocation Investment	2021	1,293,897	1.75	2,258,625	3.01	0.00	9.69
Division	2020	1,325,547	1.59	2,109,469	5.39	0.00	10.14
	2019	1,391,503	1.44	2,010,637	—	0.00	15.28
	2018	1,437,219	1.25	1,801,445	1.18	0.00	(6.43)

61

BRIGHTHOUSE VARIABLE LIFE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio (%)	Total[3] Return (%)
BHFTI Invesco Global Equity	2022	239,804	57.03	13,676,679	—	0.00	(31.70)
Investment Division	2021	235,172	83.50	19,637,245	0.13	0.00	15.76
	2020	240,447	72.13	17,344,559	0.90	0.00	27.92
	2019	249,239	56.39	14,055,083	1.06	0.00	31.91
	2018	255,887	42.75	10,939,522	1.24	0.00	(12.96)
BHFTI Invesco Small Cap	2022	99,463	56.70	5,639,422	—	0.00	(35.04)
Growth Investment Division	2021	93,039	87.28	8,120,686	—	0.00	7.12
	2020	92,405	81.48	7,528,958	0.08	0.00	57.24
	2019	74,999	51.82	3,886,260	—	0.00	24.64
	2018	97,771	41.57	4,064,786	—	0.00	(8.77)
BHFTI JPMorgan Global	2022	1,258,019	1.68	2,111,391	2.48	0.00	(17.54)
Active Allocation Investment	2021	1,274,507	2.04	2,594,215	0.48	0.00	9.64
Division	2020	1,281,469	1.86	2,379,082	2.26	0.00	12.23
	2019	1,291,324	1.65	2,136,211	2.69	0.00	16.91
	2018	1,388,486	1.41	1,964,670	1.63	0.00	(7.19)
BHFTI JPMorgan Small Cap	2022	101,604	37.20	3,779,284	1.14	0.00	(13.21)
Value Investment Division	2021	108,961	42.86	4,669,877	1.16	0.00	33.01
	2020	111,867	32.22	3,604,542	1.39	0.00	6.34
	2019	107,881	30.30	3,268,751	1.37	0.00	19.53
	2018	101,033	25.35	2,561,071	1.37	0.00	(13.76)
BHFTI Loomis Sayles Global	2022	111,639	32.10	3,584,093	—	0.00	(23.12)
Allocation Investment	2021	114,139	41.76	4,766,293	1.03	0.00	14.57
Division	2020	119,881	36.45	4,369,447	0.97	0.00	15.11
	2019	135,896	31.67	4,303,162	1.67	0.00	27.86
	2018	124,007	24.77	3,071,065	2.08	0.00	(5.20)
BHFTI Loomis Sayles Growth	2022	877,313	29.81	26,148,943	—	0.00	(27.86)
Investment Division	2021	885,380	41.32	36,582,522	0.20	0.00	18.66
	2020	919,265	34.82	32,009,913	0.83	0.00	32.54
	2019	981,787	26.27	25,793,383	1.05	0.00	23.83
	2018	1,002,948	21.22	21,278,109	0.81	0.00	(6.81)
BHFTI MetLife Multi-Index	2022	42,957	15.56	668,607	1.81	0.00	(21.09)
Targeted Risk Investment	2021	45,884	19.72	905,035	1.62	0.00	9.72
Division	2020	75,604	17.98	1,359,195	2.16	0.00	6.56
	2019	71,435	16.87	1,205,211	2.03	0.00	21.71
	2018	59,764	13.86	828,455	1.72	0.00	(7.18)
BHFTI MFS® Research	2022	332,399	29.12	9,680,094	2.08	0.00	(17.30)
International Investment	2021	332,252	35.22	11,700,485	1.14	0.00	11.98
Division	2020	326,429	31.45	10,265,642	2.44	0.00	13.27
	2019	325,671	27.76	9,041,537	1.59	0.00	28.69
	2018	339,462	21.57	7,323,383	2.20	0.00	(13.81)
BHFTI Morgan Stanley	2022	181,349	43.74	7,932,304	—	0.00	(62.47)
Discovery Investment Division	2021	163,009	116.54	18,997,835	—	0.00	(10.54)
	2020	164,577	130.27	21,439,904	—	0.00	153.77
	2019	166,821	51.34	8,563,793	—	0.00	40.47
	2018	167,539	36.55	6,122,804	—	0.00	10.41

62

BRIGHTHOUSE VARIABLE LIFE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio (%)	Total[3] Return (%)
BHFTI PanAgora Global	2022	1,156,157	1.23	1,425,861	17.06	0.00	(25.66)
Diversified Risk Investment	2021	137,716	1.66	228,474	—	0.00	6.39
Division	2020	138,292	1.56	215,640	3.12	0.00	11.85
	2019	123,626	1.39	172,352	3.20	0.00	21.99
	2018	118,032	1.14	134,887	—	0.00	(7.59)
BHFTI PIMCO Inflation	2022	396,733	21.02	8,340,895	6.63	0.00	(11.60)
Protected Bond Investment	2021	410,712	23.78	9,767,816	0.94	0.00	5.61
Division	2020	415,155	22.52	9,348,842	2.93	0.00	11.85
	2019	408,097	20.13	8,216,150	3.71	0.00	8.49
	2018	439,101	18.56	8,148,598	1.84	0.00	(2.13)
BHFTI PIMCO Total Return	2022	751,897	24.31	18,276,115	3.17	0.00	(14.34)
Investment Division	2021	820,792	28.38	23,290,461	2.03	0.00	(1.13)
	2020	802,046	28.70	23,019,015	3.94	0.00	8.82
	2019	842,273	26.37	22,214,163	3.07	0.00	8.69
	2018	781,833	24.27	18,972,107	1.58	0.00	0.03
BHFTI Schroders Global	2022	928,139	1.53	1,420,536	1.39	0.00	(20.17)
Multi-Asset Investment	2021	930,129	1.92	1,783,284	0.32	0.00	11.42
Division	2020	916,659	1.72	1,577,307	1.74	0.00	2.11
	2019	893,283	1.69	1,505,355	1.45	0.00	21.49
	2018	836,557	1.39	1,160,375	1.50	0.00	(9.42)
BHFTI SSGA Growth and	2022	415,170	25.33	10,515,752	3.24	0.00	(15.09)
Income ETF Investment	2021	448,662	29.83	13,383,146	2.01	0.00	13.61
Division	2020	466,175	26.26	12,239,832	2.89	0.00	10.14
	2019	510,077	23.84	12,159,978	2.54	0.00	19.88
	2018	589,827	19.89	11,729,825	2.62	0.00	(6.29)
BHFTI SSGA Growth ETF	2022	609,233	27.10	16,512,324	3.02	0.00	(15.67)
Investment Division	2021	628,016	32.14	20,184,829	1.65	0.00	17.88
	2020	650,170	27.27	17,727,040	2.63	0.00	11.06
	2019	672,931	24.55	16,520,614	2.23	0.00	22.60
	2018	701,882	20.02	14,054,818	2.29	0.00	(8.44)
BHFTI T. Rowe Price Mid Cap	2022	487,481	43.83	21,364,266	—	0.00	(22.33)
Growth Investment Division	2021	523,479	56.43	29,538,044	—	0.00	15.15
	2020	517,362	49.00	25,352,981	0.26	0.00	24.30
	2019	623,174	39.42	24,567,574	0.26	0.00	31.42
	2018	647,730	30.00	19,431,213	—	0.00	(2.01)
BHFTI Victory Sycamore Mid	2022	131,106	88.68	11,625,865	1.89	0.00	(2.45)
Cap Value Investment Division	2021	139,119	90.90	12,646,607	1.27	0.00	32.13
	2020	143,137	68.80	9,847,631	1.66	0.00	7.87
	2019	144,751	63.78	9,231,835	1.33	0.00	29.35
	2018	153,682	49.30	7,577,261	0.80	0.00	(9.95)
BHFTII Baillie Gifford	2022	125,791	27.73	3,488,203	1.16	0.00	(28.60)
International Stock	2021	120,383	38.84	4,675,532	0.93	0.00	(0.76)
Investment Division	2020	114,241	39.13	4,470,728	1.91	0.00	26.58
	2019	111,470	30.92	3,446,371	1.35	0.00	32.82
	2018	114,861	23.28	2,673,679	1.16	0.00	(17.01)

63

BRIGHTHOUSE VARIABLE LIFE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio (%)	Total[3] Return (%)
BHFTII BlackRock Bond	2022	51,824	110.85	5,744,603	2.88	0.00	(14.15)
Income Investment Division	2021	57,031	129.11	7,363,385	2.66	0.00	(0.44)
	2020	56,096	129.68	7,274,389	3.67	0.00	8.60
	2019	66,765	119.41	7,972,471	3.48	0.00	9.83
	2018	48,274	108.73	5,248,757	3.33	0.00	(0.36)
BHFTII BlackRock Capital	2022	84,834	129.45	10,981,697	—	0.00	(37.61)
Appreciation Investment	2021	84,213	207.48	17,472,849	—	0.00	21.20
Division	2020	84,059	171.19	14,389,854	—	0.00	40.66
	2019	100,772	121.70	12,263,944	0.20	0.00	32.85
	2018	74,997	91.61	6,870,115	0.12	0.00	2.43
BHFTII Brighthouse Asset	2022	90,770	20.49	1,860,227	3.40	0.00	(12.54)
Allocation 20 Investment	2021	96,149	23.43	2,253,071	3.46	0.00	4.01
Division	2020	122,428	22.53	2,758,360	3.04	0.00	9.70
	2019	162,495	20.54	3,337,330	2.33	0.00	12.14
	2018	162,142	18.31	2,969,485	2.46	0.00	(2.41)
BHFTII Brighthouse Asset	2022	248,206	23.81	5,909,882	2.88	0.00	(13.63)
Allocation 40 Investment	2021	277,449	27.57	7,648,871	2.90	0.00	7.68
Division	2020	284,942	25.60	7,294,968	2.93	0.00	11.31
	2019	288,654	23.00	6,638,944	2.34	0.00	15.94
	2018	330,227	19.84	6,550,602	2.32	0.00	(4.25)
BHFTII Brighthouse Asset	2022	1,775,296	27.21	48,302,880	2.41	0.00	(15.17)
Allocation 60 Investment	2021	1,854,789	32.08	59,493,102	2.29	0.00	11.17
Division	2020	1,875,344	28.85	54,107,260	2.41	0.00	14.09
	2019	1,938,433	25.29	49,020,937	2.18	0.00	19.85
	2018	2,004,515	21.10	42,297,139	1.89	0.00	(5.93)
BHFTII Brighthouse Asset	2022	3,492,659	30.27	105,733,249	2.08	0.00	(17.71)
Allocation 80 Investment	2021	3,591,937	36.79	132,139,669	1.86	0.00	14.87
Division	2020	3,762,017	32.02	120,476,882	2.06	0.00	17.01
	2019	3,899,517	27.37	106,728,846	2.01	0.00	24.04
	2018	4,107,692	22.07	90,640,813	1.54	0.00	(7.91)
BHFTII Brighthouse/Artisan	2022	57,442	107.19	6,157,384	1.00	0.00	(12.62)
Mid Cap Value Investment	2021	57,760	122.68	7,085,757	1.06	0.00	26.91
Division	2020	54,704	96.67	5,288,051	0.97	0.00	6.25
	2019	52,569	90.98	4,782,946	0.83	0.00	23.75
	2018	83,535	73.52	6,141,699	0.64	0.00	(13.20)
BHFTII	2022	24,491	156.40	3,830,455	1.78	0.00	(17.08)
Brighthouse/Wellington	2021	26,170	188.61	4,935,989	1.82	0.00	14.02
Balanced Investment Division	2020	26,049	165.41	4,308,929	2.21	0.00	17.72
	2019	26,203	140.51	3,681,793	2.23	0.00	22.99
	2018	30,045	114.24	3,432,405	1.77	0.00	(3.76)
BHFTII	2022	131,382	155.16	20,384,704	1.46	0.00	(5.08)
Brighthouse/Wellington Core	2021	138,104	163.46	22,574,515	1.38	0.00	24.43
Equity Opportunities	2020	151,130	131.37	19,853,953	1.61	0.00	11.27
Investment Division	2019	156,226	118.06	18,444,603	1.63	0.00	30.94
	2018	168,903	90.17	15,229,611	1.75	0.00	(0.09)
64

BRIGHTHOUSE VARIABLE LIFE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio (%)	Total[3] Return (%)
BHFTII Frontier Mid Cap	2022	32,528	192.22	6,252,484	—	0.00	(28.15)
Growth Investment Division	2021	32,321	267.51	8,646,325	—	0.00	14.68
	2020	32,589	233.26	7,601,788	—	0.00	31.70
	2019	33,907	177.12	6,005,623	—	0.00	33.13
	2018	35,189	133.05	4,681,726	—	0.00	(5.64)
BHFTII Jennison Growth	2022	193,276	56.40	10,900,366	—	0.00	(38.87)
Investment Division	2021	196,531	92.26	18,131,646	—	0.00	17.17
	2020	199,016	78.74	15,670,308	0.20	0.00	56.80
	2019	171,766	50.22	8,625,624	0.45	0.00	32.83
	2018	177,613	37.81	6,714,890	0.33	0.00	0.35
BHFTII Loomis Sayles Small	2022	51,764	138.56	7,172,418	—	0.00	(15.06)
Cap Core Investment Division	2021	50,290	163.13	8,203,948	0.08	0.00	21.95
	2020	52,405	133.77	7,010,463	0.14	0.00	12.07
	2019	53,324	119.37	6,365,210	0.03	0.00	25.54
	2018	80,353	95.09	7,640,396	0.02	0.00	(11.07)
BHFTII Loomis Sayles Small	2022	108,734	43.10	4,686,155	—	0.00	(22.96)
Cap Growth Investment	2021	106,623	55.94	5,964,690	—	0.00	10.00
Division	2020	106,515	50.85	5,416,791	—	0.00	34.34
	2019	127,075	37.85	4,810,306	—	0.00	26.88
	2018	142,238	29.83	4,243,588	—	0.00	0.55
BHFTII MetLife Aggregate	2022	1,031,025	23.16	23,879,515	2.88	0.00	(13.09)
Bond Index Investment	2021	1,141,609	26.65	30,424,047	2.52	0.00	(1.93)
Division	2020	1,023,482	27.17	27,812,191	2.70	0.00	7.21
	2019	993,073	25.35	25,170,511	3.21	0.00	8.64
	2018	915,026	23.33	21,348,772	2.94	0.00	(0.18)
BHFTII MetLife Mid Cap	2022	362,246	64.89	23,506,942	1.11	0.00	(13.26)
Stock Index Investment	2021	376,616	74.81	28,174,174	1.06	0.00	24.40
Division	2020	394,463	60.14	23,721,858	1.47	0.00	13.39
	2019	397,178	53.03	21,063,680	1.37	0.00	25.95
	2018	412,195	42.11	17,356,549	1.25	0.00	(11.30)
BHFTII MetLife MSCI EAFE®	2022	1,174,710	25.13	29,515,993	3.70	0.00	(14.47)
Index Investment Division	2021	1,133,671	29.38	33,305,152	1.79	0.00	10.72
	2020	1,104,137	26.53	29,296,293	3.12	0.00	7.85
	2019	1,087,248	24.60	26,748,859	2.67	0.00	21.93
	2018	969,264	20.18	19,557,161	2.93	0.00	(13.91)
BHFTII MetLife Russell 2000®	2022	302,334	58.64	17,728,569	1.06	0.00	(20.23)
Index Investment Division	2021	307,440	73.51	22,599,979	0.98	0.00	14.52
	2020	307,213	64.19	19,719,848	1.36	0.00	19.62
	2019	313,569	53.66	16,826,372	1.16	0.00	25.62
	2018	314,160	42.72	13,419,904	1.11	0.00	(10.97)
BHFTII MetLife Stock Index	2022	363,685	206.46	75,085,567	1.27	0.00	(18.30)
Investment Division	2021	366,835	252.69	92,696,704	1.50	0.00	28.36
	2020	392,217	196.87	77,215,123	1.88	0.00	18.10
	2019	409,106	166.69	68,195,438	2.10	0.00	31.15
	2018	441,449	127.10	56,109,024	1.79	0.00	(4.60)

65

BRIGHTHOUSE VARIABLE LIFE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio (%)	Total[3] Return (%)
BHFTII MFS® Total Return	2022	31,669	154.55	4,894,487	1.81	0.00	(9.63)
Investment Division	2021	32,705	171.03	5,593,470	1.84	0.00	14.22
	2020	33,085	149.74	4,954,204	2.43	0.00	9.76
	2019	32,679	136.42	4,458,121	2.38	0.00	20.37
	2018	33,373	113.34	3,782,352	2.30	0.00	(5.57)
BHFTII MFS® Value	2022	626,447	49.76	31,170,517	1.73	0.00	(5.98)
Investment Division	2021	658,666	52.92	34,857,079	1.54	0.00	25.54
	2020	669,231	42.15	28,210,433	2.00	0.00	3.96
	2019	739,383	40.55	29,980,233	1.87	0.00	30.13
	2018	683,181	31.16	21,287,255	1.76	0.00	(10.05)
BHFTII Neuberger Berman	2022	109,712	62.55	6,862,801	—	0.00	(19.15)
Genesis Investment Division	2021	111,698	77.37	8,642,166	0.07	0.00	18.41
	2020	115,153	65.34	7,524,014	0.19	0.00	25.11
	2019	174,685	52.23	9,123,268	0.21	0.00	29.68
	2018	122,566	40.27	4,936,302	0.36	0.00	(6.70)
BHFTII T. Rowe Price Large	2022	397,474	58.89	23,408,202	—	0.00	(40.46)
Cap Growth Investment	2021	390,542	98.92	38,631,828	—	0.00	20.22
Division	2020	398,752	82.28	32,808,987	0.23	0.00	36.95
	2019	444,172	60.08	26,685,330	0.41	0.00	30.99
	2018	408,374	45.87	18,730,391	0.42	0.00	(0.94)
BHFTII T. Rowe Price Small	2022	194,417	78.41	15,243,456	0.21	0.00	(22.15)
Cap Growth Investment	2021	198,671	100.72	20,009,977	0.03	0.00	11.67
Division	2020	197,038	90.20	17,772,180	0.20	0.00	24.34
	2019	207,377	72.54	15,043,807	0.05	0.00	33.16
	2018	254,662	54.48	13,873,470	0.12	0.00	(6.55)
BHFTII VanEck Global	2022	22,513	183.62	4,133,873	2.70	0.00	8.24
Natural Resources Investment	2021	24,140	169.65	4,095,336	1.22	0.00	18.82
Division	2020	26,324	142.77	3,758,373	1.41	0.00	21.58
	2019	24,861	117.43	2,919,447	0.69	0.00	12.59
	2018	40,570	104.30	4,231,382	0.17	0.00	(28.64)
BHFTII Western Asset	2022	248,661	48.83	12,141,227	6.03	0.00	(16.66)
Management Strategic Bond	2021	258,261	58.58	15,130,133	3.71	0.00	2.82
Opportunities Investment	2020	258,292	56.98	14,717,408	5.82	0.00	6.92
Division	2019	253,820	53.29	13,527,146	4.93	0.00	14.49
	2018	264,979	46.55	12,334,945	5.31	0.00	(3.80)
BHFTII Western Asset	2022	94,679	26.44	2,503,055	2.35	0.00	(9.01)
Management U.S. Government	2021	104,008	29.05	3,021,910	2.87	0.00	(1.52)
Investment Division	2020	113,466	29.50	3,347,576	3.17	0.00	5.24
	2019	84,872	28.03	2,379,197	2.29	0.00	6.03
	2018	76,562	26.44	2,024,170	2.28	0.00	0.97
FTVIPT Franklin Income VIP	2022	9,226	127.78	1,178,900	4.11	0.00	(5.47)
Investment Division	2021	6,115	135.18	826,638	4.59	0.00	16.75
	2020	5,778	115.78	668,988	5.72	0.00	0.69
	2019	5,547	114.98	637,740	5.32	0.00	16.06
	2018	7,159	99.07	709,201	4.18	0.00	(4.30)

66

BRIGHTHOUSE VARIABLE LIFE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Concluded)

8.  FINANCIAL HIGHLIGHTS — (Concluded)

		As of December 31			For the year ended December 31
		Units	Unit Value	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio (%)	Total[3] Return (%)
FTVIPT Franklin Mutual	2022	30,966	54.08	1,674,680	1.84	0.00	(7.43)
Shares VIP Investment	2021	27,734	58.42	1,620,315	3.35	0.00	19.17
Division	2020	20,170	49.03	988,842	2.70	0.00	(5.04)
	2019	22,450	51.63	1,159,104	1.73	0.00	22.57
	2018	25,800	42.12	1,086,752	2.52	0.00	(9.07)

1  These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying fund or portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying fund or portfolio in which the Investment Division invests.

2  These amounts represent annualized policy expenses of each of the applicable Investment Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund or portfolio have been excluded.

3  These amounts represent the total return for the period indicated, including changes in the value of the underlying fund or portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

67

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Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Index to Consolidated Financial Statements, Notes and Schedules

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the stockholders and the Board of Directors of Brighthouse Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Brighthouse Life Insurance Company and subsidiaries (the "Company") as of December 31, 2022 and 2021, the related consolidated statements of operations, comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2022, and the related notes and the schedules listed in the Index to Consolidated Financial Statements, Notes and Schedules (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current-period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Liability for Future Policy Benefits — Refer to Notes 1 and 3 to the consolidated financial statements

Critical Audit Matter Description

As of December 31, 2022, the liability for future policy benefits totaled $41.1 billion, and included benefits related to variable annuity contracts with guaranteed benefit riders and universal life insurance contracts with secondary guarantees. Management regularly reviews its assumptions supporting the estimates of these actuarial liabilities and differences between actual experience and the assumptions used in pricing the policies and guarantees may require a change to the assumptions recorded at inception as well as an adjustment to the related liabilities. Updating such assumptions can result in variability of profits or the recognition of losses.

Given the future policy benefit obligation for these contracts is sensitive to changes in the assumptions related to general account and separate account investment returns, and policyholder behavior including mortality, lapses, premium persistency, benefit election and utilization, and withdrawals, auditing management's selection of these assumptions involves an especially high degree of estimation.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the updating of assumptions by management included the following, among others:

•  We tested the effectiveness of management's controls over the assumption review process, including those over the selection of the significant assumptions used related to general account and separate account investment returns, and policyholder behavior including mortality, lapses, premium persistency, benefit election and utilization, and withdrawals.

•  With the assistance of our actuarial specialists, we evaluated the appropriateness of the significant assumptions used, developed an independent estimate of the future policy benefit liability for a sample of policies, and compared our estimates to management's estimates.

•  We tested the completeness and accuracy of the underlying data that served as the basis for the actuarial analysis, including experience studies, to test that the inputs to the actuarial estimate were reasonable.

•  We evaluated the methods and significant assumptions used by management to identify potential bias.

•  We evaluated whether the significant assumptions used were consistent with evidence obtained in other areas of the audit.

Deferred Policy Acquisition Costs (DAC) — Refer to Notes 1 and 4 to the consolidated financial statements

Critical Audit Matter Description

The Company incurs and defers certain costs in connection with acquiring new and renewal insurance business. These deferred costs, amounting to $5.2 billion as of December 31, 2022, are amortized over the expected life of the policy contract in proportion to actual and expected future gross profits, premiums or margins. For deferred annuities and universal life contracts, expected future gross profits utilized in the amortization calculation are derived using assumptions such as separate account and general account investment returns, mortality, in-force or persistency, benefit elections and utilization, and withdrawals. The assumptions used in the calculation of expected future gross profits are reviewed at least annually.

Given the significance of the estimates and uncertainty associated with the long-term assumptions utilized in the determination of expected future gross profits, auditing management's determination of the appropriateness of the assumptions used in the calculation of DAC amortization involves an especially high degree of estimation.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to management's determination of DAC amortization included the following, among others:

•  We tested the effectiveness of management's controls related to the determination of expected future gross profits, including those over management's review that the significant assumptions utilized related to separate account and general account investment returns, mortality, in-force or persistency, benefit elections and utilization, and withdrawals represented a reasonable estimate.

•  With assistance from our actuarial specialists, we evaluated the data included in the estimate provided by the Company's actuaries and the methodology utilized, and evaluated the process used by the Company to determine whether the significant assumptions used were reasonable estimates based on the Company's own experience and industry studies.

•  We inquired of the Company's actuarial specialists whether there were any changes in the methodology utilized during the year in the determination of expected future gross profits.

•  We inspected supporting documentation underlying the Company's experience studies and, utilizing our actuarial specialists, independently recalculated the amortization for a sample of policies, and compared our estimates to management's estimates.

•  We evaluated whether the significant assumptions used by the Company were consistent with evidence obtained in other areas of the audit and to identify potential bias.

•  We evaluated the sufficiency of the Company's disclosures related to DAC amortization.

Embedded Derivative Liabilities Related to Variable Annuity Guarantees — Refer to Notes 1, 7, and 8 to the consolidated financial statements.

Critical Audit Matter Description

The Company sells index-linked annuities and variable annuity products with guaranteed minimum benefits, some of which are embedded derivatives that are required to be bifurcated from the host contract, separately accounted for, and measured at fair value. As of December 31, 2022, the fair value of the embedded derivative liability associated with certain of the Company's annuity contracts was $5.6 billion. Management utilizes various assumptions in order to measure the embedded liability including expectations concerning policyholder behavior, mortality and risk margins, as well as changes in the Company's own nonperformance risk. These assumptions are reviewed at least annually by management, and if they change significantly, the estimated fair value is adjusted by a cumulative charge or credit to net income.

Given the embedded derivative liability is sensitive to changes in these assumptions, auditing management's selection of these assumptions involves an especially high degree of estimation.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the assumptions selected by management for the embedded derivative liability included the following, among others:

•  We tested the effectiveness of management's controls over the embedded derivative liability, including those over the selection of the significant assumptions related to policyholder behavior, mortality, risk margins and the Company's nonperformance risk.

•  With the assistance of our actuarial specialists, we evaluated the appropriateness of the significant assumptions, tested the completeness and accuracy of the underlying data and the mathematical accuracy of the Company's valuation model.

•  We evaluated the reasonableness of the Company's assumptions by comparing those selected by management to those independently derived by our actuarial specialists, drawing upon standard actuarial and industry practice.

•  We evaluated the methods and assumptions used by management to identify potential bias in the determination of the embedded liability.

•  We evaluated whether the assumptions used were consistent with evidence obtained in other areas of the audit.

/s/ DELOITTE & TOUCHE LLP

Charlotte, North Carolina
March 1, 2023

We have served as the Company's auditor since 2005.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Balance Sheets
December 31, 2022 and 2021

(In millions, except share and per share data)

	2022	2021
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $83,395 and $78,287, respectively; allowance for credit losses of $6 and $11, respectively)	$74,757	$86,527
Equity securities, at estimated fair value	66	95
Mortgage loans (net of allowance for credit losses of $119 and $123, respectively)	22,877	19,787
Policy loans	898	869
Limited partnerships and limited liability companies	4,774	4,271
Short-term investments, principally at estimated fair value	299	662
Other invested assets, principally at estimated fair value (net of allowance for credit losses of $13 and $13, respectively)	2,984	3,324
Total investments	106,655	115,535
Cash and cash equivalents	3,752	3,904
Accrued investment income	868	706
Premiums, reinsurance and other receivables (net of allowance for credit losses of $10 and $10, respectively)	18,854	15,649
Deferred policy acquisition costs and value of business acquired	5,184	4,851
Current income tax recoverable	18	—
Deferred income tax asset	1,580	—
Other assets	360	385
Separate account assets	78,880	106,225
Total assets	$216,151	$247,255
Liabilities and Equity
Liabilities
Future policy benefits	$41,105	$43,589
Policyholder account balances	74,112	66,195
Other policy-related balances	3,146	3,153
Payables for collateral under securities loaned and other transactions	4,547	6,253
Long-term and short-term debt	963	841
Current income tax payable	—	57
Deferred income tax liability	—	981
Other liabilities	6,534	3,850
Separate account liabilities	78,880	106,225
Total liabilities	209,287	231,144
Contingencies, Commitments and Guarantees (Note 13)
Equity
Brighthouse Life Insurance Company's stockholder's equity:
Common stock, par value $25,000 per share; 4,000 shares authorized; 3,000 shares issued and outstanding	75	75
Additional paid-in capital	17,773	17,773
Retained earnings (deficit)	(5,717)	(5,653)
Accumulated other comprehensive income (loss)	(5,282)	3,901
Total Brighthouse Life Insurance Company's stockholder's equity	6,849	16,096
Noncontrolling interests	15	15
Total equity	6,864	16,111
Total liabilities and equity	$216,151	$247,255

See accompanying notes to the consolidated financial statements.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Operations
For the Years Ended December 31, 2022, 2021 and 2020

(In millions)

	2022	2021	2020
Revenues
Premiums	$641	$687	$736
Universal life and investment-type product policy fees	2,562	2,986	2,839
Net investment income	4,064	4,815	3,528
Other revenues	403	334	302
Net investment gains (losses)	(240)	(63)	279
Net derivative gains (losses)	402	(2,359)	(132)
Total revenues	7,832	6,400	7,552
Expenses
Policyholder benefits and claims	4,143	3,213	5,689
Interest credited to policyholder account balances	1,414	1,286	1,061
Amortization of deferred policy acquisition costs and value of business acquired	871	105	696
Other expenses	1,675	1,800	1,844
Total expenses	8,103	6,404	9,290
Income (loss) before provision for income tax	(271)	(4)	(1,738)
Provision for income tax expense (benefit)	(208)	(71)	(433)
Net income (loss)	(63)	67	(1,305)
Less: Net income (loss) attributable to noncontrolling interests	1	1	1
Net income (loss) attributable to Brighthouse Life Insurance Company	$(64)	$66	$(1,306)

See accompanying notes to the consolidated financial statements.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Comprehensive Income (Loss)
For the Years Ended December 31, 2022, 2021 and 2020

(In millions)

	2022	2021	2020
Net income (loss)	$(63)	$67	$(1,305)
Other comprehensive income (loss):
Unrealized investment gains (losses), net of related offsets	(11,910)	(2,083)	2,854
Unrealized gains (losses) on derivatives	308	158	(70)
Foreign currency translation adjustments	(22)	1	19
Other comprehensive income (loss), before income tax	(11,624)	(1,924)	2,803
Income tax (expense) benefit related to items of other comprehensive income (loss)	2,441	404	(597)
Other comprehensive income (loss), net of income tax	(9,183)	(1,520)	2,206
Comprehensive income (loss)	(9,246)	(1,453)	901
Less: Comprehensive income (loss) attributable to noncontrolling interests, net of income tax	1	1	1
Comprehensive income (loss) attributable to Brighthouse Life Insurance Company	$(9,247)	$(1,454)	$900

See accompanying notes to the consolidated financial statements.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Equity
For the Years Ended December 31, 2022, 2021 and 2020

(In millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Brighthouse Life Insurance Company's Stockholder's Equity	Noncontrolling Interests	Total Equity
Balance at December 31, 2019	$75	$19,073	$(3,899)	$3,215	$18,464	$15	$18,479
Cumulative effect of change in accounting principle, net of income tax			(14)	3	(11)		(11)
Balance at January 1, 2020	75	19,073	(3,913)	3,218	18,453	15	18,468
Dividends paid to parent		(750)	(500)		(1,250)		(1,250)
Change in noncontrolling interests					—	(1)	(1)
Net income (loss)			(1,306)		(1,306)	1	(1,305)
Other comprehensive income (loss), net of income tax				2,203	2,203		2,203
Balance at December 31, 2020	75	18,323	(5,719)	5,421	18,100	15	18,115
Dividends paid to parent		(550)			(550)		(550)
Change in noncontrolling interests					—	(1)	(1)
Net income (loss)			66		66	1	67
Other comprehensive income (loss), net of income tax				(1,520)	(1,520)		(1,520)
Balance at December 31, 2021	75	17,773	(5,653)	3,901	16,096	15	16,111
Change in noncontrolling interests					—	(1)	(1)
Net income (loss)			(64)		(64)	1	(63)
Other comprehensive income (loss), net of income tax				(9,183)	(9,183)		(9,183)
Balance at December 31, 2022	$75	$17,773	$(5,717)	$(5,282)	$6,849	$15	$6,864

See accompanying notes to the consolidated financial statements.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Cash Flows
For the Years Ended December 31, 2022, 2021 and 2020

(In millions)

	2022	2021	2020
Cash flows from operating activities
Net income (loss)	$(63)	$67	$(1,305)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	(225)	(253)	(257)
(Gains) losses on investments, net	240	63	(279)
(Gains) losses on derivatives, net	(262)	2,004	526
(Income) loss from equity method investments, net of dividends and distributions	109	(987)	(55)
Interest credited to policyholder account balances	1,414	1,286	1,061
Universal life and investment-type product policy fees	(2,562)	(2,986)	(2,839)
Change in accrued investment income	(115)	(45)	(10)
Change in premiums, reinsurance and other receivables	(3,151)	55	(1,382)
Change in deferred policy acquisition costs and value of business acquired, net	446	(387)	290
Change in income tax	(199)	(129)	(290)
Change in other assets	1,724	1,983	1,897
Change in future policy benefits and other policy-related balances	1,624	673	3,523
Change in other liabilities	310	4	249
Net cash provided by (used in) operating activities	(710)	1,348	1,129
Cash flows from investing activities
Sales, maturities and repayments of:
Fixed maturity securities	10,647	12,406	8,322
Equity securities	50	128	66
Mortgage loans	2,075	2,891	1,929
Limited partnerships and limited liability companies	252	271	177
Purchases of:
Fixed maturity securities	(15,720)	(21,036)	(14,209)
Equity securities	(14)	(18)	(17)
Mortgage loans	(5,321)	(6,929)	(2,073)
Limited partnerships and limited liability companies	(814)	(837)	(582)
Cash received in connection with freestanding derivatives	4,439	3,956	6,347
Cash paid in connection with freestanding derivatives	(4,270)	(4,590)	(4,514)
Receipts on loans to affiliate	—	—	100
Issuances of loans to affiliate	(125)	(1)	(100)
Net change in policy loans	(29)	15	(9)
Net change in short-term investments	365	1,223	(391)
Net change in other invested assets	(372)	(24)	30
Net cash provided by (used in) investing activities	$(8,837)	$(12,545)	$(4,924)

See accompanying notes to the consolidated financial statements.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Cash Flows (continued)
For the Years Ended December 31, 2022, 2021 and 2020

(In millions)

	2022	2021	2020
Cash flows from financing activities
Policyholder account balances:
Deposits	$31,149	$15,498	$9,565
Withdrawals	(19,991)	(4,177)	(3,240)
Net change in payables for collateral under securities loaned and other transactions	(1,706)	1,016	863
Long-term and short-term debt issued	125	—	100
Long-term and short-term debt repaid	(3)	(1)	(102)
Dividends paid to parent	—	(550)	(1,250)
Financing element on certain derivative instruments and other derivative related transactions, net	(178)	(368)	(949)
Other, net	(1)	(1)	(1)
Net cash provided by (used in) financing activities	9,395	11,417	4,986
Change in cash, cash equivalents and restricted cash	(152)	220	1,191
Cash, cash equivalents and restricted cash, beginning of year	3,904	3,684	2,493
Cash, cash equivalents and restricted cash, end of year	$3,752	$3,904	$3,684
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest	$69	$67	$68
Income tax	$(12)	$53	$(125)
Non-cash transactions:
Transfer of mortgage loans to affiliates	$95	$—	$—
Transfer of limited partnerships and limited liability companies from affiliates	$99	$—	$—

See accompanying notes to the consolidated financial statements.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting Policies

Business

"BLIC" and the "Company" refer to Brighthouse Life Insurance Company, a Delaware corporation originally incorporated in Connecticut in 1863, and its subsidiaries. Brighthouse Life Insurance Company is a wholly-owned subsidiary of Brighthouse Holdings, LLC ("BH Holdings") and an indirect wholly-owned subsidiary of Brighthouse Financial, Inc. ("BHF" and together with its subsidiaries, "Brighthouse Financial").

BLIC offers a range of annuity and life insurance products to individuals. The Company is organized into three segments: Annuities; Life; and Run-off. In addition, the Company reports certain of its results of operations in Corporate & Other.

Basis of Presentation

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from these estimates.

Consolidation

The accompanying consolidated financial statements include the accounts of Brighthouse Life Insurance Company and its subsidiaries, as well as partnerships and limited liability companies ("LLC") that the Company controls. Intercompany accounts and transactions have been eliminated.

The Company uses the equity method of accounting for investments in limited partnerships and LLCs when it has more than a minor ownership interest or more than a minor influence over the investee's operations. The Company generally recognizes its share of the investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period. When the Company has virtually no influence over the investee's operations, the investment is carried at fair value.

Summary of Significant Accounting Policies

Insurance

Future Policy Benefit Liabilities and Policyholder Account Balances

The Company establishes liabilities for future amounts payable under insurance policies. Insurance liabilities are generally equal to the present value of future expected benefits to be paid, reduced by the present value of future expected net premiums. Assumptions used to measure the liability are based on the Company's experience and include a margin for adverse deviation. The most significant assumptions used in the establishment of liabilities for future policy benefits are mortality, benefit election and utilization, withdrawals, policy lapse, and investment returns as appropriate to the respective product type.

For traditional long-duration insurance contracts (term, non-participating whole life insurance and income annuities), assumptions are determined at issuance of the policy and are not updated unless a premium deficiency exists. A premium deficiency exists when the liability for future policy benefits plus the present value of expected future gross premiums are less than expected future benefits and expenses (based on current assumptions). When a premium deficiency exists, the Company will reduce any deferred acquisition costs and may also establish an additional liability to eliminate the deficiency. To assess whether a premium deficiency exists, the Company groups insurance contracts based on the manner acquired, serviced and measured for profitability. In applying the profitability criteria, groupings are limited by segment.

The Company is also required to reflect the effect of investment gains and losses in its premium deficiency testing. When a premium deficiency exists related to unrealized gains and losses, any reductions in deferred acquisition costs or increases in insurance liabilities are recorded to other comprehensive income (loss) ("OCI").

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Policyholder account balances primarily relate to customer deposits on universal life insurance and deferred annuity contracts and are equal to the sum of deposits, plus interest credited, less charges and withdrawals. The Company may also hold additional liabilities for certain guaranteed benefits related to these contracts.

Liabilities for secondary guarantees on universal life insurance contracts are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the contract period based on total expected assessments. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios. The Company also maintains a liability for profits followed by losses on universal life with secondary guarantees ("ULSG") determined by projecting future earnings and establishing a liability to offset losses that are expected to occur in later years. Changes in ULSG liabilities are recorded to net income, except for the effects of unrealized gains and losses, which are recorded to OCI.

Recognition of Insurance Revenues and Deposits

Premiums related to traditional life insurance and annuity contracts are recognized as revenues when due from policyholders. When premiums for income annuities are due over a significantly shorter period than the period over which policyholder benefits are incurred, any excess profit is deferred and recognized into earnings in proportion to the amount of expected future benefit payments.

Deposits related to universal life insurance, deferred annuity contracts and investment contracts are credited to policyholder account balances. Revenues from such contracts consist of asset-based investment management fees, cost of insurance charges, risk charges, policy administration fees and surrender charges. These fees, which are included in universal life and investment-type product policy fees, are recognized when assessed to the contract holder, except for non-level insurance charges which are deferred and amortized over the life of the contracts.

Premiums, policy fees, policyholder benefits and expenses are reported net of reinsurance.

Deferred Policy Acquisition Costs, Value of Business Acquired and Deferred Sales Inducements

The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as deferred policy acquisition costs ("DAC"). These costs mainly consist of commissions and include the portion of employees' compensation and benefits related to time spent selling, underwriting or processing the issuance of new insurance contracts. All other acquisition-related costs are expensed as incurred.

Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity and investment-type contracts in-force as of the acquisition date.

The Company amortizes DAC and VOBA related to term non-participating whole life insurance over the appropriate premium paying period in proportion to the actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, in-force or persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policy benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits.

The Company amortizes DAC and VOBA on deferred annuities and universal life insurance contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon investment returns in excess of the amounts credited to policyholders, mortality, in-force or persistency, benefit elections and utilization, and withdrawals. When significant negative gross profits are expected in future periods, the Company substitutes the amount of insurance in-force for expected future gross profits as the amortization basis for DAC.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Assumptions for DAC and VOBA are reviewed at least annually, and if they change significantly, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to net income. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to net income. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits.

The Company updates expected future gross profits to reflect the actual gross profits for each period, including changes to its nonperformance risk related to embedded derivatives and the actual amount of business remaining in-force. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to net income. The opposite result occurs when the actual gross profits are below the previously expected future gross profits.

DAC and VOBA balances on deferred annuities and universal life insurance contracts are also adjusted to reflect the effect of investment gains and losses and certain embedded derivatives (including changes in nonperformance risk). These adjustments can create fluctuations in net income from period to period. Changes in DAC and VOBA balances related to unrealized gains and losses are recorded to OCI.

DAC and VOBA balances and amortization for variable contracts can be significantly impacted by changes in expected future gross profits related to projected separate account rates of return. The Company's practice of determining changes in separate account returns assumes that long-term appreciation in equity markets is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of an existing contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If a modification is considered to have substantially changed the contract, the associated DAC or VOBA is written off immediately as net income and any new acquisition costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

The Company also has intangible assets representing deferred sales inducements ("DSI") which are included in other assets. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of DSI is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a possible impairment exists, the Company reviews DSI to determine whether the assets are impaired.

Reinsurance

The Company enters into reinsurance arrangements pursuant to which it cedes certain insurance risks to unaffiliated and former related party reinsurers. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The accounting for reinsurance arrangements depends on whether the arrangement provides indemnification against loss or liability relating to insurance risk in accordance with GAAP.

For ceded reinsurance of existing in-force blocks of insurance contracts that transfer significant insurance risk, premiums, benefits and the amortization of DAC are reported net of reinsurance ceded. Amounts recoverable from reinsurers related to incurred claims and ceded reserves are included in premiums, reinsurance and other receivables and amounts payable to reinsurers included in other liabilities.

If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included in premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. Under certain reinsurance agreements, the Company withholds the funds rather than transferring the underlying investments and, as a result, records a funds withheld liability in other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio. Certain funds withheld arrangements may also contain embedded derivatives measured at fair value that are related to the investment return on the assets withheld.

The Company accounts for assumed reinsurance similar to directly written business, except for guaranteed minimum income benefits ("GMIB"), where a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives.

Variable Annuity Guarantees

The Company issues certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (the "Benefit Base") less withdrawals. In some cases, the Benefit Base may be increased by additional deposits, bonus amounts, accruals or optional market value step-ups.

Certain of the Company's variable annuity guarantee features are accounted for as insurance liabilities and recorded in future policy benefits while others are accounted for at fair value as embedded derivatives and recorded in policyholder account balances. Generally, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either the occurrence of a specific insurable event, or annuitization. Alternatively, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring the occurrence of specific insurable event, or the policyholder to annuitize, that is, the policyholder can receive the guarantee on a net basis. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models. Further, changes in assumptions, principally involving policyholder behavior, can result in a change of expected future cash outflows of a guarantee between portions accounted for as insurance liabilities and portions accounted for as embedded derivatives.

Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDB"), the life contingent portion of the guaranteed minimum withdrawal benefits ("GMWB") and the portion of the GMIBs that require annuitization, as well as the life contingent portion of the expected annuitization when the policyholder is forced into an annuitization upon depletion of their account value.

These insurance liabilities are accrued over the accumulation phase of the contract in proportion to actual and future expected policy assessments based on the level of guaranteed minimum benefits generated using multiple scenarios of separate account returns. The scenarios are based on best estimate assumptions consistent with those used to amortize DAC. When current estimates of future benefits exceed those previously projected or when current estimates of future assessments are lower than those previously projected, liabilities will increase, resulting in a current period charge to net income. The opposite result occurs when the current estimates of future benefits are lower than those previously projected or when current estimates of future assessments exceed those previously projected. At each reporting period, the actual amount of business remaining in-force is updated, which impacts expected future assessments and the projection of estimated future benefits resulting in a current period charge or increase to earnings.

Guarantees accounted for as embedded derivatives in policyholder account balances include the non-life contingent portion of GMWBs, guaranteed minimum accumulation benefits ("GMAB"), and for GMIBs the non-life contingent portion of the expected annuitization when the policyholder is forced into an annuitization upon depletion of their account value, as well as the guaranteed principal option.

The estimated fair values of guarantees accounted for as embedded derivatives are determined based on the present value of projected future benefits minus the present value of projected future fees. At policy inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees are considered revenue and are reported in universal life and investment-type product policy fees. The percentage of fees included in the initial fair value measurement is not updated in subsequent periods.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

The Company updates the estimated fair value of guarantees in subsequent periods by projecting future benefits using capital markets and actuarial assumptions including expectations of policyholder behavior. A risk neutral valuation methodology is used to project the cash flows from the guarantees under multiple capital markets scenarios to determine an economic liability. The reported estimated fair value is then determined by taking the present value of these risk-free generated cash flows using a discount rate that incorporates a spread over the risk-free rate to reflect the Company's nonperformance risk and adding a risk margin. For more information on the determination of estimated fair value of embedded derivatives, see Note 8.

Assumptions for all variable guarantees are reviewed at least annually, and if they change significantly, the estimated fair value is adjusted by a cumulative charge or credit to net income.

Index-linked Annuities

The Company issues and assumes through reinsurance index-linked annuities. The crediting rate associated with index-linked annuities is accounted for at fair value as an embedded derivative. The estimated fair value is determined using a combination of an option pricing model and an option-budget approach. Under this approach, the Company estimates the cost of funding the crediting rate using option pricing and establishes that cost on the balance sheet as a reduction to the initial deposit amount. In subsequent periods, the embedded derivative is remeasured at fair value while the reduction in initial deposit is accreted back up to the initial deposit over the estimated life of the contract.

Investments

Net Investment Income and Net Investment Gains (Losses)

Income from investments is reported in net investment income, unless otherwise stated herein. Gains and losses on sales of investments, impairment losses and changes in valuation allowances are reported in net investment gains (losses), unless otherwise stated herein.

Fixed Maturity Securities Available-For-Sale

The Company's fixed maturity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of OCI, net of policy-related amounts and deferred income taxes. Publicly-traded security transactions are recorded on a trade date basis, while privately-placed and bank loan security transactions are recorded on a settlement date basis. Investment gains and losses on sales are determined on a specific identification basis.

Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts and is based on the estimated economic life of the securities, which for residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and asset-backed securities ("ABS") (collectively, "Structured Securities") considers the estimated timing and amount of prepayments of the underlying loans. The amortization of premium and accretion of discount of fixed maturity securities also takes into consideration call and maturity dates.

Amortization of premium and accretion of discount on Structured Securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed, and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for Structured Securities are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive Structured Securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other Structured Securities, the effective yield is recalculated on a retrospective basis.

The Company regularly evaluates fixed maturity securities for declines in fair value to determine if a credit loss exists. This evaluation is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value including, but not limited to an analysis of the gross unrealized losses by severity and financial condition of the issuer.

For fixed maturity securities in an unrealized loss position, when the Company has the intent to sell the security, or it is more likely than not that the Company will be required to sell the security before recovery, the amortized cost basis of the security is written down to fair value through net investment gains (losses).

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

For fixed maturity securities that do not meet the aforementioned criteria, management evaluates whether the decline in estimated fair value has resulted from credit losses or other factors. If the Company determines the decline in estimated fair value is due to credit losses, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an allowance through net investment gains (losses). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of the allowance related to other-than-credit factors is recorded in OCI.

Once a security specific allowance for credit losses is established, the present value of cash flows expected to be collected from the security continues to be reassessed. Any changes in the security specific allowance for credit losses are recorded as a provision for (or reversal of) credit loss expense in net investment gains (losses).

Fixed maturity securities are also evaluated to determine whether any amounts have become uncollectible. When all, or a portion, of a security is deemed uncollectible, the uncollectible portion is written-off with an adjustment to amortized cost and a corresponding reduction to the allowance for credit losses.

Mortgage Loans

Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, and any deferred fees or expenses, and net of an allowance for credit losses. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts. The allowance for credit losses for mortgage loans represents the Company's best estimate of expected credit losses over the remaining life of the loans and is determined using relevant available information from internal and external sources, relating to past events, current conditions, and a reasonable and supportable forecast.

Policy Loans

Policy loans are stated at unpaid principal balances. Interest income is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Any unpaid principal and accrued interest is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

Limited Partnerships and LLCs

The Company uses the equity method of accounting for investments when it has more than a minor ownership interest or more than a minor influence over the investee's operations; when the Company has virtually no influence over the investee's operations the investment is carried at estimated fair value. The Company generally recognizes its share of the equity method investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period; while distributions on investments carried at estimated fair value are recognized as earned or received.

Short-term Investments

Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. The Company's short-term investments generally involve large dollar amounts that turn over quickly and have short maturities. For the year ended December 31, 2022, gross cash receipts from sales and purchases of short-term investments were $976 million and $611 million, respectively.

Other Invested Assets

Other invested assets consist principally of freestanding derivatives with positive estimated fair values which are described in "— Derivatives" below.

Securities Lending Program

Securities lending transactions whereby blocks of securities are loaned to third parties, primarily brokerage firms and commercial banks, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, in net investment income.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company monitors the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received.

Funding Agreements

The Company established liabilities for funding agreements associated with the Company's institutional spread margin business, which are equal to the unpaid principal balance, adjusted for any unamortized premium or discount. Liabilities related to funding agreements are reported in policyholder account balances.

Derivatives

Freestanding Derivatives

Freestanding derivatives are carried at estimated fair value on the Company's balance sheet either as assets in other invested assets or as liabilities in other liabilities. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

If a derivative is not designated or did not qualify as an accounting hedge, changes in the estimated fair value of the derivative are reported in net derivative gains (losses).

The Company generally reports cash received or paid for a derivative in the investing activity section of the statement of cash flows except for cash flows of certain derivative options with deferred premiums, which are reported in the financing activity section of the statement of cash flows.

Hedge Accounting

The Company primarily designates derivatives as a hedge of a forecasted transaction or a variability of cash flows to be received or paid related to a recognized asset or liability (cash flow hedge). When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in fair value are recorded in OCI and subsequently reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship.

The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative or hedged item expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

When hedge accounting is discontinued the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses). The changes in estimated fair value of derivatives previously recorded in OCI related to discontinued cash flow hedges are released into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item. When the hedged item matures or is sold, or the forecasted transaction is not probable of occurring, the Company immediately reclassifies any remaining balances in OCI to net derivative gains (losses).

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Embedded Derivatives

The Company has certain insurance and reinsurance contracts that contain embedded derivatives which are required to be separated from their host contracts and reported as derivatives. These host contracts include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; index-linked annuities that are directly written or assumed through reinsurance; and ceded reinsurance of variable annuity GMIBs. Embedded derivatives within asset host contracts are reported in premiums, reinsurance and other receivables. Embedded derivatives within liability host contracts are reported in policyholder account balances. Changes in the estimated fair value of the embedded derivative are reported in net derivative gains (losses).

See "— Variable Annuity Guarantees," "— Index-Linked Annuities" and "— Reinsurance" for additional information on the accounting policies for embedded derivatives bifurcated from variable annuity and reinsurance host contracts.

Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

In determining the estimated fair value of the Company's investments, fair values are based on unadjusted quoted prices for identical investments in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical investments, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the estimated fair value of investments.

Separate Accounts

Separate accounts underlying the Company's variable life and annuity contracts are reported at fair value. Assets in separate accounts supporting the contract liabilities are legally insulated from the Company's general account liabilities. Investments in these separate accounts are directed by the contract holder and all investment performance, net of contract fees and assessments, is passed through to the contract holder. Investment performance and the corresponding amounts credited to contract holders of such separate accounts are offset in the same line on the statements of operations.

Separate accounts that do not pass all investment performance to the contract holder, including those underlying certain index-linked annuities, are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses. The accounting for investments in these separate accounts is consistent with the methodologies described herein for similar financial instruments held in the general account.

The Company receives asset-based distribution and service fees from mutual funds available to the variable life and annuity contract holders as investment options in its separate accounts. These fees are recognized in the period in which the related services are performed and are included in other revenues.

Income Tax

The Company's income tax provision was prepared following the modified separate return method. The modified separate return method applies the Accounting Standards Codification 740 — Income Taxes ("ASC 740") to the standalone financial statements of each member of the consolidated group as if the member were a separate taxpayer and a standalone enterprise, after providing benefits for losses. The Company's accounting for income taxes represents management's best estimate of various events and transactions. Current and deferred income taxes included herein and attributable to periods up until the Company's separation from MetLife, Inc. ("Separation") have been allocated to the Company in a manner that is systematic, rational and consistent with the asset and liability method prescribed by ASC 740.

Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including the jurisdiction in which the deferred tax asset was generated, the length of time that carryforward can be utilized in the various taxing jurisdictions, future taxable income exclusive of reversing temporary differences and carryforwards, future reversals of existing taxable temporary differences, taxable income in prior carryback years, tax planning strategies and the nature, frequency, and amount of cumulative financial reporting income and losses in recent years.

On August 16, 2022, the Inflation Reduction Act was signed into law by President Biden. The Inflation Reduction Act establishes a 15% corporate alternative minimum tax ("CAMT") for corporations whose average annual adjusted financial statement income for any consecutive three-tax year period ending after December 31, 2021, and preceding the tax year exceeds $1 billion. The provision is effective for tax years beginning after December 31, 2022. The Company elects not to consider any future effects resulting from potential applicability of the CAMT when assessing the valuation allowance for regular deferred taxes.

The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.

The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included in other liabilities and are charged to earnings in the period that such determination is made.

The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.

Litigation and Other Loss Contingencies

The Company is a party to or involved in a number of legal disputes, including litigation matters and disputes or other matters involving third parties (e.g., vendors, reinsurers or tax or other authorities), and are subject in the ordinary course to a number of regulatory examinations and investigations. The Company reviews relevant information with respect to litigation and other loss contingencies related to these matters and establishes liabilities when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized as incurred.

In matters where it is not probable, but it is reasonably possible that a loss will be incurred and the amount of loss can be reasonably estimated, such losses or range of losses are disclosed, and no accrual is made. In the absence of sufficient information to support an assessment of a reasonably possible loss or range of loss, no accrual is made and no loss or range of loss is disclosed.

Other Accounting Policies

Cash and Cash Equivalents

The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Employee Benefit Plans

Brighthouse Services, LLC ("Brighthouse Services"), an affiliate, sponsors qualified and non-qualified defined contribution plans, and New England Life Insurance Company ("NELICO"), an affiliate, sponsors certain frozen defined benefit pension and postretirement plans. Within its consolidated statement of operations, the Company has included expenses associated with its participants in these plans.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Adoption of New Accounting Pronouncements

Changes to GAAP are established by the Financial Accounting Standards Board ("FASB") in the form of accounting standards updates ("ASU") to the FASB Accounting Standards Codification. The Company considers the applicability and impact of all ASUs. There were no significant ASUs adopted as of December 31, 2022.

Future Adoption of New Accounting Pronouncements

In August 2018, the FASB issued new guidance on long-duration contracts (ASU 2018-12, Financial Services-Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts ("LDTI")). LDTI is effective for fiscal years beginning after January 1, 2023. LDTI will result in significant changes to the measurement, presentation and disclosure requirements for long-duration insurance contracts. A summary of the most significant changes is provided below:

(1)  Guaranteed benefits associated with variable annuity and certain fixed annuity contracts will be classified and reported separately on the consolidated balance sheets as market risk benefits ("MRB"). MRBs will be measured at fair value through net income and reported separately on the consolidated statements of operations, except for instrument-specific credit risk changes, which will be recognized in OCI.

(2)  Cash flow assumptions used to measure the liability for future policy benefits on traditional long-duration contracts (including term and non-participating whole life insurance and immediate annuities) will be updated on an annual basis using a retrospective method. The resulting remeasurement gain or loss will be reported separately on the consolidated statements of operations along with the remeasurement gain or loss on universal life-type contract liabilities.

(3)  The discount rate assumption used to measure the liability for traditional long-duration contracts will be based on an upper-medium grade fixed income yield, updated quarterly, with changes recognized in OCI.

(4)  DAC for all insurance products are required to be amortized on a constant-level basis over the expected term of the contracts, using amortization methods that are not a function of revenue or profit emergence. Changes in assumptions used to amortize DAC will be recognized as a revision to future amortization amounts.

(5)  There will be a significant increase in required disclosures, including disaggregated roll-forwards of insurance contract assets and liabilities supplemented by qualitative and quantitative information regarding the cash flows, assumptions, methods and judgements used to measure those balances.

LDTI will be applied to the earliest period reported in the financial statements, making the transition date January 1, 2021. The MRB changes are required to be applied on a retrospective basis, while the changes for insurance liability assumption updates and DAC amortization will be applied to existing carrying amounts on the transition date.

LDTI will have a significant impact on the Company's financial statements upon adoption and is expected to change the pattern and market sensitivity of the Company's earnings after the transition date. The most significant impact will be the requirement that all variable annuity guarantees be considered MRBs and measured at fair value, because a significant amount of variable annuity guarantees are classified as insurance liabilities under current GAAP. The impacts to the financial statements are highly dependent on market conditions, especially interest rates.

The Company estimates the impact of LDTI adoption as of January 1, 2021 (the transition date) will be to reduce opening stockholder's equity by $8 billion — $10 billion, and total stockholder's equity excluding accumulated other comprehensive income by $5 billion — $6 billion. The impact of LDTI to total stockholder's equity as of December 31, 2021 is estimated to be a reduction of $6 billion — $8 billion, and a reduction to total stockholder's equity excluding accumulated other comprehensive income of $3 billion — $4 billion. The impact of LDTI on net income for the year ended December 31, 2021 is estimated to be an increase of $1 billion — $2 billion. The changes from the adoption of LDTI are primarily driven by the MRB changes and to a lesser extent the requirement to update the discount rate quarterly in the measurement of the liability for traditional long-duration contracts. Based on prevailing interest rates at December 31, 2022, the Company expects the impact of LDTI to total stockholder's equity as of December 31, 2022 to be significantly lower as compared to such impact as of December 31, 2021.

The Company has made significant progress toward adopting the new guidance, including updating systems, validating computations, establishing proper controls, finalizing accounting policies and preparing financial disclosures. Implementation remains in process as of December 31, 2022 as the Company continues to refine its internal controls and processes in advance of formal implementation for the reporting of first quarter of 2023 results.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information

The Company is organized into three segments: Annuities; Life; and Run-off. In addition, the Company reports certain of its results of operations in Corporate & Other.

Annuities

The Annuities segment consists of a variety of variable, fixed, index-linked and income annuities designed to address contract holders' needs for protected wealth accumulation on a tax-deferred basis, wealth transfer and income security.

Life

The Life segment consists of insurance products and services, including term, universal, whole and variable life products designed to address policyholders' needs for financial security and protected wealth transfer, which may be on a tax-advantaged basis.

Run-off

The Run-off segment consists of products that are no longer actively sold and are separately managed, including ULSG, structured settlements, pension risk transfer contracts, certain company-owned life insurance policies and certain funding agreements.

Corporate & Other

Corporate & Other contains the excess capital not allocated to the segments and interest expense related to the Company's outstanding debt, as well as expenses associated with certain legal proceedings and income tax audit issues. Corporate & Other also includes long-term care and workers' compensation business reinsured through 100% quota share reinsurance agreements, activities related to funding agreements associated with the Company's institutional spread margin business, as well as direct-to-consumer life insurance that is no longer actively sold.

Financial Measures and Segment Accounting Policies

Adjusted earnings is a financial measure used by management to evaluate performance and facilitate comparisons to industry results. Consistent with GAAP guidance for segment reporting, adjusted earnings is also used to measure segment performance. The Company believes the presentation of adjusted earnings, as the Company measures it for management purposes, enhances the understanding of its performance by the investor community and contract holders by highlighting the results of operations and the underlying profitability drivers of the business.

Adjusted earnings, which may be positive or negative, focuses on the Company's primary businesses by excluding the impact of market volatility, which could distort trends.

The following are significant items excluded from total revenues in calculating adjusted earnings:

•  Net investment gains (losses);

•  Net derivative gains (losses) except earned income and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment; and

•  Certain variable annuity GMIB fees ("GMIB Fees").

The following are significant items excluded from total expenses in calculating adjusted earnings:

•  Amounts associated with benefits related to GMIBs ("GMIB Costs");

•  Amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets; and

•  Amortization of DAC and VOBA related to (i) net investment gains (losses), (ii) net derivative gains (losses) and (iii) GMIB Fees and GMIB Costs.

The tax impact of the adjustments discussed above is calculated net of the statutory tax rate, which could differ from the Company's effective tax rate.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information (continued)

The segment accounting policies are the same as those used to prepare the Company's consolidated financial statements, except for the adjustments to calculate adjusted earnings described above. In addition, segment accounting policies include the methods of capital allocation described below.

Segment investment and capitalization targets are based on statutory oriented risk principles and metrics. Segment invested assets backing liabilities are based on net statutory liabilities plus excess capital. For the variable annuity business, the excess capital held is based on the target statutory total asset requirement consistent with the Company's variable annuity risk management strategy. For insurance businesses other than variable annuities, excess capital held is based on a percentage of required statutory risk-based capital ("RBC"). Assets in excess of those allocated to the segments, if any, are held in Corporate & Other. Segment net investment income reflects the performance of each segment's respective invested assets.

Operating results by segment, as well as Corporate & Other, were as follows:

	Year Ended December 31, 2022
	Annuities	Life	Run-off	Corporate & Other	Total
	(In millions)
Pre-tax adjusted earnings	$1,093	$(101)	$(367)	$(94)	$531
Provision for income tax expense (benefit)	202	(23)	(78)	(141)	(40)
Post-tax adjusted earnings	891	(78)	(289)	47	571
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	1	1
Adjusted earnings	$891	$(78)	$(289)	$46	570
Adjustments for:
Net investment gains (losses)					(240)
Net derivative gains (losses)					402
Other adjustments to net income (loss)					(964)
Provision for income tax (expense) benefit					168
Net income (loss) attributable to Brighthouse Life Insurance Company					$(64)
Interest revenue	$2,254	$380	$1,166	$335
Interest expense	$—	$—	$—	$70
	Year Ended December 31, 2021
	Annuities	Life	Run-off	Corporate & Other	Total
	(In millions)
Pre-tax adjusted earnings	$1,762	$442	$243	$(284)	$2,163
Provision for income tax expense (benefit)	340	93	53	(104)	382
Post-tax adjusted earnings	1,422	349	190	(180)	1,781
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	1	1
Adjusted earnings	$1,422	$349	$190	$(181)	1,780
Adjustments for:
Net investment gains (losses)					(63)
Net derivative gains (losses)					(2,359)
Other adjustments to net income (loss)					255
Provision for income tax (expense) benefit					453
Net income (loss) attributable to Brighthouse Life Insurance Company					$66
Interest revenue	$2,207	$618	$1,910	$101
Interest expense	$—	$—	$—	$67

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information (continued)

	Year Ended December 31, 2020
	Annuities	Life	Run-off	Corporate & Other	Total
	(In millions)
Pre-tax adjusted earnings	$1,383	$23	$(1,655)	$(369)	$(618)
Provision for income tax expense (benefit)	257	3	(356)	(102)	(198)
Post-tax adjusted earnings	1,126	20	(1,299)	(267)	(420)
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	1	1
Adjusted earnings	$1,126	$20	$(1,299)	$(268)	(421)
Adjustments for:
Net investment gains (losses)					279
Net derivative gains (losses)					(132)
Other adjustments to net income (loss)					(1,267)
Provision for income tax (expense) benefit					235
Net income (loss) attributable to Brighthouse Life Insurance Company					$(1,306)
Interest revenue	$1,811	$403	$1,269	$62
Interest expense	$—	$—	$—	$68

Total revenues by segment, as well as Corporate & Other, were as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Annuities	$4,388	$4,602	$4,005
Life	903	1,264	1,081
Run-off	1,807	2,555	1,937
Corporate & Other	408	180	148
Adjustments	326	(2,201)	381
Total	$7,832	$6,400	$7,552

Total assets by segment, as well as Corporate & Other, were as follows at:

	December 31,
	2022	2021
	(In millions)
Annuities	$148,346	$174,489
Life	17,883	18,190
Run-off	27,822	37,069
Corporate & Other	22,100	17,507
Total	$216,151	$247,255

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information (continued)

Total premiums, universal life and investment-type product policy fees and other revenues by major product group were as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Annuity products	$2,372	$2,640	$2,448
Life insurance products	1,227	1,359	1,418
Other products	7	8	11
Total	$3,606	$4,007	$3,877

Substantially all of the Company's premiums, universal life and investment-type product policy fees and other revenues originated in the U.S.

Revenues derived from any individual customer did not exceed 10% of premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2022, 2021 and 2020.

3. Insurance

Insurance Liabilities

Insurance liabilities are comprised of future policy benefits, policyholder account balances and other policy-related balances included on the consolidated balance sheets.

Assumptions for Future Policyholder Benefits and Policyholder Account Balances

For term and non-participating whole life insurance, assumptions for mortality and persistency are based upon the Company's experience. Interest rate assumptions for the aggregate future policy benefit liabilities range from 3% to 8%. The liability for single premium immediate annuities is based on the present value of expected future payments using the Company's experience for mortality assumptions, with interest rate assumptions used in establishing such liabilities ranging from 1% to 9%.

Participating whole life insurance uses an interest assumption based upon a non-forfeiture interest rate of 4% and mortality rates guaranteed in calculating the cash surrender values described in such contracts, and also includes a liability for terminal dividends. Participating whole life insurance represented 3% of the Company's life insurance in-force at both December 31, 2022 and 2021, and 40%, 39% and 40% of gross traditional life insurance premiums for the years ended December 31, 2022, 2021 and 2020, respectively.

The liability for future policyholder benefits for long-term care insurance (included in Corporate & Other) includes assumptions for morbidity, withdrawals and interest. Interest rate assumptions used for establishing long-term care claim liabilities range from 3% to 6%. Claim reserves for long-term care insurance include best estimate assumptions for claim terminations, expenses and interest.

Policyholder account balances liabilities for fixed deferred annuities and universal life insurance have interest credited rates ranging from 1% to 7%.

Guarantees

The Company issues variable annuity contracts with guaranteed minimum benefits. GMDBs, the life contingent portion of GMWBs and certain portions of GMIBs are accounted for as insurance liabilities in future policyholder benefits, while other guarantees are accounted for in whole or in part as embedded derivatives in policyholder account balances and are further discussed in Note 7. The most significant assumptions for variable annuity guarantees included in future policyholder benefits are projected general account and separate account investment returns, and policyholder behavior including mortality, benefit election and utilization, and withdrawals.

The Company also has secondary guarantees on universal and variable life insurance contracts accounted for as insurance liabilities. The most significant assumptions used in estimating the secondary guarantee liabilities are general account rates of return, premium persistency, mortality and lapses, which are reviewed and updated at least annually.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance (continued)

See Note 1 for more information on guarantees accounted for as insurance liabilities.

Information regarding the liabilities for guarantees (excluding policyholder account balances and embedded derivatives) relating to variable annuity contracts and universal and variable life insurance contracts was as follows:

	Variable Annuity Contracts		Universal and Variable Life Contracts
	GMDBs	GMIBs	Secondary Guarantees	Total
			(In millions)
Direct
Balance at January 1, 2020	$1,596	$3,076	$5,589	$10,261
Incurred guaranteed benefits	128	1,089	1,244	2,461
Paid guaranteed benefits	(103)	—	(169)	(272)
Balance at December 31, 2020	1,621	4,165	6,664	12,450
Incurred guaranteed benefits	294	(8)	686	972
Paid guaranteed benefits	(77)	—	(275)	(352)
Balance at December 31, 2021	1,838	4,157	7,075	13,070
Incurred guaranteed benefits	525	647	263	1,435
Paid guaranteed benefits	(60)	—	(434)	(494)
Balance at December 31, 2022	$2,303	$4,804	$6,904	$14,011
Net Ceded/(Assumed)
Balance at January 1, 2020	$(15)	$(51)	$1,083	$1,017
Incurred guaranteed benefits	95	(21)	102	176
Paid guaranteed benefits	(101)	—	(39)	(140)
Balance at December 31, 2020	(21)	(72)	1,146	1,053
Incurred guaranteed benefits	70	7	100	177
Paid guaranteed benefits	(75)	—	(39)	(114)
Balance at December 31, 2021	(26)	(65)	1,207	1,116
Incurred guaranteed benefits	31	(6)	181	206
Paid guaranteed benefits	(37)	—	(76)	(113)
Balance at December 31, 2022	$(32)	$(71)	$1,312	$1,209
Net
Balance at January 1, 2020	$1,611	$3,127	$4,506	$9,244
Incurred guaranteed benefits	33	1,110	1,142	2,285
Paid guaranteed benefits	(2)	—	(130)	(132)
Balance at December 31, 2020	1,642	4,237	5,518	11,397
Incurred guaranteed benefits	224	(15)	586	795
Paid guaranteed benefits	(2)	—	(236)	(238)
Balance at December 31, 2021	1,864	4,222	5,868	11,954
Incurred guaranteed benefits	494	653	82	1,229
Paid guaranteed benefits	(23)	—	(358)	(381)
Balance at December 31, 2022	$2,335	$4,875	$5,592	$12,802

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance (continued)

Information regarding the Company's guarantee exposure was as follows at:

	December 31,
	2022				2021
	In the Event of Death		At Annuitization		In the Event of Death		At Annuitization
	(Dollars in millions)
Annuity Contracts (1), (2)
Variable Annuity Guarantees
Total account value (3)	$79,359		$41,855		$105,784		$56,966
Separate account value	$74,845		$40,861		$101,108		$55,910
Net amount at risk	$16,334	(4)	$4,777	(5)	$6,315	(4)	$4,992	(5)
Average attained age of contract holders	72 years		71 years		71 years		71 years

	December 31,
	2022	2021
	Secondary Guarantees
	(Dollars in millions)
Universal Life Contracts
Total account value (3)	$5,242	$5,518
Net amount at risk (6)	$65,473	$67,248
Average attained age of policyholders	69 years	68 years
Variable Life Contracts
Total account value (3)	$1,169	$1,448
Net amount at risk (6)	$10,149	$10,508
Average attained age of policyholders	48 years	47 years

(1)  The Company's annuity contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2)  Includes direct business, but excludes offsets from hedging or reinsurance, if any. Therefore, the net amount at risk reported reflects the economic exposures of living and death benefit guarantees associated with variable annuities, but not necessarily their impact on the Company. See Note 5 for a discussion of guaranteed minimum benefits which have been reinsured.

(3)  Includes the contract holder's investments in the general account and separate account, if applicable.

(4)  Defined as the death benefit less the total account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date and includes any additional contractual claims associated with riders purchased to assist with covering income taxes payable upon death.

(5)  Defined as the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contract holders were to annuitize on the balance sheet date, even though the contracts contain terms that allow annuitization of the guaranteed amount only after the 10th anniversary of the contract, which not all contract holders have achieved.

(6)  Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance (continued)

Account balances of contracts with guarantees were invested in separate account asset classes as follows at:

	December 31,
	2022	2021
	(In millions)
Fund Groupings:
Balanced	$45,702	$62,553
Equity	21,979	30,185
Bond	6,749	8,510
Money Market	15	15
Total	$74,445	$101,263

Obligations Under Funding Agreements

Institutional Spread Margin Business

Brighthouse Life Insurance Company has issued unsecured fixed and floating rate funding agreements to certain special purpose entities that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. The Company had obligations outstanding under these funding agreements of $5.5 billion and $4.7 billion at December 31, 2022 and 2021, respectively.

Brighthouse Life Insurance Company has a secured funding agreement program with the Federal Home Loan Bank ("FHLB") of Atlanta. The Company had obligations outstanding under this program of $3.9 billion and $900 million at December 31, 2022 and 2021, respectively. Funding agreements are issued to FHLBs in exchange for cash, for which the FHLBs have been granted liens on certain assets, some of which are in their custody to collateralize the Company's obligations under the funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of the FHLBs as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, the FHLBs' recovery on the collateral is limited to the amount of the Company's liabilities to the FHLBs. See Note 6 for information on invested assets pledged as collateral in connection with funding agreements.

Brighthouse Life Insurance Company has a secured funding agreement program with the Federal Agricultural Mortgage Corporation and its affiliate Farmer Mac Mortgage Securities Corporation ("Farmer Mac"). The Company had obligations outstanding under this program of $700 million and $125 million at December 31, 2022 and 2021, respectively. Funding agreements are issued to Farmer Mac in exchange for cash, for which Farmer Mac have been granted liens on certain assets to collateralize the Company's obligations under the funding agreements. Upon any event of default by the Company, Farmer Mac's recovery on the collateral is limited to the amount of the Company's liabilities to Farmer Mac. See Note 6 for information on invested assets pledged as collateral in connection with funding agreements.

Inactive Funding Agreement Programs

Brighthouse Life Insurance Company has obligations outstanding under inactive funding agreement programs of $525 million and $634 million at December 31, 2022 and 2021, respectively.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

4. Deferred Policy Acquisition Costs, Value of Business Acquired and Deferred Sales Inducements

See Note 1 for a description of capitalized acquisition costs.

Information regarding DAC and VOBA was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
DAC:
Balance at January 1,	$4,339	$3,870	$4,327
Capitalizations	425	492	406
Amortization related to net investment gains (losses) and net derivative gains (losses)	(381)	68	105
All other amortization	(427)	(179)	(776)
Total amortization	(808)	(111)	(671)
Unrealized investment gains (losses)	655	88	(192)
Balance at December 31,	4,611	4,339	3,870
VOBA:
Balance at January 1,	512	487	482
Amortization	(63)	6	(25)
Unrealized investment gains (losses)	124	19	30
Balance at December 31,	573	512	487
Total DAC and VOBA:
Balance at December 31,	$5,184	$4,851	$4,357

The estimated future VOBA amortization expense to be reported in other expenses for the next five years is $58 million in 2023, $52 million in 2024, $46 million in 2025, $41 million in 2026 and $37 million in 2027.

Information regarding DSI was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
DSI:
Balance at January 1,	$293	$295	$362
Capitalization	1	1	2
Amortization	(15)	(3)	(69)
Balance at December 31,	$279	$293	$295

5. Reinsurance

The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by NELICO, as well as former affiliated and unaffiliated companies. The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 6.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

5. Reinsurance (continued)

Annuities and Life

For annuities, the Company reinsures portions of the living and death benefit guarantees issued in connection with certain variable annuities to unaffiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The value of embedded derivatives on the ceded risk is determined using a methodology consistent with the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer. The Company also assumes 100% of the living and death benefit guarantees issued in connection with certain variable annuities issued by NELICO. The Company cedes certain fixed rate annuities to unaffiliated third-party reinsurers, and assumes certain index-linked annuities from an unaffiliated third-party insurer. These reinsurance arrangements are structured on a coinsurance basis and are reported as deposit accounting.

For its life products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case-by-case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company also reinsures 90% of the risk associated with participating whole life policies to a former affiliate and assumes certain term life policies and universal life policies with secondary death benefit guarantees issued by a former affiliate. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

Corporate & Other

The Company reinsures, through 100% quota share reinsurance agreements, certain run-off long-term care and workers' compensation business written by the Company. At December 31, 2022, the Company had $6.5 billion of reinsurance recoverables associated with its reinsured long-term care business. The reinsurer has established trust accounts for the Company's benefit to secure their obligations under the reinsurance agreements. Additionally, the Company is indemnified for losses and certain other payment obligations it might incur with respect to such reinsured long-term care insurance business.

Catastrophe Coverage

The Company has exposure to catastrophes which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

Reinsurance Recoverables

The Company reinsures its business through a diversified group of primarily highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers and monitors ratings and the financial strength of its reinsurers. In addition, the reinsurance recoverable balance due from each reinsurer and the recoverability of such balance is evaluated as part of this overall monitoring process.

The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at both December 31, 2022 and 2021, were not significant. The Company had $6.1 billion and $5.8 billion of unsecured reinsurance recoverable balances with third-party reinsurers at December 31, 2022 and 2021, respectively.

The Company records an allowance for credit losses which is a valuation account that reduces reinsurance recoverable balances to present the net amount expected to be collected from reinsurers. When assessing the creditworthiness of the Company's reinsurance recoverable balances, beyond the analysis of individual claims disputes, the Company considers the financial strength of its reinsurers using public ratings and ratings reports, current existing credit enhancements to reinsurance agreements and the statutory and GAAP financial statements of the reinsurers. Impairments are then determined based on probable and estimable defaults. The Company had an allowance for credit losses of $10 million on its reinsurance recoverable balances at both December 31, 2022 and 2021.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

5. Reinsurance (continued)

At December 31, 2022, the Company had $17.7 billion of net ceded reinsurance recoverables with third-party reinsurers. Of this total, $15.6 billion, or 88%, were with the Company's five largest ceded reinsurers, including $4.2 billion of net ceded reinsurance recoverables which were unsecured. At December 31, 2021, the Company had $14.9 billion of net ceded reinsurance recoverables with third-party reinsurers. Of this total, $12.9 billion, or 87%, were with the Company's five largest ceded reinsurers, including $4.0 billion of net ceded reinsurance recoverables which were unsecured.

The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Premiums
Direct premiums	$1,321	$1,398	$1,466
Reinsurance assumed	8	(10)	12
Reinsurance ceded	(688)	(701)	(742)
Net premiums	$641	$687	$736
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees	$3,209	$3,533	$3,376
Reinsurance assumed	52	50	55
Reinsurance ceded	(699)	(597)	(592)
Net universal life and investment-type product policy fees	$2,562	$2,986	$2,839
Other revenues
Direct other revenues	$220	$262	$239
Reinsurance assumed	3	6	18
Reinsurance ceded	180	66	45
Net other revenues	$403	$334	$302
Policyholder benefits and claims
Direct policyholder benefits and claims	$6,025	$4,677	$7,445
Reinsurance assumed	152	125	158
Reinsurance ceded	(2,034)	(1,589)	(1,914)
Net policyholder benefits and claims	$4,143	$3,213	$5,689
Other expenses
Direct other expenses	$1,756	$1,815	$1,851
Reinsurance assumed	(17)	(5)	2
Reinsurance ceded	(64)	(10)	(9)
Net other expenses	$1,675	$1,800	$1,844

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

5. Reinsurance (continued)

The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

	December 31,
	2022				2021
	Direct	Assumed	Ceded	Total Balance Sheet	Direct	Assumed	Ceded	Total Balance Sheet
	(In millions)
Assets
Premiums, reinsurance and other receivables (net of allowance for credit losses)	$463	$29	$18,362	$18,854	$434	$17	$15,198	$15,649
Liabilities
Future policy benefits	$40,863	$242	$—	$41,105	$43,346	$243	$—	$43,589
Policyholder account balances	$69,633	$4,479	$—	$74,112	$62,080	$4,115	$—	$66,195
Other policy-related balances	$1,518	$1,628	$—	$3,146	$1,500	$1,653	$—	$3,153
Other liabilities	$5,061	$40	$1,433	$6,534	$2,618	$58	$1,174	$3,850

Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $5.8 billion and $3.1 billion at December 31, 2022 and 2021, respectively. The deposit liabilities on reinsurance were $4.0 billion and $3.4 billion at December 31, 2022 and 2021, respectively.

Related Party Reinsurance Transactions

Information regarding the significant effects of assumed reinsurance with NELICO included on the consolidated statements of operations was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Premiums	$2	$2	$2
Universal life and investment-type product policy fees	$6	$6	$7
Other revenues	$2	$2	$2
Policyholder benefits and claims	$51	$25	$55
Other expenses	$(23)	$(28)	$(21)

Information regarding the significant effects of assumed reinsurance with NELICO included on the consolidated balance sheets was as follows at:

	December 31,
	2022	2021
	(In millions)
Assets
Premiums, reinsurance and other receivables (net of allowance for credit losses)	$29	$26
Liabilities
Future policy benefits	$137	$119
Policyholder account balances	$285	$427
Other policy-related balances	$11	$9
Other liabilities	$30	$26

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

5. Reinsurance (continued)

The Company assumes risks from NELICO related to guaranteed minimum benefits written directly by the cedent. The assumed reinsurance agreements contain embedded derivatives and changes in their estimated fair value are also included within net derivative gains (losses). The embedded derivatives associated with the agreements are included within policyholder account balances and were $285 million and $427 million at December 31, 2022 and 2021, respectively. Net derivative gains (losses) associated with the embedded derivatives were $144 million, $172 million and ($151) million for the years ended December 31, 2022, 2021 and 2020, respectively.

Related party reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. There were no deposit assets on related party reinsurance at both December 31, 2022 and 2021. The deposit liabilities on related party reinsurance were $142 million and $157 million at December 31, 2022 and 2021, respectively.

6. Investments

See Notes 1 and 8 for a description of the Company's accounting policies for investments and the fair value hierarchy for investments and the related valuation methodologies.

Fixed Maturity Securities Available-for-sale

Fixed Maturity Securities by Sector

Fixed maturity securities by sector were as follows at:

	December 31, 2022					December 31, 2021
	Amortized	Allowance for Credit	Gross Unrealized		Estimated Fair	Amortized	Allowance for Credit	Gross Unrealized		Estimated Fair
	Cost	Losses	Gains	Losses	Value	Cost	Losses	Gains	Losses	Value
	(In millions)
U.S. corporate	$36,399	$1	$200	$4,436	$32,162	$34,773	$2	$3,890	$187	$38,474
Foreign corporate	12,368	1	37	1,912	10,492	10,813	7	902	103	11,605
U.S. government and agency	8,195	—	299	596	7,898	7,188	—	2,040	60	9,168
RMBS	8,384	1	44	936	7,491	8,838	—	433	51	9,220
CMBS	7,239	3	—	699	6,537	6,890	2	329	24	7,193
ABS	5,647	—	3	295	5,355	4,255	—	34	14	4,275
State and political subdivision	4,015	—	120	394	3,741	3,937	—	829	6	4,760
Foreign government	1,148	—	39	106	1,081	1,593	—	244	5	1,832
Total fixed maturity securities	$83,395	$6	$742	$9,374	$74,757	$78,287	$11	$8,701	$450	$86,527

The Company did not hold non-income producing fixed maturity securities at December 31, 2022. The Company held non-income producing fixed maturity securities with an estimated fair value of $3 million at December 31, 2021.

Maturities of Fixed Maturity Securities

The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at December 31, 2022:

	Due in One Year or Less	Due After One Year Through Five Years	Due After Five Years Through Ten Years	Due After Ten Years	Structured Securities	Total Fixed Maturity Securities
	(In millions)
Amortized cost	$1,010	$13,547	$16,818	$30,750	$21,270	$83,395
Estimated fair value	$996	$12,836	$14,853	$26,689	$19,383	$74,757

Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. Structured Securities are shown separately, as they are not due at a single maturity.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Continuous Gross Unrealized Losses for Fixed Maturity Securities by Sector

The estimated fair value and gross unrealized losses of fixed maturity securities in an unrealized loss position, by sector and by length of time that the securities have been in a continuous unrealized loss position, were as follows at:

	December 31, 2022				December 31, 2021
	Less than 12 Months		12 Months or Greater		Less than 12 Months		12 Months or Greater
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
	(Dollars in millions)
U.S. corporate	$24,163	$3,279	$3,915	$1,157	$5,051	$111	$887	$76
Foreign corporate	8,219	1,407	1,560	505	2,016	60	305	43
U.S. government and agency	3,037	259	1,146	337	1,712	40	222	20
RMBS	4,693	489	2,245	447	3,481	50	32	1
CMBS	5,524	534	961	165	1,390	21	95	3
ABS	3,347	159	1,728	136	2,454	13	93	1
State and political subdivision	2,026	313	239	81	347	6	6	—
Foreign government	779	98	21	8	278	4	18	1
Total fixed maturity securities	$51,788	$6,538	$11,815	$2,836	$16,729	$305	$1,658	$145
Total number of securities in an unrealized loss position	7,261		2,018		2,423		368

Allowance for Credit Losses for Fixed Maturity Securities

Evaluation and Measurement Methodologies

For fixed maturity securities in an unrealized loss position, management first assesses whether the Company intends to sell, or whether it is more likely than not it will be required to sell the security before recovery of its amortized cost basis. If either of the criteria regarding intent or requirement to sell is met, the security's amortized cost basis is written down to estimated fair value through net investment gains (losses). For fixed maturity securities that do not meet the aforementioned criteria, management evaluates whether the decline in estimated fair value has resulted from credit losses or other factors. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the allowance for credit loss evaluation process include, but are not limited to: (i) the extent to which estimated fair value is less than amortized cost; (ii) any changes to the rating of the security by a rating agency; (iii) adverse conditions specifically related to the security, industry or geographic area; and (iv) payment structure of the fixed maturity security and the likelihood of the issuer being able to make payments in the future or the issuer's failure to make scheduled interest and principal payments. If this assessment indicates that a credit loss exists, the present value of cash flows expected to be collected from the security are compared to the amortized cost basis of the security. If the present value of cash flows expected to be collected is less than the amortized cost basis, a credit loss is deemed to exist and an allowance for credit losses is recorded, limited by the amount that the estimated fair value is less than the amortized cost basis, with a corresponding charge to net investment gains (losses). Any unrealized losses that have not been recorded through an allowance for credit losses are recognized in OCI.

Once a security specific allowance for credit losses is established, the present value of cash flows expected to be collected from the security continues to be reassessed. Any changes in the security specific allowance for credit losses are recorded as a provision for (or reversal of) credit loss expense in net investment gains (losses).

Fixed maturity securities are also evaluated to determine whether any amounts have become uncollectible. When all, or a portion, of a security is deemed uncollectible, the uncollectible portion is written-off with an adjustment to amortized cost and a corresponding reduction to the allowance for credit losses.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Accrued interest receivables are presented separate from the amortized cost basis of fixed maturity securities. An allowance for credit losses is not estimated on an accrued interest receivable, rather receivable balances 90-days past due are deemed uncollectible and are written off with a corresponding reduction to net investment income. The accrued interest receivable on fixed maturity securities totaled $595 million and $527 million at December 31, 2022 and 2021, respectively, and is included in accrued investment income.

Fixed maturity securities are also evaluated to determine if they qualify as purchased financial assets with credit deterioration ("PCD"). To determine if the credit deterioration experienced since origination is more than insignificant, both (i) the extent of the credit deterioration and (ii) any rating agency downgrades are evaluated. For securities categorized as PCD assets, the present value of cash flows expected to be collected from the security are compared to the par value of the security. If the present value of cash flows expected to be collected is less than the par value, credit losses are embedded in the purchase price of the PCD asset. In this situation, both an allowance for credit losses and amortized cost gross-up is recorded, limited by the amount that the estimated fair value is less than the grossed-up amortized cost basis. Any difference between the purchase price and the present value of cash flows is amortized or accreted into net investment income over the life of the PCD asset. Any subsequent PCD asset allowance for credit losses is evaluated in a manner similar to the process described above for fixed maturity securities.

Current Period Evaluation

Based on the Company's current evaluation of its fixed maturity securities in an unrealized loss position and the current intent or requirement to sell, the Company recorded an allowance for credit losses of $6 million, relating to nineteen securities at December 31, 2022. Management concluded that for all other fixed maturity securities in an unrealized loss position, the unrealized loss was not due to issuer-specific credit-related factors and as a result was recognized in OCI. Where unrealized losses have not been recognized into income, it is primarily because the securities' bond issuer(s) are of high credit quality, management does not intend to sell and it is likely that management will not be required to sell the securities prior to their anticipated recovery, and the decline in estimated fair value is largely due to changes in interest rates and non-issuer specific credit spreads. These issuers continued to make timely principal and interest payments and the estimated fair value is expected to recover as the securities approach maturity.

Allowance for Credit Losses for Fixed Maturity Securities

The allowance for credit losses for fixed maturity securities was $6 million and $11 million at December 31, 2022 and 2021, respectively. During the period, the change in allowance for fixed maturity securities by sector was immaterial. The Company recorded total write-offs of $10 million and $5 million for December 31, 2022 and 2021, respectively.

Mortgage Loans

Mortgage Loans by Portfolio Segment

Mortgage loans are summarized as follows at:

	December 31,
	2022		2021
	Carrying Value	% of Total	Carrying Value	% of Total
	(Dollars in millions)
Commercial	$13,547	59.2%	$12,159	61.4%
Agricultural	4,333	18.9	4,128	20.9
Residential	5,116	22.4	3,623	18.3
Total mortgage loans (1)	22,996	100.5	19,910	100.6
Allowance for credit losses	(119)	(0.5)	(123)	(0.6)
Total mortgage loans, net	$22,877	100.0%	$19,787	100.0%

(1)  Purchases of mortgage loans from third parties were $2.2 billion and $2.1 billion for the years ended December 31, 2022 and 2021, respectively, and were primarily comprised of residential mortgage loans.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Allowance for Credit Losses for Mortgage Loans

Evaluation and Measurement Methodologies

The allowance for credit losses is a valuation account that is deducted from the mortgage loan's amortized cost basis to present the net amount expected to be collected on the mortgage loan. The loan balance, or a portion of the loan balance, is written-off against the allowance when management believes this amount is uncollectible.

Accrued interest receivables are presented separate from the amortized cost basis of mortgage loans. An allowance for credit losses is generally not estimated on an accrued interest receivable, rather when a loan is placed in nonaccrual status the associated accrued interest receivable balance is written off with a corresponding reduction to net investment income. The accrued interest receivable on mortgage loans is included in accrued investment income and totaled $115 million and $95 million at December 31, 2022 and 2021, respectively.

The allowance for credit losses is estimated using relevant available information, from internal and external sources, relating to past events, current conditions, and a reasonable and supportable forecast. Historical credit loss experience provides the basis for estimating expected credit losses. Adjustments to historical loss information are made for differences in current loan-specific risk characteristics and environmental conditions. A reasonable and supportable forecast period of two-years is used with an input reversion period of one-year.

Mortgage loans are evaluated in each of the three portfolio segments to determine the allowance for credit losses. The loan-level loss rates are determined using individual loan terms and characteristics, risk pools/internal ratings, national economic forecasts, prepayment speeds, and estimated default and loss severity.

The resulting loss rates are applied to the mortgage loan's amortized cost to generate an allowance for credit losses. In certain situations, the allowance for credit losses is measured as the difference between the loan's amortized cost and liquidation value of the collateral. These situations include collateral dependent loans, expected troubled debt restructurings ("TDR"), foreclosure probable loans, and loans with dissimilar risk characteristics.

Mortgage loans are also evaluated to determine if they qualify as PCD assets. To determine if the credit deterioration experienced since origination is more than insignificant, the extent of credit deterioration is evaluated. All re-performing/ modified loan ("RPL") pools purchased after December 31, 2019 are determined to have been acquired with evidence of more than insignificant credit deterioration since origination and are classified as PCD assets. RPLs are pools of residential mortgage loans acquired at a discount or premium which have both credit and non-credit components. For PCD mortgage loans, the allowance for credit losses is determined using a similar methodology described above, except the loss-rate is determined at the pool level instead of the individual loan level. The initial allowance for credit losses, determined on a collective basis, is then allocated to the individual loans. The initial amortized cost of the loan is grossed-up to reflect the sum of the loan's purchase price and allowance for credit losses. The difference between the grossed-up amortized cost basis and the par value of the loan is a noncredit discount or premium, which is accreted or amortized into net investment income over the remaining life of the loan. Any subsequent PCD mortgage loan allowance for credit losses is evaluated in a manner similar to the process described above for each of the three portfolio segments.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Rollforward of the Allowance for Credit Losses for Mortgage Loans by Portfolio Segment

The changes in the allowance for credit losses by portfolio segment were as follows:

	Commercial	Agricultural	Residential	Total
	(In millions)
Balance at January 1, 2020	$27	$16	$21	$64
Current period provision	17	(1)	14	30
Balance at December 31, 2020	44	15	35	94
Current period provision	23	(3)	7	27
PCD credit allowance	—	—	2	2
Balance at December 31, 2021	67	12	44	123
Current period provision	5	3	11	19
Charge-offs, net of recoveries	(23)	—	—	(23)
Balance at December 31, 2022	$49	$15	$55	$119

PCD Mortgage Loans

Purchases of PCD mortgage loans are summarized as follows:

	December 31,
	2022	2021
	(In millions)
Purchase price	$62	$462
Allowance at acquisition date	—	2
Discount or premium attributable to other factors	7	(29)
Par value	$69	$435

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Credit Quality of Mortgage Loans by Portfolio Segment

The amortized cost of mortgage loans by year of origination and credit quality indicator was as follows at:

	2022	2021	2020	2019	2018	Prior	Total
	(In millions)
December 31, 2022
Commercial mortgage loans
Loan-to-value ratios:
Less than 65%	$1,916	$2,819	$405	$1,493	$888	$3,624	$11,145
65% to 75%	503	354	—	271	367	402	1,897
76% to 80%	—	18	40	90	65	48	261
Greater than 80%	—	—	—	25	57	162	244
Total commercial mortgage loans	2,419	3,191	445	1,879	1,377	4,236	13,547
Agricultural mortgage loans
Loan-to-value ratios:
Less than 65%	532	1,163	418	496	643	710	3,962
65% to 75%	148	90	59	56	1	16	370
Greater than 80%	—	—	—	—	1	—	1
Total agricultural mortgage loans	680	1,253	477	552	645	726	4,333
Residential mortgage loans
Performing	1,266	1,745	167	215	168	1,491	5,052
Nonperforming	4	8	—	2	1	49	64
Total residential mortgage loans	1,270	1,753	167	217	169	1,540	5,116
Total	$4,369	$6,197	$1,089	$2,648	$2,191	$6,502	$22,996
	2021	2020	2019	2018	2017	Prior	Total
	(In millions)
December 31, 2021
Commercial mortgage loans
Loan-to-value ratios:
Less than 65%	$2,771	$437	$1,539	$986	$553	$3,300	$9,586
65% to 75%	633	92	383	406	127	458	2,099
76% to 80%	—	—	55	29	59	31	174
Greater than 80%	—	—	—	30	—	270	300
Total commercial mortgage loans	3,404	529	1,977	1,451	739	4,059	12,159
Agricultural mortgage loans
Loan-to-value ratios:
Less than 65%	1,150	539	510	674	284	608	3,765
65% to 75%	114	77	61	26	33	52	363
Total agricultural mortgage loans	1,264	616	571	700	317	660	4,128
Residential mortgage loans
Performing	1,124	202	270	230	132	1,606	3,564
Nonperforming	1	—	3	3	1	51	59
Total residential mortgage loans	1,125	202	273	233	133	1,657	3,623
Total	$5,793	$1,347	$2,821	$2,384	$1,189	$6,376	$19,910

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

The loan-to-value ratio is a measure commonly used to assess the quality of commercial and agricultural mortgage loans. The loan-to-value ratio compares the amount of the loan to the estimated fair value of the underlying property collateralizing the loan and is commonly expressed as a percentage. A loan-to-value ratio less than 100% indicates an excess of collateral value over the loan amount. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. Performing status is a measure commonly used to assess the quality of residential mortgage loans. A loan is considered performing when the borrower makes consistent and timely payments.

The amortized cost of commercial mortgage loans by debt-service coverage ratio was as follows at:

	December 31,
	2022		2021
	Amortized Cost	% of Total	Amortized Cost	% of Total
	(Dollars in millions)
Debt-service coverage ratios:
Greater than 1.20x	$12,132	89.6%	$10,263	84.4%
1.00x — 1.20x	589	4.3	595	4.9
Less than 1.00x	826	6.1	1,301	10.7
Total	$13,547	100.0%	$12,159	100.0%

The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios less than 1.00 times indicate that property operations do not generate enough income to cover the loan's current debt payments. A debt-service coverage ratio greater than 1.00 times indicates an excess of net operating income over the debt-service payments.

Past Due Mortgage Loans by Portfolio Segment

The Company has a high-quality, well-performing mortgage loan portfolio, with over 99% of all mortgage loans classified as performing at both December 31, 2022 and 2021. Delinquency is defined consistent with industry practice, when mortgage loans are past due as follows: commercial and residential mortgage loans — 60 days and agricultural mortgage loans — 90 days.

The aging of the amortized cost of past due mortgage loans by portfolio segment was as follows at:

	December 31,
	2022				2021
	Commercial	Agricultural	Residential	Total	Commercial	Agricultural	Residential	Total
	(In millions)
Current	$13,547	$4,314	$5,041	$22,902	$12,159	$4,128	$3,550	$19,837
30-59 days past due	—	—	11	11	—	—	14	14
60-89 days past due	—	—	16	16	—	—	14	14
90-179 days past due	—	3	31	34	—	—	29	29
180+ days past due	—	16	17	33	—	—	16	16
Total	$13,547	$4,333	$5,116	$22,996	$12,159	$4,128	$3,623	$19,910

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Mortgage Loans in Nonaccrual Status by Portfolio Segment

Mortgage loans are placed in a nonaccrual status if there are concerns regarding collectability of future payments or the loan is past due, unless the past due loan is well collateralized.

The amortized cost of mortgage loans in a nonaccrual status by portfolio segment was as follows at:

	Commercial	Agricultural	Residential (1)	Total
	(In millions)
December 31, 2022	$11	$3	$64	$78
December 31, 2021	$—	$—	$59	$59

(1)  All mortgage loans in nonaccrual status had an allowance for credit losses at both December 31, 2022 and 2021.

Current period investment income on mortgage loans in nonaccrual status was $2 million and $1 million for the years ended December 31, 2022 and 2021, respectively.

Modified Mortgage Loans by Portfolio Segment

Under certain circumstances, modifications are granted to nonperforming mortgage loans. Each modification is evaluated to determine if a TDR has occurred. A modification is a TDR when the borrower is in financial difficulty and the creditor makes concessions. Generally, the types of concessions may include reducing the amount of debt owed, reducing the contractual interest rate, extending the maturity date at an interest rate lower than current market interest rates and/or reducing accrued interest. The Company did not have a significant amount of mortgage loans modified in a TDR during both years ended December 31, 2022 and 2021.

Other Invested Assets

Over 75% of other invested assets is comprised of freestanding derivatives with positive estimated fair values. See Note 7 for information about freestanding derivatives with positive estimated fair values. Other invested assets also includes the Company's investment in company-owned life insurance, FHLB stock, the intercompany lending facility, tax credit and renewable energy partnerships and leveraged leases.

Leveraged Leases

The carrying value of leveraged leases was $48 million and $49 million at December 31, 2022 and 2021, respectively. The allowance for credit losses was $13 million, at both December 31, 2022 and 2021. Rental receivables are generally due in periodic installments. The payment periods for leveraged leases generally range from one to 10 years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or nonperforming, which is assessed monthly. Nonperforming rental receivables are generally defined as those that are 90 days or more past due. At both December 31, 2022 and 2021, all leveraged leases were performing.

Net Unrealized Investment Gains (Losses)

Unrealized investment gains (losses) on fixed maturity securities and the effect on DAC, VOBA and future policy benefits, that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains (losses) in accumulated other comprehensive income (loss) ("AOCI").

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

The components of net unrealized investment gains (losses), included in AOCI, were as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Fixed maturity securities	$(8,632)	$8,251	$11,818
Derivatives	628	320	162
Other	(7)	(27)	(16)
Subtotal	(8,011)	8,544	11,964
Amounts allocated from:
Future policy benefits	964	(3,210)	(4,598)
DAC and VOBA	392	(387)	(494)
Subtotal	1,356	(3,597)	(5,092)
Deferred income tax benefit (expense)	1,398	(1,039)	(1,443)
Net unrealized investment gains (losses)	$(5,257)	$3,908	$5,429

The changes in net unrealized investment gains (losses) were as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Balance at January 1,	$3,908	$5,429	$3,229
Unrealized investment gains (losses) during the year	(16,555)	(3,420)	4,853
Unrealized investment gains (losses) relating to:
Future policy benefits	4,174	1,388	(1,907)
DAC and VOBA	779	107	(162)
Deferred income tax benefit (expense)	2,437	404	(584)
Balance at December 31,	$(5,257)	$3,908	$5,429
Change in net unrealized investment gains (losses)	$(9,165)	$(1,521)	$2,200

Concentrations of Credit Risk

There were no investments in any counterparty that were greater than 10% of the Company's equity, other than the U.S. government and its agencies, at both December 31, 2022 and 2021.

Securities Lending

Elements of the securities lending program are presented below at:

	December 31,
	2022	2021
	(In millions)
Securities on loan: (1)
Amortized cost	$3,995	$3,573
Estimated fair value	$3,638	$4,539
Cash collateral received from counterparties (2)	$3,731	$4,611
Securities collateral received from counterparties (3)	$—	$2
Reinvestment portfolio — estimated fair value	$3,603	$4,730

(1)  Included in fixed maturity securities.

(2)  Included in payables for collateral under securities loaned and other transactions.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

(3)  Securities collateral received from counterparties may not be sold or re-pledged, unless the counterparty is in default, and is not reported on the consolidated financial statements.

The cash collateral liability by loaned security type and remaining tenor of the agreements were as follows at:

	December 31, 2022				December 31, 2021
	Open (1)	1 Month or Less	1 to 6 Months	Total	Open (1)	1 Month or Less	1 to 6 Months	Total
	(In millions)
U.S. government and agency	$640	$1,527	$984	$3,151	$1,094	$2,125	$1,391	$4,610
U.S. corporate	2	410	—	412	1	—	—	1
Foreign corporate	—	152	—	152	—	—	—	—
Foreign government	—	16	—	16	—	—	—	—
Total	$642	$2,105	$984	$3,731	$1,095	$2,125	$1,391	$4,611

(1)  The related loaned security could be returned to the Company on the next business day which would require the Company to immediately return the cash collateral.

If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell securities to meet the return obligation, it may have difficulty selling such collateral that is invested in securities in a timely manner, be forced to sell securities in a volatile or illiquid market for less than what otherwise would have been realized in normal market conditions, or both. The estimated fair value of the securities on loan related to the cash collateral on open at December 31, 2022 was $627 million, comprised of U.S. government and agency and U.S. corporate securities which, if put back to the Company, could be immediately sold to satisfy the cash requirement.

The reinvestment portfolio acquired with the cash collateral consisted principally of fixed maturity securities (including ABS, agency RMBS, U.S. government and agency securities, U.S. and foreign corporate securities, non-agency RMBS and CMBS) with 56% invested in agency RMBS, U.S. government and agency securities and cash and cash equivalents at December 31, 2022. If the securities on loan or the reinvestment portfolio become less liquid, the Company has the liquidity resources of most of its general account available to meet any potential cash demands when securities on loan are put back to the Company.

Invested Assets on Deposit, Held in Trust and Pledged as Collateral

Invested assets on deposit, held in trust and pledged as collateral at estimated fair value were as follows at:

	December 31,
	2022	2021
	(In millions)
Invested assets on deposit (regulatory deposits) (1)	$7,996	$9,996
Invested assets held in trust (reinsurance agreements) (2)	5,592	6,023
Invested assets pledged as collateral (3)	13,920	5,116
Total invested assets on deposit, held in trust and pledged as collateral	$27,508	$21,135

(1)  The Company has assets, primarily fixed maturity securities, on deposit with governmental authorities relating to certain policyholder liabilities, of which $21 million and $25 million of the assets on deposit represents restricted cash and cash equivalents at December 31, 2022 and 2021, respectively.

(2)  The Company has assets, primarily fixed maturity securities, held in trust relating to certain reinsurance transactions, of which $233 million and $118 million of the assets held in trust balance represents restricted cash and cash equivalents at December 31, 2022 and 2021, respectively.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

(3)  The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 3) and derivative transactions (see Note 7).

See "— Securities Lending" for information regarding securities on loan. In addition, the Company's investment in FHLB common stock, which is considered restricted until redeemed by the issuer, was $201 million and $70 million at redemption value at December 31, 2022 and 2021, respectively.

Collectively Significant Equity Method Investments

The Company holds investments in limited partnerships and LLCs consisting of leveraged buy-out funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $4.8 billion at December 31, 2022. The Company's maximum exposure to loss related to these equity method investments is the carrying value of these investments plus unfunded commitments of $1.6 billion at December 31, 2022. The Company's investments in limited partnerships and LLCs are generally of a passive nature in that the Company does not participate in the management of the entities.

As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss) for each of the years ended December 31, 2022, 2021 and 2020. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities or earnings of such entities.

The aggregated summarized financial data presented below reflects the latest available financial information and is as of and for the years ended December 31, 2022, 2021 and 2020. Aggregate total assets of these entities totaled $879.8 billion and $811.7 billion at December 31, 2022 and 2021, respectively. Aggregate total liabilities of these entities totaled $109.2 billion and $103.2 billion at December 31, 2022 and 2021, respectively. Aggregate net income (loss) of these entities totaled ($12.8) billion, $22.6 billion and $37.7 billion for the years ended December 31, 2022, 2021 and 2020, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

A variable interest entity ("VIE") is a legal entity that does not have sufficient equity at risk to finance its activities or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights or do not substantively participate in the gains and losses of the entity.

The Company enters into various arrangements with VIEs in the normal course of business and has invested in legal entities that are VIEs. VIEs are consolidated when it is determined that the Company is the primary beneficiary. A primary beneficiary is the variable interest holder in a VIE with both (i) the power to direct the activities of the VIE that most significantly impact the economic performance of the VIE and (ii) the obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIE. In addition, the evaluation of whether a legal entity is a VIE and if the Company is a primary beneficiary includes a review of the capital structure of the VIE, the related contractual relationships and terms, the nature of the operations and purpose of the VIE, the nature of the VIE interests issued and the Company's involvement with the entity.

There were no material VIEs for which the Company has concluded that it is the primary beneficiary at either December 31, 2022 or 2021.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

The carrying amount and maximum exposure to loss related to the VIEs for which the Company has concluded that it holds a variable interest, but is not the primary beneficiary, were as follows at:

	December 31,
	2022		2021
	Carrying Amount	Maximum Exposure to Loss	Carrying Amount	Maximum Exposure to Loss
	(In millions)
Fixed maturity securities	$15,781	$17,334	$16,326	$15,659
Limited partnerships and LLCs	4,123	5,478	3,666	5,101
Total	$19,904	$22,812	$19,992	$20,760

The Company's investments in unconsolidated VIEs are described below.

Fixed Maturity Securities

The Company invests in U.S. corporate bonds, foreign corporate bonds and Structured Securities issued by VIEs. The Company is not obligated to provide any financial or other support to these VIEs, other than the original investment. The Company's involvement with these entities is limited to that of a passive investor. The Company has no unilateral right to appoint or remove the servicer, special servicer, or investment manager, which are generally viewed as having the power to direct the activities that most significantly impact the economic performance of the VIE, nor does the Company function in any of these roles. The Company does not have the obligation to absorb losses or the right to receive benefits from the entity that could potentially be significant to the entity; as a result, the Company has determined it is not the primary beneficiary, or consolidator, of the VIE. The Company's maximum exposure to loss on these fixed maturity securities is limited to the amortized cost of these investments. See "— Fixed Maturity Securities Available-for-sale" for information on these securities.

Limited Partnerships and LLCs

The Company holds investments in certain limited partnerships and LLCs which are VIEs. These ventures include limited partnerships, LLCs, private equity funds, and to a lesser extent tax credit and renewable energy partnerships. The Company is not considered the primary beneficiary, or consolidator, when its involvement takes the form of a limited partner interest and is restricted to a role of a passive investor, as a limited partner's interest does not provide the Company with any substantive kick-out or participating rights, nor does it provide the Company with the power to direct the activities of the fund. The Company's maximum exposure to loss on these investments is limited to: (i) the amount invested in debt or equity of the VIE and (ii) commitments to the VIE, as described in Note 13.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Net Investment Income

The components of net investment income were as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Investment income:
Fixed maturity securities	$3,044	$2,794	$2,659
Equity securities	2	5	6
Mortgage loans	840	686	663
Policy loans	42	41	34
Limited partnerships and LLCs (1)	263	1,391	240
Cash, cash equivalents and short-term investments	56	3	41
Other	66	42	52
Total investment income	4,313	4,962	3,695
Less: Investment expenses	249	147	167
Net investment income	$4,064	$4,815	$3,528

(1)  Includes net investment income pertaining to other limited partnership interests of $170 million, $1.3 billion and $225 million for the years ended December 31, 2022, 2021 and 2020, respectively.

Net Investment Gains (Losses)

Components of Net Investment Gains (Losses)

The components of net investment gains (losses) were as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Fixed maturity securities	$(188)	$(22)	$298
Equity securities	(12)	—	—
Mortgage loans	(20)	(29)	(27)
Limited partnerships and LLCs	(20)	—	(3)
Other	—	(12)	11
Total net investment gains (losses)	$(240)	$(63)	$279

Gains (losses) from foreign currency transactions included within net investment gains (losses) were ($18) million, $0 and $7 million for the years ended December 31, 2022, 2021 and 2020, respectively.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Sales or Disposals of Fixed Maturity Securities

Investment gains and losses on sales of securities are determined on a specific identification basis. Proceeds from sales or disposals of fixed maturity securities and the components of fixed maturity securities net investment gains (losses) were as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Proceeds	$6,557	$6,201	$3,201
Gross investment gains	$55	$96	$389
Gross investment losses	(236)	(100)	(76)
Net investment gains (losses)	$(181)	$(4)	$313

7. Derivatives

Accounting for Derivatives

See Note 1 for a description of the Company's accounting policies for derivatives and Note 8 for information about the fair value hierarchy for derivatives.

Derivative Strategies

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize its exposure to various market risks, including interest rate, foreign currency exchange rate, credit and equity market.

Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two counterparties ("OTC-bilateral").

Interest Rate Derivatives

Interest rate swaps: The Company uses interest rate swaps to manage the collective interest rate risks primarily in variable annuity products and ULSG. Interest rate swaps are used in non-qualifying hedging relationships.

Interest rate caps: The Company uses interest rate caps to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities. Interest rate caps are used in non-qualifying hedging relationships.

Interest rate floors: The Company uses interest rate floors to protect against a decline in interest rates on floating rate assets in the Company's institutional spread margin business. Interest rate floors are used in non-qualifying hedging relationships.

Interest rate swaptions: The Company uses interest rate swaptions to manage the collective interest rate risks primarily in variable annuity products and ULSG. Interest rate swaptions are used in non-qualifying hedging relationships. Interest rate swaptions are included in interest rate options.

Interest rate forwards: The Company uses interest rate forwards to manage the collective interest rate risks primarily in variable annuity products and ULSG. Interest rate forwards are used in cash flow and non-qualifying hedging relationships.

Foreign Currency Exchange Rate Derivatives

Foreign currency swaps: The Company uses foreign currency swaps to convert foreign currency denominated cash flows to U.S. dollars to reduce cash flow fluctuations due to changes in currency exchange rates. Foreign currency swaps are used in cash flow and non-qualifying hedging relationships.

Foreign currency forwards: The Company uses foreign currency forwards to hedge currency exposure on its invested assets. Foreign currency forwards are used in non-qualifying hedging relationships.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Derivatives (continued)

Credit Derivatives

Credit default swaps: The Company uses credit default swaps to create synthetic credit investments to replicate credit exposure that is more economically attractive than what is available in the market or otherwise unavailable (written credit protection), or to reduce credit loss exposure on certain assets that the Company owns (purchased credit protection). Credit default swaps are used in non-qualifying hedging relationships.

Credit default swaptions: The Company uses credit default swaptions to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. Swaptions are used to create callable bonds from replication synthetic asset transaction ("RSAT") positions. This enhances the income of the RSAT program through earned premiums while not changing the credit profile of the RSATs. Credit default swaptions are used in non-qualifying hedging relationships.

Equity Market Derivatives

Equity index options: The Company uses equity index options primarily to hedge minimum guarantees embedded in certain variable annuity products against adverse changes in equity markets. Additionally, the Company uses equity index options to hedge index-linked annuity products and certain invested assets against adverse changes in equity markets. Certain of these contracts may also contain settlement provisions linked to interest rates ("hybrid options"). Equity index options are used in non-qualifying hedging relationships.

Equity total return swaps: The Company uses equity total return swaps to hedge minimum guarantees embedded in certain variable annuity products against adverse changes in equity markets. Additionally, the Company uses equity total return swaps to hedge index-linked annuity products against adverse changes in equity markets. Equity total return swaps are used in non-qualifying hedging relationships.

Equity variance swaps: The Company uses equity variance swaps to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. Equity variance swaps are used in non-qualifying hedging relationships.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Derivatives (continued)

Primary Risks Managed by Derivatives

The primary underlying risk exposure, gross notional amount, and estimated fair value of derivatives held were as follows at:

		December 31,
		2022			2021
		Gross Notional	Estimated Fair Value		Gross Notional	Estimated Fair Value
	Primary Underlying Risk Exposure	Amount	Assets	Liabilities	Amount	Assets	Liabilities
		(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate forwards	Interest rate	$60	$—	$12	$180	$30	$—
Foreign currency swaps	Foreign currency exchange rate	3,981	584	8	3,237	220	22
Total qualifying hedges		4,041	584	20	3,417	250	22
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate swaps	Interest rate	3,145	98	46	2,595	325	17
Interest rate floors	Interest rate	3,250	12	3	—	—	—
Interest rate caps	Interest rate	6,350	137	43	5,100	29	4
Interest rate options	Interest rate	28,688	22	232	8,050	83	—
Interest rate forwards	Interest rate	18,168	35	2,466	9,808	627	109
Foreign currency swaps	Foreign currency exchange rate	810	147	—	956	94	21
Foreign currency forwards	Foreign currency exchange rate	295	1	1	288	—	4
Credit default swaps — written	Credit	1,757	18	2	1,724	39	1
Credit default swaptions	Credit	100	—	—	150	—	—
Equity index options	Equity market	17,229	697	351	24,692	1,155	877
Equity variance swaps	Equity market	—	—	—	281	9	1
Equity total return swaps	Equity market	32,909	520	747	32,719	493	588
Hybrid options	Equity market	—	—	—	900	8	—
Total non-designated or non-qualifying derivatives		112,701	1,687	3,891	87,263	2,862	1,622
Embedded derivatives:
Ceded guaranteed minimum income benefits	Other	N/A	117	—	N/A	186	—
Direct index-linked annuities	Other	N/A	—	3,564	N/A	—	6,211
Direct guaranteed minimum benefits	Other	N/A	—	1,371	N/A	—	1,725
Assumed guaranteed minimum benefits	Other	N/A	—	285	N/A	—	427
Assumed index-linked annuities	Other	N/A	—	368	N/A	—	437
Total embedded derivatives		N/A	117	5,588	N/A	186	8,800
Total		$116,742	$2,388	$9,499	$90,680	$3,298	$10,444

Based on gross notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2022 and 2021. The Company's use of derivatives includes (i) derivatives that serve as macro hedges of the Company's exposure to various risks and generally do not qualify for hedge accounting because they do not meet the criteria required under portfolio hedging rules; (ii) derivatives that economically hedge insurance liabilities and generally do not qualify for hedge accounting because they do not meet the criteria of being "highly effective" as outlined in Accounting Standards Codification 815 — Derivatives and Hedging; (iii) derivatives that economically hedge embedded derivatives that do not qualify for hedge accounting because the changes in estimated fair value of the embedded derivatives are already recorded in net income; and (iv) written credit default swaps that are used to create synthetic credit investments and that do not qualify for hedge accounting because they do not involve a hedging relationship.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Derivatives (continued)

The amount and location of gains (losses), including earned income, recognized for derivatives and gains (losses) pertaining to hedged items reported in net derivative gains (losses) were as follows:

	Year Ended December 31, 2022
	Net Derivative Gains (Losses) Recognized for Derivatives	Net Derivative Gains (Losses) Recognized for Hedged Items	Net Investment Income	Amount of Gains (Losses) Deferred in AOCI
	(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate	$5	$—	$4	$(50)
Foreign currency exchange rate	12	(11)	52	379
Total cash flow hedges	17	(11)	56	329
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate	(4,001)	—	—	—
Foreign currency exchange rate	95	(16)	—	—
Credit	(2)	—	—	—
Equity market	590	—	—	—
Embedded	3,730	—	—	—
Total non-qualifying hedges	412	(16)	—	—
Total	$429	$(27)	$56	$329
	Year Ended December 31, 2021
	Net Derivative Gains (Losses) Recognized for Derivatives	Net Derivative Gains (Losses) Recognized for Hedged Items	Net Investment Income	Amount of Gains (Losses) Deferred in AOCI
	(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate	$2	$—	$3	$(20)
Foreign currency exchange rate	7	(3)	34	190
Total cash flow hedges	9	(3)	37	170
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate	(717)	—	—	—
Foreign currency exchange rate	48	2	—	—
Credit	17	—	—	—
Equity market	(486)	—	—	—
Embedded	(1,229)	—	—	—
Total non-qualifying hedges	(2,367)	2	—	—
Total	$(2,358)	$(1)	$37	$170

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Derivatives (continued)

	Year Ended December 31, 2020
	Net Derivative Gains (Losses) Recognized for Derivatives	Net Derivative Gains (Losses) Recognized for Hedged Items	Net Investment Income	Amount of Gains (Losses) Deferred in AOCI
	(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate	$2	$—	$3	$77
Foreign currency exchange rate	13	(6)	36	(129)
Total cash flow hedges	15	(6)	39	(52)
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate	3,557	—	—	—
Foreign currency exchange rate	(17)	(7)	—	—
Credit	18	—	—	—
Equity market	(1,367)	—	—	—
Embedded	(2,325)	—	—	—
Total non-qualifying hedges	(134)	(7)	—	—
Total	$(119)	$(13)	$39	$(52)

At December 31, 2022 and 2021, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions was one year and two years, respectively.

At December 31, 2022 and 2021, the balance in AOCI associated with cash flow hedges was $628 million and $320 million, respectively.

Credit Derivatives

In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation.

The estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps were as follows at:

	December 31,
	2022			2021
Rating Agency Designation of Referenced Credit Obligations (1)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
	(Dollars in millions)
Aaa/Aa/A	$7	$544	2.2	$12	$589	2.4
Baa	8	1,185	5.0	27	1,131	5.0
Ba	2	24	4.0	—	—	0.0
Caa and Lower	(1)	4	3.0	(1)	4	4.0
Total	$16	$1,757	4.1	$38	$1,724	4.1

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Derivatives (continued)

(1)  The Company has written credit protection on both single name and index references. The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's, S&P and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

(2)  The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.

Counterparty Credit Risk

The Company may be exposed to credit-related losses in the event of counterparty nonperformance on derivative instruments. Generally, the credit exposure is the fair value at the reporting date less any collateral received from the counterparty.

The Company manages its credit risk by: (i) entering into derivative transactions with creditworthy counterparties governed by master netting agreements; (ii) trading through regulated exchanges and central clearing counterparties; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review.

See Note 8 for a description of the impact of credit risk on the valuation of derivatives.

The estimated fair values of net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

		Gross Amounts NotOffset on the Consolidated Balance Sheets
	Gross Amount Recognized	Financial Instruments (1)	Collateral Received/Pledged (2)	Net Amount	Securities Collateral Received/Pledged (3)	Net Amount After Securities Collateral
	(In millions)
December 31, 2022
Derivative assets	$2,295	$(1,659)	$(629)	$7	$(5)	$2
Derivative liabilities	$3,910	$(1,659)	$—	$2,251	$(2,251)	$—
December 31, 2021
Derivative assets	$3,113	$(1,155)	$(1,480)	$478	$(413)	$65
Derivative liabilities	$1,632	$(1,155)	$—	$477	$(477)	$—

(1)  Represents amounts subject to an enforceable master netting agreement or similar agreement.

(2)  The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreement.

(3)  Securities collateral received from counterparties is not reported on the consolidated balance sheets and may not be sold or re-pledged unless the counterparty is in default. Amounts do not include excess of collateral pledged or received.

The Company's collateral arrangements generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the amount owed by that counterparty reaches a minimum transfer amount. Certain of these arrangements also include credit-contingent provisions which permit the party with positive fair value to terminate the derivative at the current fair value or demand immediate full collateralization from the party in a net liability position, in the event that the financial strength or credit rating of the party in a net liability position falls below a certain level.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Derivatives (continued)

The aggregate estimated fair values of derivatives in a net liability position containing such credit-contingent provisions and the aggregate estimated fair value of assets posted as collateral for such instruments were as follows at:

	December 31,
	2022	2021
	(In millions)
Estimated fair value of derivatives in a net liability position (1)	$2,251	$477
Estimated Fair Value of Collateral Provided (2):
Fixed maturity securities	$4,894	$839

(1)  After taking into consideration the existence of netting agreements.

(2)  Substantially all of the Company's collateral arrangements provide for daily posting of collateral for the full value of the derivative contract. As a result, if the credit-contingent provisions of derivative contracts in a net liability position were triggered, minimal additional assets would be required to be posted as collateral or needed to settle the instruments immediately. Additionally, the Company is required to pledge initial margin for certain new OTC-bilateral derivative transactions to third-party custodians.

8. Fair Value

When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1  Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

Level 2  Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3  Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

Recurring Fair Value Measurements

The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy are presented in the tables below. Investments that do not have a readily determinable fair value and are measured at net asset value (or equivalent) as a practical expedient to estimated fair value are excluded from the fair value hierarchy.

	December 31, 2022
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities:
U.S. corporate	$—	$30,973	$1,189	$32,162
Foreign corporate	—	9,894	598	10,492
U.S. government and agency	3,507	4,391	—	7,898
RMBS	—	7,477	14	7,491
CMBS	—	6,504	33	6,537
ABS	—	5,037	318	5,355
State and political subdivision	—	3,741	—	3,741
Foreign government	—	1,043	38	1,081
Total fixed maturity securities	3,507	69,060	2,190	74,757
Equity securities	12	27	27	66
Short-term investments	206	93	—	299
Derivative assets: (1)
Interest rate	—	304	—	304
Foreign currency exchange rate	—	703	29	732
Credit	—	10	8	18
Equity market	—	1,217	—	1,217
Total derivative assets	—	2,234	37	2,271
Embedded derivatives within asset host contracts (2)	—	—	117	117
Separate account assets	29	78,851	—	78,880
Total assets	$3,754	$150,265	$2,371	$156,390
Liabilities
Derivative liabilities: (1)
Interest rate	$—	$2,802	$—	$2,802
Foreign currency exchange rate	—	9	—	9
Credit	—	—	2	2
Equity market	—	1,098	—	1,098
Total derivative liabilities	—	3,909	2	3,911
Embedded derivatives within liability host contracts (2)	—	—	5,588	5,588
Total liabilities	$—	$3,909	$5,590	$9,499

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

	December 31, 2021
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities:
U.S. corporate	$—	$37,568	$906	$38,474
Foreign corporate	—	11,112	493	11,605
U.S. government and agency	3,159	6,009	—	9,168
RMBS	—	9,209	11	9,220
CMBS	—	7,149	44	7,193
ABS	—	4,110	165	4,275
State and political subdivision	—	4,760	—	4,760
Foreign government	—	1,806	26	1,832
Total fixed maturity securities	3,159	81,723	1,645	86,527
Equity securities	21	61	13	95
Short-term investments	640	20	2	662
Derivative assets: (1)
Interest rate	—	1,094	—	1,094
Foreign currency exchange rate	—	304	10	314
Credit	—	27	12	39
Equity market	—	1,649	16	1,665
Total derivative assets	—	3,074	38	3,112
Embedded derivatives within asset host contracts (2)	—	—	186	186
Separate account assets	41	106,184	—	106,225
Total assets	$3,861	$191,062	$1,884	$196,807
Liabilities
Derivative liabilities: (1)
Interest rate	$—	$130	$—	$130
Foreign currency exchange rate	—	47	—	47
Credit	—	—	1	1
Equity market	—	1,465	1	1,466
Total derivative liabilities	—	1,642	2	1,644
Embedded derivatives within liability host contracts (2)	—	—	8,800	8,800
Total liabilities	$—	$1,642	$8,802	$10,444

(1)  Derivative assets are reported in other invested assets and derivative liabilities are reported in other liabilities. The amounts are presented gross in the tables above to reflect the presentation on the consolidated balance sheets.

(2)  Embedded derivatives within asset host contracts are reported in premiums, reinsurance and other receivables. Embedded derivatives within liability host contracts are reported in policyholder account balances.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

Valuation Controls and Procedures

The Company monitors and provides oversight of valuation controls and policies for securities, mortgage loans and derivatives, which are primarily executed by its valuation service providers. The valuation methodologies used to determine fair values prioritize the use of observable market prices and market-based parameters and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. The valuation methodologies for securities, mortgage loans and derivatives are reviewed on an ongoing basis and revised when necessary. In addition, the Chief Accounting Officer periodically reports to the Audit Committee of Brighthouse Financial's Board of Directors regarding compliance with fair value accounting standards.

The fair value of financial assets and financial liabilities is based on quoted market prices, where available. Prices received are assessed to determine if they represent a reasonable estimate of fair value. Several controls are performed, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, reviewing the bid/ ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. Independent non-binding broker quotes, also referred to herein as "consensus pricing," are used for a non-significant portion of the portfolio. Prices received from independent brokers are assessed to determine if they represent a reasonable estimate of fair value by considering such pricing relative to the current market dynamics and current pricing for similar financial instruments.

A formal process is also applied to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained. If obtaining an independent non-binding broker quotation is unsuccessful, the last available price will be used.

Additional controls are performed, such as, balance sheet analytics to assess reasonableness of period to period pricing changes, including any price adjustments. Price adjustments are applied if prices or quotes received from independent pricing services or brokers are not considered reflective of market activity or representative of estimated fair value. The Company did not have significant price adjustments during the year ended December 31, 2022.

Determination of Fair Value

Fixed Maturity Securities

The fair values for actively traded marketable bonds, primarily U.S. government and agency securities, are determined using the quoted market prices and are classified as Level 1 assets. For fixed maturity securities classified as Level 2 assets, fair values are determined using either a market or income approach and are valued based on a variety of observable inputs as described below.

U.S. corporate and foreign corporate securities: Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, benchmark yields, spreads off benchmark yields, new issuances, issuer rating, trades of identical or comparable securities, or duration. Privately-placed securities are valued using the additional key inputs: market yield curve, call provisions, observable prices and spreads for similar public or private securities that incorporate the credit quality and industry sector of the issuer, and delta spread adjustments to reflect specific credit-related issues.

U.S. government and agency, state and political subdivision and foreign government securities: Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, benchmark U.S. Treasury yield or other yields, spread off the U.S. Treasury yield curve for the identical security, issuer ratings and issuer spreads, broker-dealer quotes, and comparable securities that are actively traded.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

Structured Securities: Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, ratings, geographic region, weighted average coupon and weighted average maturity, average delinquency rates and debt-service coverage ratios. Other issuance-specific information is also used, including, but not limited to; collateral type, structure of the security, vintage of the loans, payment terms of the underlying asset, payment priority within tranche, and deal performance.

Equity Securities and Short-term Investments

The fair value for actively traded equity securities and short-term investments are determined using quoted market prices and are classified as Level 1 assets. For financial instruments classified as Level 2 assets, fair values are determined using a market approach and are valued based on a variety of observable inputs as described below.

Equity securities and short-term investments: Fair value is determined using third-party commercial pricing services, with the primary input being quoted prices in markets that are not active.

Derivatives

The fair values for exchange-traded derivatives are determined using the quoted market prices and are classified as Level 1 assets. For OTC-bilateral derivatives and OTC-cleared derivatives classified as Level 2 assets or liabilities, fair values are determined using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models which are based on market standard valuation methodologies and a variety of observable inputs.

The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

Embedded Derivatives

Embedded derivatives principally include certain direct and ceded variable annuity guarantees and equity crediting rates within index-linked annuity contracts. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

The Company issues certain variable annuity products with guaranteed minimum benefits. GMABs, the non-life contingent portion of GMWBs and certain portions of GMIBs are accounted for as embedded derivatives and measured at estimated fair value separately from the host variable annuity contract. These embedded derivatives are classified in policyholder account balances, with changes in estimated fair value reported in net derivative gains (losses).

The Company determines the fair value of these embedded derivatives by estimating the present value of projected future benefits minus the present value of projected future fees using actuarial and capital markets assumptions including expectations of policyholder behavior. The calculation is based on in-force business and is performed using standard actuarial valuation software which projects future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk-free rates. The percentage of fees included in the initial fair value measurement is not updated in subsequent periods.

Capital markets assumptions, such as risk-free rates and implied volatilities, are based on market prices for publicly-traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital markets inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for BHF's debt. These observable spreads are then adjusted to reflect the priority of these liabilities and claims-paying ability of the issuing insurance subsidiaries as compared to BHF's overall financial strength.

Risk margins are established to capture the non-capital markets risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees.

The Company issues and assumes through reinsurance index-linked annuities which allow the policyholder to participate in returns from equity indices. The crediting rates associated with these features are embedded derivatives which are measured at estimated fair value separately from the host fixed annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified in policyholder account balances.

The estimated fair value of crediting rates associated with index-linked annuities is determined using a combination of an option pricing model and an option-budget approach. The valuation of these embedded derivatives also includes the establishment of a risk margin, as well as changes in nonperformance risk.

Transfers Into or Out of Level 3:

Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

Certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) were as follows at:

			December 31, 2022		December 31, 2021		Impact of Increase in Input
	Valuation Techniques	Significant Unobservable Inputs	Range		Range		on Estimated Fair Value
Embedded derivatives
Direct, assumed and ceded guaranteed minimum benefits	• Option pricing techniques	• Mortality rates	0.03	% - 12.62%	0.03	% - 12.62%	Decrease (1)
		• Lapse rates	0.30	% - 14.50%	0.30	% - 14.50%	Decrease (2)
		• Utilization rates	0.00	% - 25.00%	0.00	% - 25.00%	Increase (3)
		• Withdrawal rates	0.25	% - 10.00%	0.25	% - 10.00%	(4)
		• Long-term equity volatilities	16.46	% - 22.01%	16.44	% - 22.16%	Increase (5)
		• Nonperformance risk spread	0.00	% - 1.98%	(0.38	)% - 1.49%	Decrease (6)

(1)  Mortality rates vary by age and by demographic characteristics such as gender. The range shown reflects the mortality rate for policyholders between 35 and 90 years old, which represents the majority of the business with living benefits. Mortality rate assumptions are set based on company experience and include an assumption for mortality improvement.

(2)  The range shown reflects base lapse rates for major product categories for duration 1-20, which represents majority of business with living benefit riders. Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in-the-money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies.

(3)  The utilization rate assumption estimates the percentage of contract holders with a GMIB or lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible in a given year. The range shown represents the floor and cap of the GMIB dynamic election rates across varying levels of in-the-money. For lifetime withdrawal guarantee riders, the assumption is that everyone will begin withdrawals once account value reaches zero which is equivalent to a 100% utilization rate. Utilization rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract's withdrawal history and by the age of the policyholder.

(4)  The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. For GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease) in the estimated fair value of the guarantees. For GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.

(5)  Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(6)  Nonperformance risk spread varies by duration. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the embedded derivative.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

The Company does not develop unobservable inputs used in measuring fair value for all other assets and liabilities classified within Level 3; therefore, these are not included in the table above. The other Level 3 assets and liabilities primarily included fixed maturity securities and derivatives. For fixed maturity securities valued based on non-binding broker quotes, an increase (decrease) in credit spreads would result in a higher (lower) fair value. For derivatives valued based on third-party pricing models, an increase (decrease) in credit spreads would generally result in a higher (lower) fair value.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

The changes in assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3) were summarized as follows:

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Fixed Maturity Securities
	Corporate (1)	Structured Securities	Foreign Government	Equity Securities	Short-term Investments	Net Derivatives (2)	Net Embedded Derivatives (3)	Separate Account Assets (4)
	(In millions)
Balance, January 1, 2021	$684	$67	$—	$3	$—	$2	$(7,301)	$3
Total realized/unrealized gains (losses) included in net income (loss) (5) (6)	(1)	—	—	—	—	1	(1,229)	—
Total realized/unrealized gains (losses) included in AOCI	(7)	—	—	—	—	12	—	—
Purchases (7)	951	202	26	10	2	20	—	—
Sales (7)	(53)	(12)	—	—	—	—	—	—
Issuances (7)	—	—	—	—	—	—	—	—
Settlements (7)	—	—	—	—	—	—	(84)	—
Transfers into Level 3 (8)	52	—	—	—	—	—	—	—
Transfers out of Level 3 (8)	(227)	(37)	—	—	—	1	—	(3)
Balance, December 31, 2021	1,399	220	26	13	2	36	(8,614)	—
Total realized/unrealized gains (losses) included in net income (loss) (5) (6)	(5)	1	—	—	—	(9)	3,730	—
Total realized/unrealized gains (losses) included in AOCI	(266)	(23)	(10)	—	—	17	—	—
Purchases (7)	933	251	5	14	—	1	—	—
Sales (7)	(184)	(16)	(2)	—	(2)	(9)	—	—
Issuances (7)	—	—	—	—	—	—	—	—
Settlements (7)	—	—	—	—	—	—	(587)	—
Transfers into Level 3 (8)	94	33	19	—	—	—	—	—
Transfers out of Level 3 (8)	(184)	(101)	—	—	—	(1)	—	—
Balance, December 31, 2022	$1,787	$365	$38	$27	$—	$35	$(5,471)	$—
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2020 (9)	$(5)	$—	$—	$—	$—	$(4)	$(2,398)	$—
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2021 (9)	$(2)	$—	$—	$—	$—	$(11)	$(761)	$—
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2022 (9)	$3	$—	$—	$1	$—	$(1)	$3,432	$—
Changes in unrealized gains (losses) included in OCI for the instruments still held at December 31, 2020 (9)	$(3)	$1	$—	$—	$—	$(9)	$—	$—
Changes in unrealized gains (losses) included in OCI for the instruments still held as of December 31, 2021 (9)	$(6)	$—	$—	$—	$—	$12	$—	$—
Changes in unrealized gains (losses) included in OCI for the instruments still held as of December 31, 2022 (9)	$(268)	$(23)	$(10)	$—	$—	$17	$—	$—
Gains (Losses) Data for the year ended December 31, 2020:
Total realized/unrealized gains (losses) included in net income (loss) (5) (6)	$(6)	$—	$—	$—	$—	$9	$(2,325)	$—
Total realized/unrealized gains (losses) included in AOCI	$(3)	$1	$—	$—	$—	$(9)	$—	$—

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

(1)  Comprised of U.S. and foreign corporate securities.

(2)  Freestanding derivative assets and liabilities are reported net for purposes of the rollforward.

(3)  Embedded derivative assets and liabilities are reported net for purposes of the rollforward.

(4)  Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income (loss). For the purpose of this disclosure, these changes are reported in net investment gains (losses).

(5)  Amortization of premium/accretion of discount is included in net investment income. Changes in the allowance for credit losses and direct write-offs are charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses). Substantially all realized/ unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

(6)  Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(7)  Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(8)  Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(9)  Changes in unrealized gains (losses) included in net income (loss) for fixed maturities are reported in either net investment income or net investment gains (losses). Substantially all changes in unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

Fair Value of Financial Instruments Carried at Other Than Fair Value

The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income and payables for collateral under securities loaned and other transactions. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

	December 31, 2022
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans	$22,877	$—	$—	$20,760	$20,760
Policy loans	$898	$—	$477	$453	$930
Other invested assets	$341	$—	$201	$140	$341
Premiums, reinsurance and other receivables	$5,915	$—	$77	$5,988	$6,065
Liabilities
Policyholder account balances	$31,223	$—	$—	$30,303	$30,303
Short-term debt	$125	$—	$—	$125	$125
Long-term debt	$838	$—	$28	$714	$742
Other liabilities	$1,009	$—	$212	$797	$1,009
Separate account liabilities	$1,022	$—	$1,022	$—	$1,022
	December 31, 2021
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans	$19,787	$—	$—	$20,591	$20,591
Policy loans	$869	$—	$470	$568	$1,038
Other invested assets	$85	$—	$70	$15	$85
Premiums, reinsurance and other receivables	$3,075	$—	$20	$3,583	$3,603
Liabilities
Policyholder account balances	$23,507	$—	$—	$23,487	$23,487
Long-term debt	$841	$—	$36	$1,087	$1,123
Other liabilities	$886	$—	$60	$816	$876
Separate account liabilities	$1,437	$—	$1,437	$—	$1,437

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Long-term and Short-term Debt

Long-term debt outstanding was as follows at:

			December 31,
	Stated Interest Rate	Maturity	2022	2021
			(In millions)
Surplus note — affiliated (1)	8.070%	2059	$412	$412
Surplus note — affiliated (1)	8.150%	2058	200	200
Surplus note — affiliated (1)	7.800%	2058	200	200
Other long-term debt — unaffiliated (2)	7.028%	2030	26	29
Total long-term debt			$838	$841

(1)  Interest on affiliated surplus notes is payable annually. Payments of interest and principal may be made only with the prior approval of the Delaware Department of Insurance.

(2)  Represents non-recourse debt of a subsidiary for which creditors have no access, subject to customary exceptions, to the general assets of the Company other than recourse to certain investment companies.

The aggregate maturities of long-term debt at December 31, 2022 were $2 million in each of 2023 and 2024, $3 million in each of 2025, 2026 and 2027, and $825 million thereafter.

Interest expense related to long-term and short-term debt of $70 million, $67 million and $68 million for the years ended December 31, 2022, 2021 and 2020, respectively, is included in other expenses, of which $68 million, $65 million and $65 million, respectively, was associated with affiliated debt.

Intercompany Liquidity Facilities

BHF has established an intercompany liquidity facility with certain of its insurance and non-insurance subsidiaries to provide short-term liquidity within and across the combined group of companies. Under the facility, which is comprised of a series of revolving loan agreements among BHF and its participating subsidiaries, each company may lend to or borrow from each other, subject to certain maximum limits for a term of up to 364 days, depending on the agreement.

On May 16, 2022, BH Holdings issued a $125 million promissory note to Brighthouse Life Insurance Company and Brighthouse Life Insurance Company of NY ("BHNY") issued a $125 million promissory note to BH Holdings (the "May 2022 Promissory Notes"), in which both notes bore interest at a fixed rate of 2.5363%. Upon maturity on August 16, 2022, the May 2022 Promissory Notes were replaced by two new promissory notes which bore interest at a fixed rate of 4.0466% (the "August 2022 Promissory Notes"). Upon maturity on November 16, 2022, the August 2022 Promissory Notes were replaced by two new promissory notes that bear interest at a fixed rate of 5.7689% and 5.4504%, respectively, and both mature on February 16, 2023 (the "November 2022 Promissory Notes"). See Note 15 for more information.

Committed Facilities

Reinsurance Financing Arrangement

Brighthouse Reinsurance Company of Delaware ("BRCD") maintains a financing arrangement with a pool of highly rated third-party reinsurers consisting of credit-linked notes that each mature in 2039. Effective December 31, 2022, with the explicit permission of the Delaware Commissioner, BRCD amended its financing agreement to increase the maximum facility from $12.0 billion to $15.0 billion. At December 31, 2022, there were no borrowings and there was $15.0 billion of funding available under this financing arrangement. For the years ended December 31, 2022, 2021 and 2020, the Company recognized commitment fees of $26 million, $34 million and $30 million, respectively, in other expenses associated with this financing arrangement.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Long-term and Short-term Debt (continued)

Repurchase Facilities

At December 31, 2022, Brighthouse Life Insurance Company maintains secured committed repurchase facilities (the "Repurchase Facilities") under which Brighthouse Life Insurance Company may enter into repurchase transactions in an aggregate amount up to $2.0 billion for a term of up to three years. Under the Repurchase Facilities, Brighthouse Life Insurance Company may sell certain eligible securities at a purchase price based on the market value of the securities less an applicable margin based on the types of securities sold, with a concurrent agreement to repurchase such securities at a predetermined future date (up to three months) and at a price which represents the original purchase price plus interest. At December 31, 2022, there were no borrowings under the Repurchase Facilities.

10. Equity

Statutory Financial Information

The states of domicile of Brighthouse Life Insurance Company and BHNY impose RBC requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The requirements are used by regulators to assess the minimum amount of statutory capital needed for an insurance company to support its operations, based on its size and risk profile. RBC is based on the statutory financial statements and is calculated in a manner prescribed by the NAIC, with the RBC ratio equal to the total adjusted capital ("TAC") divided by the applicable company action level. Companies below minimum RBC ratios are subject to corrective action. The RBC ratios for Brighthouse Life Insurance Company and BHNY were each in excess of such minimums for all periods presented.

Brighthouse Life Insurance Company and BHNY prepare statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile.

Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting of reinsurance agreements and valuing investments and deferred tax assets on a different basis.

The tables below present amounts from Brighthouse Life Insurance Company and BHNY, which are derived from the statutory-basis financial statements as filed with the insurance regulators.

Statutory net income (loss) was as follows:

		Years Ended December 31,
Company	State of Domicile	2022	2021	2020
		(In millions)
Brighthouse Life Insurance Company	Delaware	$1,373	$(156)	$(979)
Brighthouse Life Insurance Company of NY	New York	$(152)	$(52)	$(390)

Statutory capital and surplus was as follows at:

	December 31,
Company	2022	2021
	(In millions)
Brighthouse Life Insurance Company	$6,349	$7,763
Brighthouse Life Insurance Company of NY	$223	$357

The Company has a reinsurance subsidiary, BRCD, which reinsures risks including level premium term life and ULSG assumed from other Brighthouse Financial life insurance subsidiaries. BRCD, with the explicit permission of the Delaware Insurance Commissioner ("Delaware Commissioner"), has included the value of credit-linked notes as admitted assets, which resulted in higher statutory capital and surplus of $10.7 billion and $8.6 billion for the years ended December 31, 2022 and 2021, respectively.

The statutory net income (loss) of BRCD was ($208) million, $543 million and $145 million for the years ended December 31, 2022, 2021 and 2020, respectively, and the combined statutory capital and surplus, including the aforementioned prescribed practices, were $696 million and $644 million at December 31, 2022 and 2021, respectively.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Equity (continued)

Dividend Restrictions

The table below sets forth the dividends permitted to be paid by certain of the Company's insurance companies without insurance regulatory approval and dividends paid:

	2023	2022	2021	2020
Company	Permitted Without Approval (1)	Paid (2)	Paid (2)	Paid (2)
	(In millions)
Brighthouse Life Insurance Company	$527	$—	$550	$1,250
Brighthouse Life Insurance Company of NY	$22	$—	$—	$—

(1)  Reflects dividend amounts that may be paid during 2023 without prior regulatory approval. However, because dividend tests may be based on dividends previously paid over rolling 12-month periods, if paid before a specified date during 2023, some or all of such dividends may require regulatory approval to the extent dividends were paid in 2022.

(2)  Reflects all amounts paid, including those requiring regulatory approval.

Under the Delaware Insurance Law, Brighthouse Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend as long as the amount of the dividend when aggregated with all other dividends in the preceding 12 months does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not including pro rata distributions of Brighthouse Life Insurance Company's own securities. Brighthouse Life Insurance Company will be permitted to pay a stockholder dividend in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Delaware Commissioner and the Delaware Commissioner either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as "unassigned funds (surplus)") as of the immediately preceding calendar year requires insurance regulatory approval. Under the Delaware Insurance Law, the Delaware Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.

Under New York insurance laws, BHNY is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to its parent in any calendar year based on one of two standards. Under one standard, BHNY is permitted, without prior insurance regulatory clearance, to pay dividends out of earned surplus (defined as positive "unassigned funds (surplus)", excluding 85% of the change in net unrealized capital gains or losses (less capital gains tax), for the immediately preceding calendar year), in an amount up to the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not to exceed 30% of surplus to policyholders as of the end of the immediately preceding calendar year. In addition, under this standard, BHNY may not, without prior insurance regulatory clearance, pay any dividends in any calendar year immediately following a calendar year for which its net gain from operations, excluding realized capital gains, was negative. Under the second standard, if dividends are paid from a source other than earned surplus, BHNY may, without prior insurance regulatory clearance, pay an amount up to the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). In addition, BHNY will be permitted to pay a dividend to its parent in excess of the amounts allowed under both standards only if it files notice of its intention to declare such a dividend and the amount thereof with the NY Superintendent, and the NY Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing. To the extent BHNY pays a stockholder dividend, such dividend will be paid to Brighthouse Life Insurance Company, its direct parent and sole stockholder.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Equity (continued)

Under BRCD's plan of operations, no dividend or distribution may be made by BRCD without the prior approval of the Delaware Commissioner. BRCD did not pay any extraordinary dividends during the year ended December 31, 2022. During the year ended December 31, 2021, BRCD paid an extraordinary dividend in the form of the settlement of affiliated reinsurance balances of $400 million, invested assets of $197 million and cash of $3 million. During the year ended December 31, 2020, BRCD paid an extraordinary dividend in the form of invested assets of $423 million and the settlement of affiliated reinsurance balances of $177 million, which was approved by the Delaware Commissioner in December 2019. During each of the years ended December 31, 2022, 2021 and 2020, BRCD paid cash dividends of $1 million to its preferred shareholders.

Accumulated Other Comprehensive Income (Loss)

Information regarding changes in the balances of each component of AOCI was as follows:

	Unrealized Investment Gains (Losses), Net of Related Offsets (1)	Unrealized Gains (Losses) on Derivatives	Foreign Currency Translation Adjustments	Total
	(In millions)
Balance at December 31, 2019	$3,066	$163	$(14)	$3,215
OCI before reclassifications (2)	3,159	(52)	19	3,126
Deferred income tax benefit (expense) (3)	(663)	11	(13)	(665)
AOCI before reclassifications, net of income tax	5,562	122	(8)	5,676
Amounts reclassified from AOCI	(305)	(18)	—	(323)
Deferred income tax benefit (expense) (3)	64	4	—	68
Amounts reclassified from AOCI, net of income tax	(241)	(14)	—	(255)
Balance at December 31, 2020	5,321	108	(8)	5,421
OCI before reclassifications	(2,090)	170	1	(1,919)
Deferred income tax benefit (expense) (3)	438	(36)	—	402
AOCI before reclassifications, net of income tax	3,669	242	(7)	3,904
Amounts reclassified from AOCI	7	(12)	—	(5)
Deferred income tax benefit (expense) (3)	(1)	3	—	2
Amounts reclassified from AOCI, net of income tax	6	(9)	—	(3)
Balance at December 31, 2021	3,675	233	(7)	3,901
OCI before reclassifications	(12,112)	329	(22)	(11,805)
Deferred income tax benefit (expense) (3)	2,524	(50)	4	2,478
AOCI before reclassifications, net of income tax	(5,913)	512	(25)	(5,426)
Amounts reclassified from AOCI	202	(21)	—	181
Deferred income tax benefit (expense) (3)	(42)	5	—	(37)
Amounts reclassified from AOCI, net of income tax	160	(16)	—	144
Balance at December 31, 2022	$(5,753)	$496	$(25)	$(5,282)

(1)  See Note 6 for information on offsets to investments related to future policy benefits, DAC, VOBA and DSI.

(2)  Includes $3 million related to the adoption of the allowance for credit losses guidance

(3)  The effects of income taxes on amounts recorded in AOCI are also recognized in AOCI. These income tax effects are released from AOCI when the related activity is reclassified into results from operations.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Equity (continued)

Information regarding amounts reclassified out of each component of AOCI was as follows:

AOCI Components	Amounts Reclassified from AOCI			Consolidated Statements of Operations Locations
	Years Ended December 31,
	2022	2021	2020
	(In millions)
Net unrealized investment gains (losses):
Net unrealized investment gains(losses)	$(182)	$(4)	$319	Net investment gains (losses)
Net unrealized investment gains (losses)	(20)	(3)	(14)	Net derivative gains (losses)
Net unrealized investment gains (losses), before income tax	(202)	(7)	305
Income tax (expense) benefit	42	1	(64)
Net unrealized investment gains (losses), net of income tax	(160)	(6)	241
Unrealized gains (losses) on derivatives — cash flow hedges:
Interest rate swaps	5	2	2	Net derivative gains (losses)
Interest rate swaps	4	3	3	Net investment income
Foreign currency swaps	12	7	13	Net derivative gains (losses)
Gains (losses) on cash flow hedges, before income tax	21	12	18
Income tax (expense) benefit	(5)	(3)	(4)
Gains (losses) on cash flow hedges, net of income tax	16	9	14
Total reclassifications, net of income tax	$(144)	$3	$255

11. Other Revenues and Other Expenses

Other Revenues

The Company has entered into contracts with mutual funds, fund managers, and their affiliates (collectively, the "Funds") whereby the Company is paid monthly or quarterly fees ("12b-1 fees") for providing certain services to customers and distributors of the Funds. The 12b-1 fees are generally equal to a fixed percentage of the average daily balance of the customer's investment in a fund. The percentage is specified in the contract between the Company and the Funds. Payments are generally collected when due and are neither refundable nor able to offset future fees.

To earn these fees, the Company performs services such as responding to phone inquiries, maintaining records, providing information to distributors and shareholders about fund performance and providing training to account managers and sales agents. The passage of time reflects the satisfaction of the Company's performance obligations to the Funds and is used to recognize revenue associated with 12b-1 fees.

Other revenues consisted primarily of 12b-1 fees of $217 million, $264 million and $235 million for the years ended December 31, 2022, 2021 and 2020, respectively, of which substantially all were reported in the Annuities segment.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

11. Other Expenses (continued)

Other Expenses

Information on other expenses was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Compensation	$336	$360	$321
Contracted services and other labor costs	266	249	251
Transition services agreements	55	119	122
Establishment costs	63	93	194
Premium and other taxes, licenses and fees	49	47	39
Volume related costs, excluding compensation, net of DAC capitalization	478	643	591
Interest expense on debt	70	67	68
Other	358	222	258
Total other expenses	$1,675	$1,800	$1,844

Capitalization of DAC

See Note 4 for additional information on the capitalization of DAC.

Interest Expense on Debt

See Note 9 for attribution of interest expense by debt issuance.

Related Party Expenses

See Note 14 for a discussion of related party expenses included in the table above.

12. Income Tax

The provision for income tax was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Current:
Federal	$(88)	$5	$—
Deferred:
Federal	(120)	(76)	(433)
Provision for income tax expense (benefit)	$(208)	$(71)	$(433)

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

12. Income Tax (continued)

The reconciliation of the income tax provision at the statutory tax rate to the provision for income tax as reported was as follows:

	Years Ended December 31,
	2022	2021	2020
	(Dollars in millions)
Tax provision at statutory rate	$(57)	$(1)	$(365)
Tax effect of:
Resolution of prior years	(71)	(3)	—
Dividends received deduction	(32)	(34)	(38)
Change in uncertain tax benefits	(20)	—	—
Tax credits	(19)	(15)	(24)
Return to provision	(5)	12	2
Adjustments to deferred tax	(2)	(48)	(6)
Change in valuation allowance	—	18	—
Other, net	(2)	—	(2)
Provision for income tax expense (benefit)	$(208)	$(71)	$(433)
Effective tax rate	77%	1,654%	25%

Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

	December 31,
	2022	2021
	(In millions)
Deferred income tax assets:
Net unrealized investment losses	$1,397	$—
Net operating loss carryforwards	1,246	1,253
Investments, including derivatives	285	—
Tax credit carryforwards	183	150
Intangibles	43	45
Employee benefits	3	4
Other	28	5
Total deferred income tax assets	3,185	1,457
Less: Valuation allowance	18	18
Total net deferred income tax assets	3,167	1,439
Deferred income tax liabilities:
Policyholder liabilities and receivables	969	429
DAC	618	688
Net unrealized investment gains	—	1,039
Investments, including derivatives	—	264
Total deferred income tax liabilities	1,587	2,420
Net deferred income tax asset (liability)	$1,580	$(981)

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

12. Income Tax (continued)

The following table sets forth the net operating loss carryforwards for tax purposes at December 31, 2022.

Net Operating Loss Carryforwards
(In millions)
Expiration
2032-2037	$2,008
Indefinite	3,924
$5,932

The following table sets forth the general business credits and foreign tax credits available for carryforward for tax purposes at December 31, 2022.

	Tax Credit Carryforwards
	General Business Credits	Foreign Tax Credits
	(In millions)
Expiration
2023-2026	$—	$18
2027-2031	—	121
2032-2036	5	26
2037-2041	13	—
Indefinite	—	—
	$18	$165

The Company believes that it is more likely than not that the benefit from certain tax credit carryforwards will not be realized. Accordingly, a valuation allowance of $18 million has been established on the deferred tax assets related to the tax credit carryforwards at December 31, 2022.

The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate in the future.

A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Balance at January 1,	$34	$34	$34
Additions for tax positions of prior years	—	—	—
Reductions for tax positions of prior years	—	—	—
Additions for tax positions of current year	—	—	—
Reductions for tax positions of current year	—	—	—
Settlements with tax authorities	—	—	—
Lapses of statutes of limitations	(20)	—	—
Balance at December 31,	$14	$34	$34
Unrecognized tax benefits that, if recognized would impact the effective rate	$14	$34	$34

The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included in other expenses, while penalties are included in income tax expense. Interest related to unrecognized tax benefits was not significant. The Company had no penalties for each of the years ended December 31, 2022, 2021 and 2020.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

12. Income Tax (continued)

The Company is subject to examination by the Internal Revenue Service and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to federal, state or local income tax examinations for years prior to 2017. Management believes it has established adequate tax liabilities, and final resolution of any audits for the years 2017 and forward is not expected to have a material impact on the Company's consolidated financial statements.

Tax Sharing Agreements

For the periods prior to the Separation, the Company filed a consolidated federal life and non-life income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses) are allocated to the Company, and its includable subsidiaries, under the consolidated tax return regulations and a tax sharing agreement with MetLife, Inc. This tax sharing agreement states that federal taxes will be computed on a modified separate return basis with benefits for losses.

For periods after the Separation, the Company and any directly owned life insurance and reinsurance subsidiaries (including BHNY and BRCD) entered in a tax sharing agreement to join a life consolidated federal income tax return. The non-life subsidiaries of the Company will file their own federal income tax returns. The tax sharing agreements state that federal taxes are computed on a modified separate return basis with benefit for losses.

Income Tax Transactions with Former Parent

The Company entered into a tax separation agreement with MetLife, Inc. Among other things, the tax separation agreement governs the allocation between MetLife, Inc. and the Company of the responsibility for the taxes of the MetLife, Inc. group. The tax separation agreement also allocates rights, obligations and responsibilities in connection with certain administrative matters relating to the preparation of tax returns and control of tax audits and other proceedings relating to taxes. For the year ended December 31, 2022, MetLife, Inc. paid the Company $14 million, and for the years ended December 31, 2021 and 2020, the Company paid MetLife, Inc. $73 million and $0, respectively, under the tax separation agreement. At December 31, 2022, there was a current income tax receivable of $14 million, and at December 31, 2021, there was a current income tax payable of $68 million related to this agreement.

13. Contingencies, Commitments and Guarantees

Contingencies

Litigation

The Company is a defendant in a number of litigation matters. In some of the matters, large or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

The Company also receives and responds to subpoenas or other inquiries seeking a broad range of information from various state and federal regulators, agencies and officials. The issues involved in information requests and regulatory matters vary widely, but can include inquiries or investigations concerning the Company's compliance with applicable insurance and other laws and regulations. The Company cooperates in these inquiries.

Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

13. Contingencies, Commitments and Guarantees (continued)

The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2022.

Matters as to Which an Estimate Can Be Made

For some loss contingency matters, the Company is able to estimate a reasonably possible range of loss. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. In addition to amounts accrued for probable and reasonably estimable losses, as of December 31, 2022, the Company estimates the aggregate range of reasonably possible losses to be up to approximately $10 million.

Matters as to Which an Estimate Cannot Be Made

For other matters, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Sales Practices Claims

Over the past several years, the Company has faced claims and regulatory inquiries and investigations, alleging improper marketing or sales of individual life insurance policies, annuities or other products. The Company continues to defend vigorously against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

Cost of Insurance Class Actions

Richard A. Newton v. Brighthouse Life Insurance Company (U.S. District Court, Northern District of Georgia, Atlanta Division, filed May 8, 2020). Plaintiff has filed a purported class action lawsuit against Brighthouse Life Insurance Company. Plaintiff was the owner of a universal life insurance policy issued by Travelers Insurance Company, a predecessor to Brighthouse Life Insurance Company. Plaintiff seeks to certify a class of all persons who own or owned life insurance policies issued where the terms of the life insurance policy provide or provided, among other things, a guarantee that the cost of insurance rates would not be increased by more than a specified percentage in any contract year. Plaintiff also alleges that cost of insurance charges were based on improper factors and should have decreased over time due to improving mortality but did not. Plaintiff alleges, among other things, causes of action for breach of contract, fraud, suppression and concealment, and violation of the Georgia Racketeer Influenced and Corrupt Organizations Act. Plaintiff seeks to recover damages, including punitive damages, interest and treble damages, attorneys' fees, and injunctive and declaratory relief. Brighthouse Life Insurance Company filed a motion to dismiss in June 2020, which was granted in part and denied in part in March 2021. Plaintiff was granted leave to amend the complaint. On January 18, 2023, the plaintiff filed a motion on consent to amend the second amended class action complaint to narrow the scope of the class sought to those who own or owned policies issued in Georgia; the motion was granted on January 23, 2023, and the third amended complaint was filed on January 23, 2023. The Company intends to vigorously defend this matter.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

13. Contingencies, Commitments and Guarantees (continued)

Lawrence Martin v. Brighthouse Life Insurance Company (U.S. District Court, Southern District of New York, filed April 6, 2021). Plaintiff has filed a purported class action lawsuit against Brighthouse Life Insurance Company. Plaintiff is the owner of a universal life insurance policy issued by Travelers Insurance Company, a predecessor to Brighthouse Life Insurance Company. Plaintiff seeks to certify a class of similarly situated owners of universal life insurance policies issued or administered by defendants and alleges that cost of insurance charges were based on improper factors and should have decreased over time due to improving mortality but did not. Plaintiff alleges, among other things, causes of action for breach of contract, breach of the covenant of good faith and fair dealing, and unjust enrichment. Plaintiff seeks to recover compensatory damages, attorney's fees, interest, and equitable relief including a constructive trust. Brighthouse Life Insurance Company filed a motion to dismiss in June 2021, which was denied in February 2022. BHNY was initially named as a defendant when the lawsuit was filed, but was dismissed as a defendant, without prejudice, in April 2022. The Company intends to vigorously defend this matter.

Summary

Various litigations, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, investor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, large or indeterminate amounts, including punitive and treble damages, are sought. Although, in light of these considerations, it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

Other Loss Contingencies

As with litigation and regulatory loss contingencies, the Company considers establishing liabilities for loss contingencies associated with disputes or other matters involving third parties, including counterparties to contractual arrangements entered into by the Company (e.g., third-party vendors and reinsurers), as well as with tax or other authorities ("other loss contingencies"). The Company establishes liabilities for such other loss contingencies when it is probable that a loss will be incurred and the amount of the loss can be reasonably estimated. In matters where it is not probable, but is reasonably possible that a loss will be incurred and the amount of loss can be reasonably estimated, such losses or range of losses are disclosed, and no accrual is made. In the absence of sufficient information to support an assessment of the reasonably possible loss or range of loss, no accrual is made and no loss or range of loss is disclosed.

In the matters where the Company's subsidiaries are acting as the reinsured or the reinsurer, such matters involve assertions by third parties primarily related to rates, fees or reinsured benefit calculations, and in certain of such matters, the counterparty has made a request to arbitrate.

On a quarterly basis, the Company reviews relevant information with respect to other loss contingencies and, when applicable, updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

As of December 31, 2022, the Company estimates the range of reasonably possible losses in excess of the amounts accrued for certain other loss contingencies to be from zero up to approximately $125 million, which are primarily associated with the reinsurance-related matters described above. For certain other matters, the Company may not currently be able to estimate the reasonably possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of such loss. During the second quarter of 2022, the Company settled a reinsurance-related matter with a third party for $140 million, which is reported in other expenses.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

13. Contingencies, Commitments and Guarantees (continued)

Commitments

Mortgage Loan Commitments

The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $247 million and $719 million at December 31, 2022 and 2021, respectively.

Commitments to Fund Partnership Investments, and Private Corporate Bond Investments

The Company commits to fund partnership investments and to lend funds under private corporate bond investments. The amounts of these unfunded commitments were $1.9 billion and $2.3 billion at December 31, 2022 and 2021, respectively.

Guarantees

In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from $6 million to $112 million, with a cumulative maximum of $118 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

In addition, the Company indemnifies its directors and officers as provided in its charters and bylaws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

The Company's recorded liabilities were $1 million at both December 31, 2022 and 2021 for indemnities, guarantees and commitments.

14. Related Party Transactions

The Company has various existing arrangements with its Brighthouse Financial affiliates and had previous arrangements with MetLife, Inc. for services necessary to conduct its activities. Certain of the MetLife, Inc. services have continued, however, MetLife, Inc. ceased to be a related party in June 2018. See Note 11 for amounts related to continuing transition services.

The Company has related party reinsurance, debt and equity transactions (see Notes 5, 9 and 10). Other material arrangements between the Company and its related parties not disclosed elsewhere are as follows:

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

14. Related Party Transactions (continued)

Shared Services and Overhead Allocations

Brighthouse Services currently provides the Company certain services which include, but are not limited to, treasury, financial planning and analysis, legal, human resources, tax planning, internal audit, financial reporting and information technology. When specific identification to a particular legal entity and/or product is not practicable, an allocation methodology based on various performance measures or activity-based costing, such as sales, new policies/contracts issued, reserves, and in-force policy counts is used. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Management believes that the methods used to allocate expenses under these arrangements are reasonable. Revenues received from an affiliate related to these agreements, recorded in universal life and investment-type product policy fees, were $193 million, $235 million and $213 million for the years ended December 31, 2022, 2021 and 2020, respectively. Costs incurred under these arrangements were $946 million, $1.0 billion and $1.1 billion for the years ended December 31, 2022, 2021 and 2020, respectively, and were recorded in other expenses.

Included in these costs were those incurred related to the establishment of services and infrastructure to replace those previously provided by MetLife, Inc.. The Company incurred costs of $0, $0 and $88 million for the years ended December 31, 2022, 2021 and 2020, respectively. The Company has been charged a fee to reflect the value of the available infrastructure and services provided by these costs. While management believes the method used to allocate expenses under this arrangement has been reasonable, the allocated expenses may not have been indicative of those of a standalone entity. These establishment costs were fully allocated as of December 31, 2020.

The Company had net receivables from/(payables to) affiliates, related to the items discussed above, of ($188) million and ($182) million at December 31, 2022 and 2021, respectively.

Broker-Dealer Transactions

The related party expense for the Company was commissions paid on the sale of variable products and passed through to the broker-dealer affiliate. The related party revenue for the Company was fee income passed through the broker-dealer affiliate from trusts and mutual funds whose shares serve as investment options of policyholders of the Company. Fee income received related to these transactions and recorded in other revenues was $186 million, $224 million and $200 million for the years ended December 31, 2022, 2021 and 2020, respectively. Commission expenses incurred related to these transactions and recorded in other expenses was $920 million, $1.0 billion and $858 million for the years ended December 31, 2022, 2021 and 2020, respectively. The Company also had related party fee income receivables of $14 million and $19 million at December 31, 2022 and 2021, respectively.

15. Subsequent Event

Intercompany Liquidity Facilities

Upon maturity on February 16, 2023, the November 2022 Promissory Notes were replaced with two $125 million promissory notes that each bear interest at a fixed rate of 5.9966% and 5.9937%, respectively, and both mature on May 16, 2023.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule I

Consolidated Summary of Investments
Other Than Investments in Related Parties
December 31, 2022

(In millions)

Types of Investments	Cost or Amortized Cost (1)	Estimated Fair Value	Amount at Which Shown on Balance Sheet
Fixed maturity securities:
Bonds:
U.S. government and agency	$8,195	$7,898	$7,898
State and political subdivision	4,015	3,741	3,741
Public utilities	3,599	3,160	3,160
Foreign government	1,148	1,081	1,081
All other corporate bonds	44,724	39,096	39,096
Total bonds	61,681	54,976	54,976
Mortgage-backed and asset-backed securities	21,270	19,383	19,383
Redeemable preferred stock	444	398	398
Total fixed maturity securities	83,395	74,757	74,757
Equity securities:
Non-redeemable preferred stock	43	37	37
Common stock:
Industrial, miscellaneous and all other	26	27	27
Public utilities	—	2	2
Total equity securities	69	66	66
Mortgage loans	22,877		22,877
Policy loans	898		898
Limited partnerships and LLCs	4,774		4,774
Short-term investments	299		299
Other invested assets	2,984		2,984
Total investments	$115,296		$106,655

(1)  Cost or amortized cost for fixed maturity securities represents original cost reduced by impairments that are charged to earnings and adjusted for amortization of premiums or accretion of discounts; for mortgage loans, cost represents original cost reduced by repayments and valuation allowances and adjusted for amortization of premiums or accretion of discounts; for equity securities, cost represents original cost; for limited partnerships and LLCs, cost represents original cost adjusted for equity in earnings and distributions.

Brighthouse Life Insurance Company

Schedule II

Condensed Financial Information
(Parent Company Only)
December 31, 2022 and 2021

(In millions, except share and per share data)

	2022	2021
Condensed Balance Sheets
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $71,285 and $66,348, respectively; allowance for credit losses of $4 and $10, respectively)	$64,250	$73,232
Equity securities, at estimated fair value	55	85
Mortgage loans (net of allowance for credit losses of $114 and $120, respectively)	21,658	18,977
Policy loans	898	869
Limited partnerships and limited liability companies	4,191	4,271
Short-term investments, principally at estimated fair value	299	649
Investment in subsidiaries	2,563	5,127
Other invested assets, principally at estimated fair value	2,600	2,855
Total investments	96,514	106,065
Cash and cash equivalents	3,102	3,309
Accrued investment income	765	588
Premiums, reinsurance and other receivables (net of allowance for credit losses of $10 and $10, respectively)	18,292	15,080
Receivable from subsidiaries	11,568	11,422
Deferred policy acquisition costs and value of business acquired	4,692	4,405
Current income tax recoverable	27	—
Deferred income tax asset	3,197	1,385
Other assets	332	354
Separate account assets	74,958	101,076
Total assets	$213,447	$243,684
Liabilities and Stockholder's Equity
Liabilities
Future policy benefits	$41,444	$42,081
Policyholder account balances	69,539	62,187
Other policy-related balances	3,724	3,764
Payables for collateral under securities loaned and other transactions	4,353	5,922
Long-term and short-term debt	812	812
Current income tax payable	—	11
Other liabilities	11,768	11,735
Separate account liabilities	74,958	101,076
Total liabilities	206,598	227,588
Stockholder's Equity
Common stock, par value $25,000 per share; 4,000 shares authorized; 3,000 shares issued and outstanding	75	75
Additional paid-in capital	17,773	17,773
Retained earnings (deficit)	(5,717)	(5,653)
Accumulated other comprehensive income (loss)	(5,282)	3,901
Total stockholder's equity	6,849	16,096
Total liabilities and stockholder's equity	$213,447	$243,684

See accompanying notes to the condensed financial information.

Brighthouse Life Insurance Company

Schedule II

Condensed Financial Information (continued)
(Parent Company Only)
For the Years Ended December 31, 2022, 2021 and 2020

(In millions)

	2022	2021	2020
Condensed Statements of Operations
Revenues
Premiums	$371	$461	$428
Universal life and investment-type product policy fees	2,226	2,592	2,440
Net investment income	3,620	4,340	3,111
Other revenues	477	391	398
Net investment gains (losses)	(233)	12	296
Net derivative gains (losses)	2,863	(1,806)	(1,594)
Total revenues	9,324	5,990	5,079
Expenses
Policyholder benefits and claims	3,299	2,131	3,087
Interest credited to policyholder account balances	1,252	1,122	912
Amortization of deferred policy acquisition costs and value of business acquired	790	66	626
Other expenses	1,865	2,733	2,102
Total expenses	7,206	6,052	6,727
Income (loss) before provision for income tax and equity in earnings (losses) of subsidiaries	2,118	(62)	(1,648)
Provision for income tax expense (benefit)	309	(78)	(410)
Income (loss) before equity in earnings (losses) of subsidiaries	1,809	16	(1,238)
Equity in earnings (losses) of subsidiaries	(1,873)	50	(68)
Net income (loss) attributable to Brighthouse Life Insurance Company	$(64)	$66	$(1,306)
Comprehensive income (loss)	$(9,247)	$(1,454)	$900

See accompanying notes to the condensed financial information.

Brighthouse Life Insurance Company

Schedule II

Condensed Financial Information (continued)
(Parent Company Only)
For the Years Ended December 31, 2022, 2021 and 2020

(In millions)

	2022	2021	2020
Condensed Statements of Cash Flows
Net cash provided by (used in) operating activities	$(898)	$1,368	$815
Cash flows from investing activities
Sales, maturities and repayments of:
Fixed maturity securities	9,701	11,647	7,591
Equity securities	48	107	66
Mortgage loans	2,036	2,814	1,869
Limited partnerships and limited liability companies	249	271	177
Purchases of:
Fixed maturity securities	(14,364)	(18,942)	(12,517)
Equity securities	(14)	(8)	(17)
Mortgage loans	(4,864)	(6,680)	(1,993)
Limited partnerships and limited liability companies	(807)	(837)	(581)
Cash received in connection with freestanding derivatives	4,327	3,489	6,035
Cash paid in connection with freestanding derivatives	(3,833)	(4,471)	(4,284)
Receipts on loans to affiliate	—	—	100
Issuances of loans to affiliate	(125)	—	(100)
Returns of capital and dividends from subsidiaries	30	24	16
Capital contributions to subsidiaries	(100)	—	—
Net change in policy loans	(29)	15	(9)
Net change in short-term investments	351	1,021	(223)
Net change in other invested assets	(381)	(33)	22
Net cash provided by (used in) investing activities	(7,775)	(11,583)	(3,848)
Cash flows from financing activities
Policyholder account balances:
Deposits	29,929	14,203	8,568
Withdrawals	(19,711)	(3,966)	(3,029)
Net change in payables for collateral under securities loaned and other transactions	(1,569)	821	812
Dividends paid to parent	—	(550)	(1,250)
Financing element on certain derivative instruments and other derivative related transactions, net	(183)	(368)	(957)
Net cash provided by (used in) financing activities	8,466	10,140	4,144
Change in cash, cash equivalents and restricted cash	(207)	(75)	1,111
Cash, cash equivalents and restricted cash, beginning of year	3,309	3,384	2,273
Cash, cash equivalents and restricted cash, end of year	$3,102	$3,309	$3,384
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest	$65	$65	$65
Income tax	$(56)	$45	$(32)
Non-cash transactions:
Transfer of fixed maturity securities from affiliates	$589	$240	$417
Transfer of limited partnerships and limited liability companies to affiliates	$587	$—	$—
Transfer of fixed maturity securities to affiliates	$296	$722	$280
Transfer of mortgage loans to affiliates	$89	$—	$—

See accompanying notes to the condensed financial information.

Brighthouse Life Insurance Company

Schedule II

Notes to the Condensed Financial Information
(Parent Company Only)

1. Basis of Presentation

The condensed financial information of Brighthouse Life Insurance Company (the "Parent Company") should be read in conjunction with the consolidated financial statements of Brighthouse Life Insurance Company and its subsidiaries and the notes thereto (the "Consolidated Financial Statements"). These condensed unconsolidated financial statements reflect the results of operations, financial position and cash flows for the Parent Company. Investments in subsidiaries are accounted for using the equity method of accounting.

The preparation of these condensed unconsolidated financial statements in conformity with GAAP requires management to adopt accounting policies and make certain estimates and assumptions. The most important of these estimates and assumptions relate to the fair value measurements, identifiable intangible assets and the provision for potential losses that may arise from litigation and regulatory proceedings and tax audits, which may affect the amounts reported in the condensed unconsolidated financial statements and accompanying notes. Actual results could differ from these estimates.

2. Investment in Subsidiaries

During the year ended December 31, 2022, Brighthouse Life Insurance Company paid a cash capital contribution of $100 million to BHNY. See Note 10 of the Notes to the Consolidated Financial Statements for information regarding dividends paid by BRCD to Brighthouse Life Insurance Company.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule III

Consolidated Supplementary Insurance Information
December 31, 2022 and 2021

(In millions)

Segment	DAC and VOBA	Future Policy Benefits and Other Policy-Related Balances	Policyholder Account Balances	Unearned Premiums (1), (2)	Unearned Revenue (1)
2022
Annuities	$4,603	$11,351	$54,812	$—	$80
Life	471	5,947	2,349	10	155
Run-off	4	19,537	6,787	—	254
Corporate & Other	106	7,416	10,164	6	—
Total	$5,184	$44,251	$74,112	$16	$489
2021
Annuities	$4,237	$10,258	$50,815	$—	$81
Life	515	5,945	2,404	10	133
Run-off	4	23,031	7,207	—	213
Corporate & Other	95	7,508	5,769	5	—
Total	$4,851	$46,742	$66,195	$15	$427

(1)  Amounts are included in the future policy benefits and other policy-related balances column.

(2)  Includes premiums received in advance.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule III

Consolidated Supplementary Insurance Information (continued)
December 31, 2022, 2021 and 2020

(In millions)

Segment	Premiums and Universal Life and Investment-Type Product Policy Fees	Net Investment Income (1)	Policyholder Benefits and Claims and Interest Credited to Policyholder Account Balances	Amortization of DAC and VOBA	Other Expenses
2022
Annuities	$1,997	$2,233	$2,736	$811	$963
Life	518	376	835	71	97
Run-off	615	1,146	1,796	—	292
Corporate & Other	73	309	190	(11)	323
Total	$3,203	$4,064	$5,557	$871	$1,675
2021
Annuities	$2,335	$2,196	$1,646	$86	$1,087
Life	640	617	654	8	160
Run-off	619	1,900	2,108	—	191
Corporate & Other	79	102	91	11	362
Total	$3,673	$4,815	$4,499	$105	$1,800
2020
Annuities	$2,179	$1,800	$2,438	$627	$1,043
Life	671	402	831	78	150
Run-off	642	1,264	3,421	—	185
Corporate & Other	83	62	60	(9)	466
Total	$3,575	$3,528	$6,750	$696	$1,844

(1)  See Note 2 of the Notes to the Consolidated Financial Statements for the basis of allocation of net investment income.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule IV

Consolidated Reinsurance
December 31, 2022, 2021 and 2020

(Dollars in millions)

	Gross Amount	Ceded	Assumed	Net Amount	% Amount Assumed to Net
2022
Life insurance in-force	$475,382	$138,063	$8,034	$345,353	2.3%
Insurance premium
Life insurance (1)	$1,123	$493	$8	$638	1.3%
Accident & health insurance	198	195	—	3	0.0%
Total insurance premium	$1,321	$688	$8	$641	1.2%
2021
Life insurance in-force	$494,317	$145,618	$8,966	$357,665	2.5%
Insurance premium
Life insurance (1)	$1,193	$500	$(10)	$683	(1.5)%
Accident & health insurance	205	201	—	4	0.0%
Total insurance premium	$1,398	$701	$(10)	$687	(1.5)%
2020
Life insurance in-force	$509,456	$156,361	$8,965	$362,060	2.5%
Insurance premium
Life insurance (1)	$1,251	$532	$12	$731	1.6%
Accident & health insurance	215	210	—	5	0.0%
Total insurance premium	$1,466	$742	$12	$736	1.6%

(1)  Includes annuities with life contingencies.

For the years ended December 31, 2022, 2021 and 2020, reinsurance assumed included related party transactions for life insurance in-force of $1.5 billion, $1.6 billion and $1.7 billion, respectively, and life insurance premiums of $2 million for each of the years. There were no related party transactions for ceded life insurance in-force and life insurance premiums for the years ended December 31, 2022, 2021 and 2020.